SCHEDULE 14A
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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
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Washington Real Estate Investment Trust
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1775 Eye Street, N.W. Suite 1000 Washington, D.C. 20006 202-774-3200 www.washreit.com

March 23, 2016
Dear Shareholder,
You are cordially invited to attend the Annual Meeting of Shareholders of Washington Real Estate Investment Trust (“Washington REIT,” “we” or “us”) to be held on Thursday, May 12, 2016 at 8:30 a.m., Eastern Time, at 1775 Eye Street, N.W., Suite 1000, Washington, D.C. 20006 (the “Annual Meeting”). A formal Notice of the meeting and a Proxy Statement describing the proposals to be considered and voted upon are enclosed.
The Board of Trustees has nominated two individuals for election as trustees at the meeting and recommends that shareholders vote in favor of their election. In addition to the election of the trustees, we are recommending your approval of our executive compensation program in a non-binding advisory vote and your approval of adoption of the Washington Real Estate Investment Trust 2016 Omnibus Incentive Plan and certain material terms and conditions relating to performance-based compensation under such plan. Lastly, we are recommending your ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2016. The accompanying Notice of 2016 Annual Meeting of Shareholders describes these matters.
Regardless of the number of shares you own, your vote is important. Please read the Proxy Statement carefully, then complete, sign and return your Proxy Card in the enclosed envelope. You may also authorize a proxy to vote via telephone or the Internet if you prefer by following instructions on the Proxy Card.
The Board of Trustees appreciates your continued support of Washington REIT and encourages your participation in the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, please vote your shares as soon as possible.

Sincerely,

/s/ Charles T. Nason
Charles T. Nason
Chairman of the Board
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Shareholders to be held on May 12, 2016
This Proxy Statement and our 2015 Annual Report to Shareholders
are available at http://www.edocumentview.com/wre.

WASHINGTON REAL ESTATE INVESTMENT TRUST
NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS
To the Shareholders of Washington Real Estate Investment Trust:
Notice is hereby given that the Annual Meeting of Shareholders of Washington Real Estate Investment Trust, a Maryland real estate investment trust (“Washington REIT,” “we” or “us”), will be held at the time and place below and for the following purposes:

Date:	Thursday, May 12, 2016

Time:	8:30 a.m., Eastern Time

Place:	1775 Eye Street, N.W., Suite 1000, Washington, D.C. 20006

Record Date:
The trustees have fixed the close of business on March 15, 2016, as the record date for determining holders of shares entitled to notice of and to vote at the Annual Meeting or at any postponement or adjournment thereof.

Items of Business:
1. To elect two trustees to serve until the annual meeting of shareholders in 2019 and until their successors are duly elected and qualify;
2. To consider and vote on a non-binding, advisory basis upon the compensation of the named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K;
3. To consider and vote on adoption of the Washington Real Estate Investment Trust 2016 Omnibus Incentive Plan and certain material terms and conditions relating to performance-based compensation under such plan;
4. To consider and vote upon ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2016; and
5. To transact such other business as may properly come before the meeting.

Proxy Voting:
You are requested, whether or not you plan to be present at the Annual Meeting, to vote, sign and promptly return the Proxy Card. Alternatively, you may authorize a proxy to vote by telephone or the Internet, if you prefer. To do so, you should follow the instructions on the Proxy Card.

Regardless of the number of shares you hold, as a shareholder your role is very important, and the Board of Trustees strongly encourages you to exercise your right to vote. Pursuant to the U.S. Securities and Exchange Commission’s “notice and access” rules, our Proxy Statement and 2015 Annual Report to Shareholders are available online at www.edocumentview.com/wre.

By order of the Board of Trustees:

/s/ Thomas C. Morey

Corporate Secretary
Washington, D.C.
March 23, 2016

i

ii

1775 Eye Street, N.W. Suite 1000 Washington, D.C. 20006 202-774-3200 www.washreit.com

March 23, 2016

PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Why am I receiving this Proxy Statement?

This Proxy Statement is furnished by the Board of Trustees (the “Board”) of Washington Real Estate Investment Trust, a Maryland real estate investment trust (“Washington REIT,” “we” or “us”), in connection with its solicitation of proxies for exercise at the 2016 Annual Meeting of Shareholders to be held on May 12, 2016, at 8:30 a.m., Eastern Time, at 1775 Eye Street, N.W., Suite 1000, Washington, D.C. 20006, and at any and all postponements or adjournments thereof (the "Annual Meeting"). On or about March 23, 2016, we mailed a Shareholder Meeting Notice together with an Important Notice Regarding the Availability of Proxy Materials (the "Proxy Availability Notice") to shareholders of record as of the close of business on March 15, 2016 (the “Record Date”). This Proxy Statement, the form of Proxy Card and our 2015 Annual Report (the “Annual Report”) are first being furnished to shareholders on or about March 23, 2016.

The mailing address of our principal executive offices is 1775 Eye Street N.W., Suite 1000, Washington, D.C. 20006. We maintain a website at www.washreit.com. Information on or accessible through our website is not and should not be considered part of this Proxy Statement.

You should rely only on the information provided in this Proxy Statement. No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, you should not rely on that information or representation as having been authorized by us. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

Why didn't I automatically receive a paper copy of the Proxy Card and Annual Report?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials via the Internet. Accordingly, rather than paper copies of all of our proxy materials, we sent the Shareholder Meeting Notice and Proxy Availability Notice to our shareholders.

What is the purpose of the Annual Meeting?
At the Annual Meeting, shareholders will be asked to vote upon the matters set forth in the accompanying notice of annual meeting, including the election of trustees, an advisory resolution on named executive officer compensation, the adoption of the Washington Real Estate Investment Trust 2016 Omnibus Incentive Plan and certain material terms and conditions relating to performance-based compensation under such plan, the ratification of the appointment of our independent registered public accounting firm and such other business as may properly come before the meeting and at any postponement or adjournment thereof.
May I attend the meeting?

All shareholders of record of common shares at the close of business on the Record Date, or their designated proxies, are authorized to attend the Annual Meeting. Each shareholder and proxy will be asked to present a valid government-issued photo identification, such as a driver’s license or passport, before being admitted. If you are not a shareholder of record but you hold your shares in “street name” (i.e., your shares are held in an account maintained by a bank, broker or other nominee), then you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.
Who is entitled to vote at the Annual Meeting?
The close of business on March 15, 2016 has been fixed as the Record Date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. Our voting securities consist of common shares of beneficial interest, $0.01 par value per share (“common shares”), of which 68,335,834 common shares were outstanding at the close of business on the Record Date. Washington REIT has no other outstanding voting security. Each common share outstanding as of the close of business on the Record Date will be entitled to one vote on each matter properly submitted at the Annual Meeting.
What constitutes a quorum?
The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting on any matter will constitute a quorum at the Annual Meeting. Shareholders do not have cumulative voting rights. Abstentions and broker non-votes, if any, are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. A broker non-vote occurs when a broker holding shares for a beneficial owner does not authorize a proxy to cast a vote with respect to a particular proposal because the broker does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. If that happens, the broker may vote those shares only on matters deemed "routine" by the New York Stock Exchange (the "NYSE"), the exchange on which our common shares are listed. On non-routine matters, nominees holding shares for a beneficial owner cannot vote without instructions from the beneficial owner, resulting in a so-called "broker non-vote."
Proposal 4 (Ratification of Ernst & Young LLP) is the only proposal that is considered "routine" under the NYSE rules.

Accordingly, no broker non-votes will arise in the context of voting for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016, and the broker is permitted to vote your shares on such ratification even if the broker does not receive voting instructions from you. The treatment of abstentions and broker non-votes and the vote required to approve each proposal are set forth under the caption “Voting Matters” under each proposal below.
How do I vote?
Voting by Proxy for Shares Registered Directly in the Name of the Shareholder
If you are a “registered shareholder” and hold your common shares in your own name as a holder of record with our transfer agent, Computershare Trust Company, N.A., you may instruct the proxy holders named in the Proxy Card how to vote your common shares in one of the following ways:

•
Vote by Internet. You may vote via the Internet by following the instructions provided on your Proxy Card. The website for Internet voting is printed on your Proxy Card. Internet voting is available 24 hours per day until 11:59 p.m., Eastern Time on May 11, 2016. To vote online, you will be asked to enter your control number(s) to ensure the security of your vote. You will find your control number on your Proxy Card received with your Proxy Statement. If you vote by Internet, you do not need to return your Proxy Card.

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Vote by Telephone. You also have the option to vote by telephone by calling the toll-free number listed on your Proxy Card. Telephone voting is available 24 hours per day until 11:59 p.m., Eastern Time, on May 11, 2016. When you call, please have your Proxy Card in hand. You will receive a series of voice instructions that will allow you to vote your common shares. You will also be given the opportunity to confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your Proxy Card.

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Vote by Mail. If you received printed materials, and would like to vote by mail, then please mark, sign and date your Proxy Card and return it promptly to our transfer agent, Computershare Trust Company, N.A., in the postage-paid envelope provided. If you did not receive printed materials and would like to vote by mail, you must request printed copies of the proxy materials by following the instructions on the Proxy Availability Notice.

Voting by Proxy for Shares held in “Street Name”
If your common shares are held in “street name” (i.e., through a broker, bank or other nominee), then you will receive instructions from your broker, bank or other nominee that you must follow in order to have your common shares voted. The materials from your broker, bank or other nominee will include a Voting Instruction Form or other document by which you can instruct your broker, bank or other nominee how to vote your common shares.
What am I being asked to vote on?
You are being asked to consider and vote on the following proposals:

•	Proposal 1 (Election of Trustees) - page 6 below: The election of two trustees to serve until the annual meeting of shareholders in 2019 and until their successors have been duly elected and qualify.

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Proposal 2 (Advisory Vote on Named Executive Officer Compensation) - page 25 below: To consider and vote on a non-binding, advisory basis upon the compensation of the named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K.

•
Proposal 3 (Washington Real Estate Investment Trust 2016 Omnibus Incentive Plan and Terms and Conditions relating to Performance-based Compensation) - page 58 below: To consider and vote on adoption of the Washington Real Estate Investment Trust 2016 Omnibus Incentive Plan and certain material terms and conditions relating to performance-based compensation under such plan.

•
Proposal 4 (Ratification of Appointment of Ernst & Young LLP) - page 72 below: The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016.

We are not currently aware of any other matter to be presented at the Annual Meeting other than those described in this Proxy Statement. If any other matter not described in the Proxy Statement is properly presented at the Annual Meeting, any proxies received by us will be voted in the discretion of the proxy holders.
What are the Board’s voting recommendations?
The Board recommends that you vote as follows: FOR the election of the trustee nominees listed on the Proxy Card, FOR approval of the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, FOR adoption of the Washington Real Estate Investment Trust 2016 Omnibus Incentive Plan and approval of certain material terms and conditions relating to performance-based compensation under such plan, and FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. All properly executed proxies will be voted in accordance with the instructions contained therein. If no instructions are specified, proxies will be voted in accordance with the Board's recommendations above. All proxies will be voted in the discretion of the proxy holders on any other matter to come before the meeting, unless otherwise instructed on the Proxy Card.
What is householding?
If you and other residents at your mailing address own common shares in street name, your broker, bank or other nominee may have sent you a notice that your household will receive only one Annual Report, Notice of Annual Meeting and/or Proxy Statement, unless you have instructed otherwise. This procedure, known as “householding,” is intended to reduce the volume of duplicate information shareholders receive and also reduce our printing and postage costs. If you wish to request extra copies, we will promptly deliver a separate copy of such documents to shareholders who write or call us at the following address or telephone number: Washington Real Estate Investment Trust, 1775 Eye Street, N.W., Suite 1000, Washington, D.C. 20006, Attention: Investor Relations; telephone 202-774-3200. Shareholders wishing to receive separate copies of our Proxy Statement and Annual Report in the future, or shareholders currently receiving multiple copies of the Proxy Statement and Annual Report at their address who would prefer that only a single copy of each be delivered there, should contact their bank, broker or other nominee record holder.
Can I change my vote after I have voted?
You may revoke your proxy at any time prior to its exercise at the Annual Meeting by (1) submitting a duly executed Proxy Card bearing a later date to the Corporate Secretary, (2) attending the Annual Meeting and voting in person, or (3) delivering a signed notice of revocation of the Proxy Card to our Corporate Secretary at the following address: c/o Corporate Secretary, Washington Real Estate Investment Trust, 1775 Eye Street, N.W., Suite 1000, Washington, D.C. 20006. If your common shares are held by a broker, bank or any other persons holding common shares on your behalf, you must contact that institution to revoke a previously authorized proxy.
Whom should I call if I have questions or need assistance voting my shares?
Please call (800) 565-9748 or email info@washreit.com if you have any questions in connection with voting your shares.

PROPOSAL 1: ELECTION OF TRUSTEES
Description of Proposal
William G. Byrnes and Paul T. McDermott have been nominated for election as trustees at the Annual Meeting, to serve for a term of three years and until their successors are duly elected and qualify.
Messrs. Byrnes and McDermott are currently serving as trustees, and were recommended for nomination for re-election by the members of the Corporate Governance/Nominating Committee. For biographical information with respect to Messrs. Byrnes and McDermott, please refer to “Corporate Governance and Board Matters - Trustees - Trustee Nominees” commencing on page 7 below.
Voting Matters
Under our bylaws, the uncontested election of the trustees requires the affirmative vote of a majority of the total votes cast for and against such trustee. A majority of votes cast means that the number of votes "FOR" a nominee must exceed the number of votes "AGAINST" that nominee. Abstentions and other shares not voted (whether broker non-votes, if any, or otherwise) will not be counted as votes cast and will have no effect on the result of this vote.
If either of Messrs. Byrnes and McDermott were to become unable or unwilling to stand for election for any reason not presently known or contemplated, the persons named in the enclosed Proxy Card will have discretionary authority to vote pursuant to the Proxy Card for a substitute nominee nominated by the Board, or the Board, on the recommendation of the Corporate Governance/Nominating Committee, may reduce the size of the Board and number of nominees.
Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. BYRNES AND MCDERMOTT.

CORPORATE GOVERNANCE AND BOARD MATTERS
Board Composition
The Board currently consists of nine trustees divided into three classes. The current members of our board are Benjamin S. Butcher, William G. Byrnes, Edward S. Civera, John P. McDaniel, Paul T. McDermott, Charles T. Nason, Thomas H. Nolan, Jr., Wendelin A. White and Vice Adm. Anthony L. Winns (RET.). Mr. Nason serves as Chairman of the Board. The terms of the current trustees continue until the Annual Meetings to be held in 2016, 2017 and 2018, and until their successors are duly elected and qualify. At each annual meeting, trustees are elected for a term of three years and until their successors are duly elected and qualify.
Washington REIT's bylaws provide that no person shall be nominated for election as a trustee after his or her 72nd birthday, except under circumstances set forth in the bylaws. As a result of the foregoing policy, Mr. McDaniel resigned from the Board on February 16, 2016 in order to effectuate his retirement, with such resignation taking effect at the commencement of the Annual Meeting. As a result of this development, pursuant to our bylaws, the Board has reduced the size of the Board of Trustees to eight trustees, such reduction to be effective upon the effectiveness of Mr. McDaniel’s resignation at the commencement of the Annual Meeting.
Trustees
The following table sets forth the names and biographical information concerning each of our trustee nominees, our continuing trustees and our non-continuing trustee. Each of our trustee nominees currently serves as a trustee.

NAME	PRINCIPAL OCCUPATION	SERVED AS TRUSTEE SINCE	AGE	TERM EXPIRES
Trustee Nominees
William G. Byrnes	Retired Managing Director, Alex Brown & Sons	2010	65	2016
Paul T. McDermott	President and Chief Executive Officer, Washington REIT	2013	54	2016
Continuing Trustees
Benjamin S. Butcher	Chief Executive Officer, President and Chairman of the Board of Directors of STAG Industrial, Inc.	2014	62	2017
Edward S. Civera	Retired Chairman, Catalyst Health Solutions, Inc.	2006	65	2017
Charles T. Nason	Chairman, Washington REIT; Retired Chairman, President and Chief Executive Officer, The Acacia Group	2000	69	2018
Thomas H. Nolan, Jr.	Chairman of the Board and Chief Executive Officer of Spirit Realty Capital Inc.	2015	58	2018
Wendelin A. White	Partner, Morris, Manning & Martin LLP	2008	63	2017
Vice Adm. Anthony L. Winns (RET.)	President, Middle East-Africa Region, Lockheed Martin International, Lockheed Martin Corporation	2011	60	2018
Non-Continuing Trustee
John P. McDaniel	Retired Chief Executive Officer, MedStar Health	1998	73	2016
Trustee Nominees
The biographical description below for each nominee includes the specific experience, qualifications, attributes and skills that led to the conclusion by the Board that such person should serve as a trustee of Washington REIT.

William G. Byrnes	Served as Trustee since 2010

William G. Byrnes has been a private investor since 2001. He was on the Board of Directors of CapitalSource Inc., a commercial lender operating principally through its subsidiary CapitalSource Bank from 2003 until its sale in April 2014, serving in various capacities including Presiding Independent Director and, most recently, Chairman of the Board. He founded, and was Managing Member of, Wolverine Partners, LLC, that operated MUTUALdecision, a mutual fund research business, from September 2006 to October 2012. Mr. Byrnes was co-founder of Pulpfree d/b/a BuzzMetrics, a consumer-generated media research and marketing firm, and served as its Chairman _

from June 1999 until its sale in September 2005. He was on the Board of Directors of LoopNet, Inc., an information services provider to the commercial real estate industry, from September 2006 until its sale in April 2012. Mr. Byrnes spent 17 years with Alex Brown & Sons, most recently as a Managing Director and head of the investment banking financial institutions group. He has been a full-time and adjunct professor and member of the Board of Regents at Georgetown University. Mr. Byrnes brings the following experience, qualifications, attributes and skills to the Board:

•	Real estate investment banking and capital markets experience from his 17 years as an investment banker with Alex Brown & Sons;

•	REIT industry experience from his involvement over the last 15 years as an independent director of three publicly-traded REITs and an institutional fund focused on investing in REITs;

•	Retail and residential real estate industry experience from his involvement as an independent director of Sizeler Property Investors from 2002 to 2006;

•	Financial and accounting acumen from his 17 years in investment banking and his service as a public company director; and

•	General familiarity with D.C. area real estate by virtue of living and working in the Washington, D.C./Baltimore corridor for 40 years.

Paul T. McDermott	Served as Trustee Since 2013

Paul T. McDermott was elected to the Board of Trustees and named President and Chief Executive Officer of Washington REIT in October 2013. Prior to joining Washington REIT, he was Senior Vice President and Managing Director for Rockefeller Group Investment Management Corp., a wholly owned subsidiary of Mitsubishi Estate Co., Ltd. from June 2010 to September 2013. Prior to joining The Rockefeller Group, he served from 2006 to 2010 as Principal and Chief Transaction Officer at PNC Realty Investors. Between 2002 and 2006, Mr. McDermott held two primary officer roles at Freddie Mac -- Chief Credit Officer of the Multifamily Division and Head of Multifamily Structured

Finance and Affordable Housing. From 1997 to 2002, he served as Head of the Washington, D.C. Region for Lend Lease Real Estate Investments. Mr. McDermott brings the following experience, qualifications, attributes and skills to the Board:

•	General business management and strategic planning experience from his service as chief executive of Washington REIT and his previous service as Senior Vice President of Rockefeller Group;

•
Office, retail and residential real estate industry operating and investment experience from his experience as Senior Vice President of Rockefeller Group, Principal and Chief Transaction Officer at PNC Realty Investors and Chief Credit Officer of the Multifamily Division of Freddie Mac;

•	Office and residential development experience from his experience as Head of Washington, D.C. Region for Lend Lease Real Estate Investments; and

•	Extensive familiarity with D.C. area real estate by virtue of living and working in the Washington, D.C. region for 54 years.

Continuing Trustees
The biographical description below for each continuing trustee includes the specific experience, qualifications, attributes and skills that led to the conclusion by the Board that such person should serve as a trustee of Washington REIT.

Benjamin S. Butcher	Served as Trustee Since 2014

Benjamin S. Butcher serves as the Chief Executive Officer, President and Chairman of the Board of Directors of STAG Industrial, Inc., a position he has held since July 2010. Prior to the formation of STAG Industrial, Inc., Mr. Butcher oversaw the growth of STAG Capital Partners, LLC and its affiliates, serving as a member of their Board of Managers and Management Committees, from 2003 to 2011. From 1999 to 2003, Mr. Butcher was engaged as a private equity investor in real estate and technology. From 1997 to 1998, Mr. Butcher served as a Director at Credit Suisse First Boston, where he sourced and executed transactions for the Principal Transactions Group (real estate debt and equity). From ____

1993 to 1997, he served as a Director at Nomura Asset Capital, where he focused on marketing and business development for its commercial mortgage-backed securities group. Mr. Butcher brings the following experience, qualifications, attributes and skills to the Board:

•	General business management and strategic planning experience from his service as chief executive of STAG Industrial, Inc. and his previous service with STAG Capital Partners, LLC and its affiliates;

•	REIT industry experience from his service as chief executive of STAG Industrial, Inc. since July 2010;

•	Real estate investment banking and capital markets experience from his five years as an investment banker with Credit Suisse First Boston and Nomura Asset Capital; and

•
Financial and accounting acumen from his five years in investment banking, his experience as a private equity investor and with STAG Capital Partners, LLC, and his service as a public company executive with STAG Industrial, Inc.

Edward S. Civera	Served as Trustee Since 2006

Edward S. Civera served as the Chairman of the Board of Catalyst Health Solutions, Inc., a publicly traded pharmacy benefit management company (formerly known as HealthExtras, Inc.), from 2005 until his retirement in December 2011. In 2012, he served as a senior advisor to management and the Board of Directors of Catalyst Health Solutions in connection with the sale of the company. Mr. Civera also served as Chairman of the MedStar Health System, a multi-institutional healthcare organization until his retirement from the board in November 2013. He currently serves as a trustee on the Board of Notre Dame of Maryland University. From 1997 to 2001, Mr. Civera was the Chief Operating Officer

and Co-Chief Executive Officer of United Payors & United Providers, Inc. (UP&UP), a publicly-traded healthcare company that was sold in 2000. Prior to that, Mr. Civera spent 25 years with Coopers & Lybrand (now PricewaterhouseCoopers LLP), most recently as Managing Partner, focused on financial advisory and auditing services. Mr. Civera is a Certified Public Accountant. Mr. Civera has also served as a director of The Mills Corporation and MCG Capital Corporation. Mr. Civera brings the following experience, qualifications, attributes and skills to the Board:

•	General business management and strategic planning experience from his ten years as a public company chief executive or chairman at UP&UP and Catalyst Health Solutions;

•
REIT industry experience from his involvement as an independent director of The Mills Corporation from 2005 to 2006 leading its reorganization and sale as Chairman of the Special Committee and Executive Committee;

•	Office real estate industry experience from his involvement in real estate matters as Chairman of MedStar Health;

•	Financial and accounting acumen from his 26 years in public accounting and his service as a public company chief executive; and

•	General familiarity with D.C. area real estate by virtue of living and working in the Washington, D.C./Baltimore corridor for 27 years.

Charles T. Nason	Served as Trustee Since 2000

Charles T. Nason is retired Chairman and Chief Executive Officer of The Acacia Group of Washington, D.C. (including Acacia Life, Acacia Federal Savings Bank and the Calvert Group LTD.), now a member company of the Ameritas Group as a result of the merger of the two organizations in 1999. He served Acacia from 1977 to 2005, including as Chief Executive Officer from 1988 to 2003. Mr. Nason is a past Chairman and director of The Greater Washington Board of Trade and the Federal City Council. He served as a director of MedStar Health from 2001 to 2010 and was a member of the Economic Club of Washington. He is also a member of the Board of Trustees of Washington and Jefferson College,

and served as its Chairman from 2007 to 2010.  In addition, he is a past director of The American Council of Life Insurers and past Chairman of the Insurance Marketplace Standards Association. Mr. Nason brings the following experience, qualifications, attributes and skills to the Board:

•	General business management and strategic planning experience from his 15 years as a chief executive of The Acacia Group;

•
Real estate investment and lending experience from his roles in supervising as chief executive The Acacia Group's real estate purchase and sale decisions, and in supervising as Chairman Acacia Federal Savings Bank's real estate construction and acquisition lending;

•	Financial and accounting acumen from his 15 years of service as a chief executive of an insurance holding company;

•	Involvement in the D.C. business community, including past service as Chairman of the Greater Washington Board of Trade; and

•	General familiarity with D.C. area real estate by virtue of living and working in the Washington, D.C. region for 27 years.

Thomas H. Nolan, Jr.	Served as Trustee Since 2015

Thomas H. Nolan, Jr., serves as Chairman of the Board of Directors and Chief Executive Officer of Spirit Realty Capital, Inc., positions he has held since September 2011. He also is currently serving as President and Chief Operating Officer of Spirit Realty Capital, Inc. on an interim basis since February 26, 2015. Mr. Nolan previously worked for General Growth Properties, Inc. ("GGP"), serving as Chief Operating Officer from March 2009 to December 2010 and as President from October 2008 to December 2010. He also served as a member of the board of directors of GGP from 2005 to 2010. GGP filed for protection under Chapter 11 of the U.S. Bankruptcy Code in April 2009 and emerged __

from bankruptcy in November 2010. Mr. Nolan was a member of the senior management team that led GGP’s reorganization and emergence from bankruptcy, which included the restructuring of $15.0 billion in project-level debt, payment in full of all of GGP’s pre-petition creditors and the securing of $6.8 billion in equity commitments. From July 2004 to February 2008, Mr. Nolan served as a Principal and Chief Financial Officer of Loreto Bay Company, the developer of the Loreto Bay master planned community in Baja, California. From October 1984 to July 2004, Mr. Nolan held various financial positions with AEW Capital Management, L.P., a national real estate investment advisor, and from 1998 to 2004, he served as Head of Equity Investing and as President and Senior Portfolio Manager of The AEW Partners Funds. Mr. Nolan brings the following experience, qualifications, attributes and skills to the Board:

•	General business management and strategic planning experience from his service as chief executive of Spirit Realty Capital, Inc. and his previous service with GGP;

•	REIT industry experience from his service as chief executive of Spirit Realty Capital, Inc. and his previous service with GGP;

•	Real estate asset management experience in multiple asset classes from his 20 years with AEW Capital Management, L.P.; and

•	Financial and accounting acumen from his 20 years with AEW Capital Management, L.P., his service as chief executive of Spirit Realty Capital, Inc. and his previous service with GGP.

Wendelin A. White	Served as Trustee Since 2008

Wendelin A. White serves as Chair of Morris, Manning & Martin LLP's (MMM) D.C. real estate practice and Co-Managing Partner of MMM's D.C. office. Ms. White joined Morris, Manning & Martin in 2014. Ms. White previously was a partner at Pillsbury Winthrop Shaw Pittman LLP (Pillsbury), where she practiced law from 1981 until April 2014. Ms. White is a former member of Pillsbury's Managing Board and Compensation Committee and was the head of Pillsbury's Washington, D.C. real estate practice group. In each of the past nine years, Ms. White has been ranked by Chambers USA as a leading real estate attorney in the District of Columbia. She is also included in U.S. News - Best ____

Lawyers and Washington Post - Super Lawyers and in 2005 was named by Washington Business Journal as the top real estate transactional attorney in the Washington, D.C. region. Ms. White concentrates her practice on acquisitions and dispositions, development, financing, and joint ventures, including public-private partnerships, involving commercial properties in various industry segments: office, multi-family, retail, hotel and mixed use. Ms. White sits on the boards of Chevy Chase Trust Company, MedStar Georgetown University Hospital, the International Women's Forum - Washington, D.C., The Boys & Girls Clubs of Greater Washington and the Girl Scout Council of the Nation's Capital, is the General Counsel of the Economic Club of Washington, and is past President of Commercial Real Estate Women of Washington, D.C. Ms. White brings the following experience, qualifications, attributes and skills to the Board:

•
Real estate transactional experience from her involvement in numerous purchase and sale, financing, joint venture, leasing, workout and other real estate transactions in her 35 years as a real estate attorney at MMM and previously at Pillsbury and its predecessors;

•	REIT industry experience from her past and current representation of other REITs in her law practice at MMM and previously at Pillsbury and its predecessors;

•	General legal experience from her 35 years as an attorney at MMM and previously at Pillsbury and its predecessors;

•	Involvement in the D.C. business community, including current service as General Counsel of the Economic Club of Washington and past service as President of CREW; and

•	General familiarity with D.C. area real estate by virtue of living and working in the Washington, D.C. region for 35 years.

Vice Adm. Anthony L. Winns (RET.)	Served as Trustee Since 2011

Vice Adm. Anthony L. Winns (RET.) is President, Middle East-Africa Region, Lockheed Martin International, at Lockheed Martin Corporation ("Lockheed"), a position he has held since January 2013. Between October 2011 and January 2013, Mr. Winns was Vice President, International Maritime Programs, at Lockheed. Between July 2011 and October 2011, Mr. Winns was a defense industry consultant. Mr. Winns retired in June 2011 after 32 years of service in the United States Navy. He served as Naval Inspector General from 2007 to his retirement. From 2005 to 2007, Mr. Winns served as Director/Vice Director for Operations of the Joint Chiefs of Staff. Between 2003 and 2005, he was

Deputy Director, Air Warfare Division for the Chief of Naval Operations. Prior to 2003, Mr. Winns served in other staff and leadership positions in Washington, D.C., including at the Bureau of Naval Personnel. He also served as commanding officer of several major commands, including the Pacific Patrol/Reconnaissance task force, the USS Essex, an amphibious assault carrier, and a naval aircraft squadron. Mr. Winns also serves as a director on the board of the Navy Mutual Aid Association. Mr. Winns brings the following experience, qualifications, attributes and skills to the Board:

•
General enterprise management and strategic planning experience from his 10 years of service as a commanding officer of various military units (including a naval vessel) and 11 years of service in senior staff positions in the Pentagon;

•
Government contracting experience from his three years of service managing U.S. Navy procurement programs as Deputy Director, Air Warfare Division for the Chief of Naval Operations (Washington REIT is a federal contractor and many of Washington REIT's largest tenants and potential future tenants are federal contractors);

•
Washington, D.C. area defense industry experience from his 16 years of service in staff positions in the Pentagon and current service as President, Middle East-Africa Region, Lockheed Martin International, at Lockheed Martin Corporation; and

•	General familiarity with D.C. area real estate by virtue of living and working in the Washington, D.C. region for 21 years.
Non-Continuing Trustee
An noted above, on February 16, 2016, John P. McDaniel resigned from the Board in order to effectuate his retirement, with such resignation taking effect at the commencement of the Annual Meeting.
Board Governance
Leadership Structure
Our President and Chief Executive Officer is Paul T. McDermott. Charles T. Nason serves as our Chairman of the Board of Trustees and is independent under NYSE rules. The Board has concluded that Washington REIT should maintain a Board leadership structure in which either the Chairman or a lead trustee is independent under the rules of the NYSE. As a result, the Board adopted a Corporate Governance Guideline setting forth this policy. The Corporate Governance Guideline is set forth below:
The Board annually elects one of its trustees as Chairman of the Board. The current Chairman of the Board is independent under the rules of the NYSE. In the future, the Chairman of the Board may or may not be an individual who is independent under the rules of the NYSE (and may or may not be the same individual as the Chief Executive Officer). At any time that the Chairman of the Board is not an individual who is independent under the rules of the New York Stock Exchange, the Board will appoint a Lead Independent Trustee elected by the independent trustees. The Lead Independent Trustee has authority to: (i) preside at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent trustees;(ii) serve as a liaison between the Chairman of the Board and the independent trustees; (iii) approve information sent to the Board;(iv) approve meeting agendas for the Board; (v) approve meeting schedules to assure that there is sufficient time for discussion of all agenda items; (vi) call meetings of the independent trustees; and (vii) if requested by major shareholders, consult and directly communicate with such shareholders.
The Board believes the leadership structure described in this Corporate Governance Guideline is appropriate because it ensures significant independent Board leadership regardless of whether, in the future, the Chairman is independent under the rules of the NYSE.
Independence
Under NYSE rules, a majority of the Board must qualify as “independent.” To qualify as “independent,” the Board must affirmatively determine that the trustee has no material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us).
The Board has determined that all trustees, with the exception of Mr. McDermott, are “independent,” as that term is defined in the applicable NYSE listing standards.
Washington REIT notes that Lockheed Martin Corporation is a tenant under a commercial lease with Washington REIT entered into in the ordinary course of business. Mr. Winns serves as an employee of Lockheed Martin but is not an executive officer, board member or 1% shareholder of such company. In addition, payments from Lockheed Martin to Washington REIT under the leasing arrangements are significantly less than 1% of either Washington REIT’s or Lockheed Martin’s 2015 gross revenues. Based on the foregoing, the Board determined no material relationship exists. For the specific reasons set forth above, we believe Mr. Winns is independent under applicable NYSE standards and constitutes an “independent outsider” under applicable Institutional Shareholder Services (ISS) guidance.
Risk Oversight
One of the key functions of the Board is informed oversight of our risk management process. As an initial matter, the Board considers actual risk monitoring and management to be a function appropriately delegated to Washington REIT management, with the Board and its committees functioning in only an oversight role. Our Board will administer this oversight function directly, with support from its three standing committees, the Audit Committee, Compensation Committee and the Corporate Governance/Nominating Committee, each of which addresses risks specific to their respective areas of oversight. The Board has adopted a policy delineating the roles of the Board and its various committees in an ongoing risk oversight program for Washington REIT, providing that:

•	the Board will coordinate all risk oversight activities of the Board and its committees, including appropriate coordination with Washington REIT's business strategy;

•	the Audit Committee will oversee material financial reporting risk and risk relating to REIT non-compliance;

•	the Compensation Committee will oversee financial risk, financial reporting risk and operational risk, in each case arising from Washington REIT's compensation plans;

•	the Corporate Governance/Nominating Committee will oversee executive succession risk and board function risk; and

•	the Board will oversee all other material risks applicable to Washington REIT, including operational, catastrophic and financial risks that may be relevant to Washington REIT's business.
Under its policy, the Board also involves the Audit Committee in its risk oversight functions as required by applicable NYSE rules.
Meetings
The Board held eight meetings in 2015. During 2015, each incumbent trustee attended at least 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she has been a trustee) and the total number of meetings of all committees of the Board on which he or she served (during the periods that he or she served). All members of the Board attended the Annual Meeting in person in 2015. The Board does not have a formal written policy requiring trustees to attend the Annual Meeting, although trustees have traditionally attended.

Washington REIT's trustees who qualify as “non-management” within the meaning of the NYSE rules meet at regularly scheduled executive sessions without management participation. The sessions are presided over by Mr. Nason in his capacity as Chairman. In 2015, the Board met in executive session without the Chief Executive Officer six times.
Committee Governance
Our Board has three standing committees, an Audit Committee, a Compensation Committee and a Corporate Governance/Nominating Committee. The membership and the function of each of these committees are described below.

	Audit	Compensation	Corporate Governance/Nominating
Benjamin S. Butcher	•	•
William G. Byrnes	Chair		•
Edward S. Civera	•	Chair
John P. McDaniel	•		•
Thomas H. Nolan, Jr.	•		•
Wendelin A. White		•	Chair
Vice Adm. Anthony L. Winns		•	•

Number of meetings held during 2015	6	5	5
Audit Committee
All members of the Audit Committee are, and were during 2015, “independent,” under NYSE rules. The Board has determined that each member of the Audit Committee qualifies as an audit committee financial expert, as that term is defined in the rules of the SEC.
The Audit Committee operates pursuant to a charter that was approved by the Board and that is reviewed and reassessed at least annually. The Audit Committee’s oversight responsibility includes oversight relating to: (i) the integrity of Washington REIT’s consolidated financial statements and financial reporting process; (ii) Washington REIT’s systems of disclosure controls and procedures, internal control over financial reporting and other financial information provided by Washington REIT; (iii) Washington REIT’s compliance with financial, legal and regulatory requirements; (iv) the annual independent audit of Washington REIT’s financial statements, the engagement and retention of the registered independent public accounting firm and the evaluation of the qualifications, independence and performance of such independent public accounting firm; (v) the performance of Washington REIT’s internal audit function; and (vi) the fulfillment of the other responsibilities set forth in its charter.

The Audit Committee assists the Board in oversight of financial reporting, but the existence of the Audit Committee does not alter the responsibilities of Washington REIT's management and the independent accountant with respect to the accounting and control functions and financial statement presentation. For a more detailed description of the Audit Committee's duties and responsibilities, please refer to the “Audit Committee Report” below in this Proxy Statement. The Audit Committee’s charter is available on our website, www.washreit.com, under the heading “Investor” and subheading “Corporate Overview - Corporate Governance,” and upon written request.
Compensation Committee
All members of the Compensation Committee are “independent,” under NYSE rules. The Compensation Committee operates pursuant to a charter that was approved by the Board and that is reviewed and reassessed at least annually. The Compensation Committee’s responsibilities include, among other duties: (i) discharging responsibilities relating to compensation of Washington REIT’s Chief Executive Officer, other executive officers and trustees, taking into consideration, among other factors, any shareholder vote on compensation; (ii) implementing and administering Washington REIT’s compensation plans applicable to executive officers; (iii) overseeing and assisting Washington REIT in preparing the Compensation Discussion & Analysis for inclusion in Washington REIT's proxy statement and/or annual report on Form 10-K; (iv) providing for inclusion in Washington REIT's proxy statement a description of the processes and procedures for the consideration and determination of executive officer and trustee compensation; and (v) preparing and submitting for inclusion in Washington REIT's proxy statement and/or annual report on Form 10-K a Compensation Committee Report.
The Compensation Committee’s charter is available on our website, www.washreit.com, under the heading “Investor” and subheading “Corporate Overview - Corporate Governance,” and upon written request.
Corporate Governance/Nominating Committee
All members of the Corporate Governance/Nominating Committee are “independent,” under NYSE rules. The Corporate Governance/Nominating Committee operates pursuant to a charter that was approved by the Board and that is reviewed and reassessed at least annually. The Corporate Governance/Nominating Committee’s responsibilities include, among other duties: (i) to identify and recommend to the full Board qualified candidates for election as trustees and recommend nominees for election as trustees at the annual meeting of shareholders consistent with criteria approved by the Board; (ii) to develop and recommend to the Board a set of corporate governance guidelines applicable to Washington REIT, and implement and monitor such guidelines as adopted by the Board; (iii) to oversee the Board’s compliance with financial, legal and regulatory requirements and its ethics program as set forth in Washington REIT’s Code of Business Conduct and Ethics; (iv) to review and make recommendations to the Board on matters involving the general operation of the Board, including the size and composition of the Board and the structure and composition of Board committees; (v) to recommend to the Board nominees for each Board committee; (vi) to annually facilitate the assessment of the Board’s performance, as required by applicable law, regulations and NYSE corporate governance listing standards; (vii) to oversee the Board’s evaluation of management; and (viii) to consider corporate governance issues that may arise from time to time and make recommendations to the Board with respect thereto.
The Corporate Governance/Nominating Committee’s charter is available on our website, www.washreit.com, under the heading “Investor” and subheading “Corporate Overview - Corporate Governance,” and upon written request.
Trustee Nominee Consideration
Selection Process
The Corporate Governance/Nominating Committee's process for the recommendation of trustee candidates, as it exists from time to time, is described in our Corporate Governance Guidelines. Set forth below is a general summary of the process that the Corporate Governance/Nominating Committee currently utilizes for the consideration of trustee candidates. The Corporate Governance/Nominating Committee may, in the future, modify or deviate from this process in connection with the selection of a particular trustee candidate.

•
The Corporate Governance/Nominating Committee develops and maintains a list of potential candidates for Board membership on an ongoing basis. Corporate Governance/Nominating Committee members and other Board members may recommend potential candidates for inclusion on such list. In addition, the Corporate Governance/Nominating Committee, in its discretion, may seek potential candidates from organizations, such as the National Association of Corporate Directors, that maintain databases of potential candidates. Shareholders may also put forward potential candidates for the Corporate Governance/Nominating Committee's consideration by submitting candidates to the attention of the Corporate Governance/Nominating Committee at our executive offices in Washington, D.C. The Corporate Governance/Nominating Committee screens all potential candidates in the same manner regardless of the source of the recommendation.

•
The Corporate Governance/Nominating Committee reviews the attributes, skill sets and other qualifications for potential candidates (see current attributes, skill sets and other qualifications below) from time to time and may modify them based upon the Corporate Governance/Nominating Committee's assessment of the needs of the Board and the skill sets required to meet those needs.

•
When the Corporate Governance/Nominating Committee is required to recommend a candidate for nomination for election to the Board at an annual or special meeting of shareholders, or otherwise expects a vacancy on the Board to occur, it commences a candidate selection process by reviewing all potential candidates against the current attributes, skill sets and other qualifications to determine whether a candidate is suitable for Board membership. This review may also include an examination of publicly available information and consideration of the NYSE independence requirements, the number of boards on which the candidate serves, the possibility of interlocks, other requirements or prohibitions imposed by applicable laws, regulations or Washington REIT policies and practices, and any actual or potential conflicts of interest. The Corporate Governance/Nominating Committee then determines whether to remove any candidate from consideration as a result of the foregoing review. Thereafter, the Corporate Governance/Nominating Committee determines a proposed interview list from among the remaining candidates and recommends such interview list to the Board.

•
Following the Board's approval of the interview list, the Chairman of the Corporate Governance/Nominating Committee or, at his or her discretion, other trustees interview the potential candidates on such list. After the completion of candidate interviews, the Corporate Governance/Nominating Committee determines a priority ranking of the potential candidates on the interview list and recommends such priority ranking to the Board.

•
Following the Board's approval of the priority ranking, the Chairman of the Corporate Governance/Nominating Committee or, at his or her discretion, other trustees contact the potential candidates based on their order in the priority ranking. When a potential candidate indicates his or her willingness to accept nomination to the Board, the recommendation process is substantially complete. Subject to a final review of eligibility under Washington REIT policies and applicable laws and regulations using information supplied directly by the candidate, the Corporate Governance/Nominating Committee then recommends the candidate for nomination.

The Corporate Governance/Nominating Committee's minimum qualifications and specific qualities and skills required for trustees, as they exist from time to time, are also set forth in our Corporate Governance Guidelines. Our Corporate Governance Guidelines currently provide that each trustee candidate, at a minimum, should possess the following attributes: integrity, trustworthiness, business judgment, credibility, collegiality, professional achievement, constructiveness and public awareness. Our Corporate Governance Guidelines also provide that, as a group, the independent trustees should possess the following skill sets and characteristics: financial acumen equivalent to the level of a public company chief financial officer or senior executive of a capital market, investment or financial services firm; operational or strategic acumen germane to the real estate industry; public and/or government affairs acumen; corporate governance acumen, gained through service as a senior officer or director of a publicly-owned corporation or comparable academic or other experience; and diversity in terms of gender, ethnicity, experience and expertise.
Diversity Policy
The Board maintains a policy with regard to consideration of diversity in identifying trustee nominees. In October 2009, the Board revised our Corporate Governance Guidelines to add diversity as one of the five primary skill sets and characteristics that the independent trustees should possess as a group. As a result, consistent with this policy, the Corporate Governance/Nominating Committee specifically considers diversity as a factor in the selection of trustee nominees. As noted above, the Board defines diversity in our Corporate Governance Guidelines in terms of gender, ethnicity, experience and expertise.
The Board and the Corporate Governance/Nominating Committee both assess the policy to be effective insofar as it has been actively incorporated into discussions of the Corporate Governance/Nominating Committee with respect to Board membership occurring since the policy was adopted.
Other Governance Matters
Related Party Transactions Policy
When a reportable related party transaction arises, Washington REIT requires the review and approval of the Audit Committee. The Audit Committee will approve the transaction only if the Audit Committee believes that the transaction is in the best interest of Washington REIT.
Communications with the Board
The Board provides a process for shareholders and other interested parties to send communications to the entire Board or to any of the trustees. Shareholders and interested parties may send these written communications c/o Corporate Secretary,

Washington Real Estate Investment Trust, 1775 Eye Street, N.W., Suite 1000, Washington, D.C. 20006. All communications will be compiled by the Corporate Secretary and submitted to the Board or the trustees on a periodic basis.
Corporate Governance Guidelines
Washington REIT has adopted Corporate Governance Guidelines. Our Corporate Governance Guidelines, as well as the Committee Charters, are available on our website, www.washreit.com, under the heading “Investor” and subheading “Corporate Overview - Corporate Governance,” and upon written request.
Code of Ethics and Business Conduct
Washington REIT has adopted a Code of Ethics and Business Conduct that applies to all of its trustees, officers and employees. The Code of Ethics is available on our website, www.washreit.com, under the heading “Investor” and subheading “Corporate Overview - Corporate Governance,” and available upon written request. Washington REIT intends to post on our website any amendments to, or waivers from, the Code of Ethics and Business Conduct promptly following the date of such amendment or waiver.
Trustee Compensation
General
For 2015, our non-employee trustees (other than our Chairman) received an annual retainer of $35,000 plus an additional $1,500 per committee meeting attended. Our Chairman received an annual retainer of $110,000, with no additional compensation for committee meetings attended. Our Chairman does not sit on any of our committees, but routinely attends committee meetings in the course of exercising his duties as Chairman. Our Committee Chairs also received additional retainers as follows: Audit Committee, $15,000; Corporate Governance/Nominating Committee, $11,000; and Compensation Committee, $11,000. Audit Committee members were also paid an additional annual retainer of $3,750.
Each of our non-employee trustees also receives an annual $100,000 common share grant, awarded 50% on the earlier of the annual shareholder meeting date or May 15, and the remaining 50% on December 15 of each calendar year. The number of common shares is determined by the closing price of the common shares on the date of grant.
Washington REIT has adopted a non-qualified deferred compensation plan for non-employee trustees which was amended and restated effective October 21, 2015. The plan allows any non-employee trustee to defer a percentage or dollar amount of his or her cash compensation and/or all of his or her share compensation. Cash compensation deferred is credited with interest equivalent to the weighted average interest rate on Washington REIT's fixed-rate bonds as of December 31 of each calendar year. A non-employee trustee may alternatively elect to designate that all of his or her annual board retainer and/or all of his or her share compensation be converted into restricted share units at the market price of common shares as of the end of the applicable quarter. The restricted share units are credited with an amount equal to the corresponding dividends paid on Washington REIT's common shares. Following a trustee's separation from service, the deferred compensation plus earnings can be paid in either a lump sum or, in the case of deferred cash compensation only, in installments pursuant to a prior election of the trustee. Compensation deferred into restricted share units is paid in the form of shares. Upon a trustee's death, the trustee's beneficiary will receive a lump sum payout of any restricted share units in the form of shares, and any deferred cash compensation will be paid in accordance with the trustee’s prior election either as a lump sum or in installments. The plan is unfunded and payments are to be made from general assets of Washington REIT.
Trustee Ownership Policy
The Board has adopted a trustee share ownership policy for non-employee trustees. Under the policy, each trustee is required to retain an aggregate number of common shares the value of which must at least equal five times the annual cash retainer.
In order to calculate the required number of shares, the annual cash retainer at the time of a trustee’s election (or, if later, the policy implementation date of July 23, 2014) is multiplied by five, with the resulting product then being divided by the average closing price for the 60 days prior to the date of election (or, if later, the policy implementation date). Each non-employee trustee is required to meet the threshold within five years after their initial election to the Board. Trustees whose initial election was more than five years before the policy implementation date were required to have met their ownership goal on the policy implementation date (and Washington REIT believes all such trustees did, in fact, meet their ownership goal on the policy implementation date).
In order to effectuate the foregoing policy, common shares received by trustees as compensation vest immediately but are restricted in transfer so long as the trustee serves on the Board pursuant to an additional Board-adopted policy. As a result of the foregoing, our Board members may only sell their common shares received as compensation for Board service after the conclusion of their service on the Board. We believe this transfer restriction strongly promotes the alignment of our Board members' interests with the interests of our shareholders.
Trustee Compensation Table
The following table summarizes the compensation paid by Washington REIT to our non-employee trustees who served on the Board for the fiscal year ended December 31, 2015. All share awards are fully vested (but subject to the transfer restriction noted above). See “Principal and Management Shareholders – Trustee and Executive Officer Ownership" on page 22. Mr. McDermott does not receive any compensation for his service as a member of the Board.

(a)	(b)	(c)	(f)	(j)
Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Change in Pension Value and Deferred Compensation Earnings (2) ($)	Total ($)
Benjamin S. Butcher	$55,250	$99,956	$44	$155,250
William G. Byrnes	68,000	99,956	—	167,956
Edward S. Civera	66,250	99,956	—	166,206
John P. McDaniel	55,250	99,956	27,357	182,563
Charles T. Nason	110,000	99,956	22,963	232,919
Thomas H. Nolan, Jr.	41,771	99,956	—	141,727
Thomas Edgie Russell, III (3)	22,083	49,979	—	72,062
Wendelin A. White	61,000	99,956	6,221	167,177
Vice Adm. Anthony L. Winns (RET.)	53,063	99,956	—	153,019

(1)	Column (c) represents the total grant date fair value of all equity awards computed in accordance with FASB ASC Topic 718.

(2)	Represents above market earnings on deferred compensation pursuant to the deferred compensation plan.

(3)	Mr. Russell resigned from the Board effective May 14, 2015.
Executive Officers
The following table contains information regarding our executive officers (other than our President and Chief Executive Officer, Mr. McDermott, who is listed above).

NAME OF EXECUTIVE OFFICER	AGE	POSITION
Thomas Q. Bakke	61	Executive Vice President and Chief Operating Officer
Stephen E. Riffee	58	Executive Vice President and Chief Financial Officer
Thomas C. Morey	44	Senior Vice President, General Counsel and Corporate Secretary
There are no family relationships between any trustee and/or executive officer. There are no reportable related-party transactions.

Thomas Q. Bakke
Executive Vice President and Chief Operating Officer

Thomas Q. Bakke was named Executive Vice President and Chief Operating Officer of Washington REIT in April 2014. Prior to joining Washington REIT, he was Senior Managing Director at Cushman & Wakefield where he was the Market Leader for Northern Virginia since April 2013. From January 2012 to April 2013, Mr. Bakke was a consultant and operated a non-profit organization. From February 2007 to January 2012, Mr. Bakke held the position of Market Managing Director for Boston at Equity Office Properties, a national commercial real estate owner and a subsidiary of The Blackstone Group. Over his 20 plus years at Equity Office Properties, Mr. Bakke held positions with The Staubach ________

Company and Coldwell Banker Commercial Real Estate Services (predecessor of CBRE Group, Inc.). Mr. Bakke served in the U.S. Naval Reserve for 14 years and was a former F-14 aviator, attaining more than 1000 flight hours with direct involvement in such world crisis situations as the Iranian hostage rescue effort and the Iran-Iraq war.

Stephen E. Riffee
Executive Vice President and Chief Financial Officer

Stephen E. Riffee joined Washington REIT as Executive Vice President and Chief Financial Officer-elect on February 17, 2015. Mr. Riffee then was elected Chief Financial Officer on March 4, 2015. Prior to joining Washington REIT, Mr. Riffee served as Executive Vice President and Chief Financial Officer for Corporate Office Properties Trust (COPT), an NYSE office REIT, from 2006 to February 2015. In this role he oversaw all financial functions, including accounting, financial planning and analysis, tax, treasury, capital markets and investor relations. Additionally, Mr. Riffee oversaw the legal department and information technology at COPT. Between 2002 and 2006, he served as Executive

Vice President and Chief Financial Officer for CarrAmerica Realty Corporation, a national NYSE public office REIT.

Thomas C. Morey
Senior Vice President, General Counsel and Corporate Secretary

Thomas C. Morey joined Washington REIT in October 2008 as Senior Vice President and General Counsel. Prior to joining Washington REIT, he served in a business role as Chief Operating Officer of Medical Funding Services, Inc., a provider of financial and administrative services to healthcare companies, from February 2006 to September 2008. Previously, Mr. Morey was a corporate partner with Hogan & Hartson LLP, a multi-national law firm (now known as Hogan Lovells), where he focused on capital market transactions, mergers and acquisitions, strategic investments and general business matters for national and regional office, retail, residential, lodging and other REITs. From 1997 to ____

1998, Mr. Morey was a corporate attorney with Jones Day in Dallas, Texas. Mr. Morey is a former member of the Board of Directors of the Maryland Chamber of Commerce and also previously served on the Executive Committee of the Maryland Chamber of Commerce.

PRINCIPAL AND MANAGEMENT SHAREHOLDERS
Trustee and Executive Officer Ownership
The following table sets forth certain information concerning all common shares beneficially owned as of March 15, 2016 by each trustee, by each of the NEOs (as defined in “Compensation Discussion and Analysis” below on page 50) and by all current trustees and executive officers as a group. Unless otherwise indicated, the voting and investment powers for the common shares listed are held solely by the named holder and/or the holder's spouse.

NAME	SHARES OWNED (1)	PERCENTAGE OF TOTAL
Thomas Q. Bakke	44,992	*
Benjamin S. Butcher	6,763	*
William G. Byrnes	44,497	*
William T. Camp	19,208	*
Edward S. Civera	33,851	*
Laura M. Franklin	73,124	*
John P. McDaniel	31,162	*
Paul T. McDermott	97,238	*
Thomas C. Morey	55,362	*
Charles T. Nason	50,220	*
Thomas H. Nolan, Jr.	3,827	*
Stephen E. Riffee	16,666	*
Wendelin A. White	24,454	*
Vice Adm. Anthony L. Winns (RET.)	12,084	*
All Current Trustees and Executive Officers as a group (12 persons)	421,116	*
* Less than 1%.

(1)
Includes common shares issuable, pursuant to vested restricted share units, upon the person's volitional departure from Washington REIT, as follows: Mr. Bakke, 2,768; Mr. Butcher, 6,763; Mr. Byrnes, 20,812; Mr. Nason, 13,555; Mr. Nolan, 1,850; Mr. Riffee, 1,763; Ms. White, 19,294; Mr. Winns, 12,084; and all trustees and executive officers as a group, 78,889.

5% Shareholder Ownership
Washington REIT, based upon Schedules 13G filed with the SEC, believes that the following persons currently beneficially own more than 5% of the outstanding common shares.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP		PERCENTAGE OF CLASS
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	9,693,846	(1)	14.2%
Invesco Ltd. 1555 Peachtree Street, NE, Suite 1800 Atlanta, GA 30309	8,265,988	(2)	12.1%
Thornburg Investment Management Inc. 2300 North Ridgetop Road Sante Fe, NM 87506	5,722,587	(3)	8.4%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	5,434,370	(4)	8.0%
Vanguard Specialized Funds - Vanguard REIT Index Fund 100 Vanguard Blvd. Malvern, PA 19355	4,909,753	(5)	7.2%

(1)
Based upon Schedule 13G/A filed February 11, 2016. These securities are owned by various individual and institutional investors for which The Vanguard Group, Inc. serves as investment adviser with power to direct investments and/or power to vote the securities. The Vanguard Group, Inc. has sole voting power with respect to 186,198 of these shares, shared voting power with respect to 57,100 of these shares, sole dispositive power with respect to 9,549,006 of these shares and shared dispositive power with respect to 144,840 of these shares. The Schedule 13G further indicated that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, as a result of serving as investment manager of collective trust accounts, beneficially owned 82,650 shares of Washington REIT, and Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, as a result of its serving as investment manager of Australian investment offerings, is the beneficial owner of 165,738 shares of Washington REIT.

(2)
Based upon Schedule 13G/A filed February 9, 2016. Invesco Ltd. has sole voting power with respect to 4,451,320 of these shares, shared voting power with respect to none of these shares, and sole dispositive power with respect to 8,265,988 of these shares. The Schedule 13G further indicated that the following subsidiaries of Invesco acquired the shares report of the Schedule 13G: Invesco Advisers, Inc., Invesco Investment Advisers, LLC and Invesco PowerShares Capital Management LLC.

(3)
Based upon Schedule 13G/A filed February 12, 2016. Thornburg Investment Management Inc. has sole voting power with respect to 5,722,587 of these shares and sole dispositive power with respect to 5,722,587 of these shares.

(4)
Based upon Schedule 13G/A filed January 27, 2016. BlackRock, Inc. has sole voting power with respect to 5,262,497 of these shares, shared voting power with respect to none of these shares, and sole dispositive power with respect to 5,434,370 of these shares. The Schedule 13G further indicated that the following subsidiaries of Blackrock acquired the shares reported on the Schedule 13G: BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management North Asia Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund

Managers Ltd, BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd, BlackRock Investment Management, LLC, BlackRock Japan Co Ltd and BlackRock Life Limited.

(5)
Based upon Schedule 13G/A filed February 9, 2016. Vanguard Specialized Funds - Vanguard REIT Index Fund has sole voting power with respect to 4,909,753 of these shares and sole and shared dispositive power with respect to none of these shares.

PROPOSAL 2: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Description of Proposal
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank Act") and Section 14A of the Securities Exchange Act, we provide our shareholders with the opportunity to vote, on an advisory basis, on the compensation of our named executive officers, or NEOs, as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This proposal is commonly known as a “say-on-pay” proposal.
Please review the sections of this Proxy Statement entitled “Compensation Discussion and Analysis” for additional details regarding our executive compensation program. Please note, in particular the portion entitled “CD&A Executive Summary” on page 27 which describes significant components of our executive compensation program and actions taken by the Compensation Committee during and with respect to the 2015 compensation year.
We are asking our shareholders to indicate their support for our NEO compensation as described in this Proxy Statement. This proposal gives our shareholders the opportunity to express their views on our NEO compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our shareholders to vote FOR the following resolution at the Annual Meeting:
“RESOLVED, that Washington REIT's shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Washington REIT's Proxy Statement for the 2016 Annual Meeting of Shareholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission (Item 402 of Regulation S-K), including the Compensation Discussion and Analysis, the 2015 Summary Compensation Table and narrative discussions and the other related tables and disclosure.”
As provided by the Dodd-Frank Act, this vote is advisory, and therefore not binding on Washington REIT, the Board or the Compensation Committee. However, the Board and Compensation Committee value the views of our shareholders and to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, we will consider our shareholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
Voting Matters
Under our bylaws, approval of the say-on-pay proposal requires the affirmative vote of a majority of the votes cast. A majority of votes cast means that the number of votes "FOR" a proposal must exceed the number of votes "AGAINST" that proposal. Abstentions and other shares not voted (whether broker non-votes, if any, or otherwise) will not be counted as votes cast and will have no effect on the result of this vote.
Notwithstanding the approval requirements set forth in the previous paragraph, the vote remains advisory, and the Board and Compensation Committee value the opinions of our shareholders regardless of whether approval (as defined in the previous paragraph) is actually obtained.

Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

COMPENSATION DISCUSSION AND ANALYSIS
CD&A Executive Summary
The primary goal of our executive compensation program is to attract and retain the best executive talent and align the interests of our executives with those of our shareholders.  Set forth below is a summary of some of the key attributes - what we do and what we don’t do - that define our program.  As well, in 2014, we enhanced our executive compensation program to further executive alignment with our shareholders.  These enhancements are also highlighted below.

Key Components: The following are key components of our executive compensation program:

WHAT WE DO	WHAT WE DON’T DO
We pay for performance, with the vast majority of any executive officer’s total compensation being based on performance	Our STIP and LTIP do not provide awards that are solely based on time served (we eliminated this practice from our STIP in 2014)

We use multiple performance metrics in our STIP – core FFO per share, core FAD per share and same-store NOI growth	We do not provide tax gross ups with respect to payments made in connection with a change in control

We use TSR – and only TSR – in our LTIP (we started this practice in 2014)	We do not allow hedging or pledging of our shares

We have implemented a clawback policy applicable to our executives	We do not guarantee minimum STIP or LTIP payouts or annual salary increases

We have robust share ownership guidelines (which apply to officers and Board members)	We do not pay dividends on performance-based restricted shares until the performance period ends

STIP/LTIP Enhancements: We made several important modifications to our STIP and LTIP in 2014, as follows -

•	We converted a 15% portion of our annual STIP award that was purely service-based to be performance-based, with the result that 100% of the STIP is now performance-based

•
We eliminated a 20% subjective goal in our STIP tied to acquisition/disposition activity, with the result that 75% of our STIP awards are now financial goals based on core FFO, core FAD and same-store NOI growth performance metrics (up from 60%), and

•	We eliminated a 60% subjective goal in our LTIP tied to strategic plan fulfillment activity, with the result that 100% of our LTIP awards are now based on absolute and relative TSR.
Say-On-Pay Results and Consideration
Because the 2015 say-on-pay proposal received the approval of more than 95% of our shareholders who cast a vote, the Compensation Committee considered such results but did not implement changes to our executive compensation program motivated by the shareholder advisory vote. As noted above, the Compensation Committee recently made significant changes to our STIP and LTIP in 2014 motivated by its desire to continually enhance the alignment of our executives to our shareholders.

On July 28, 2011, the Board determined that, consistent with the Board's recommendation for the 2011 annual meeting and the vote of the shareholders, Washington REIT will hold future “say on pay” votes on an annual basis until the next required vote regarding the frequency of “say on pay” votes is conducted.
Compensation Objectives and Components
We believe that the primary goal of executive compensation is to attract and retain the best executive talent and align the interests of our executive officers with those of our shareholders. We think attracting and retaining executive talent is imperative to creating long-term value for our shareholders. We believe providing salaries that fairly reward executives for their value to the organization is a critical base element of compensation. We view performance-based compensation as a means to further motivate and reward our executives for achievement of our financial objectives. As a result, a substantial portion of our executive compensation program is performance-based.
Our executive compensation program primarily consists of base salary, our short-term incentive plan (the "STIP") and our long-term incentive plan (the "LTIP"). The STIP consists of annual cash and restricted share awards. The LTIP consists of awards of unrestricted shares and restricted shares. The additional components of our executive compensation program are described below under “- Other Executive Compensation Components.”
The Compensation Committee makes compensation decisions after careful analysis of performance information and market compensation data. In developing our executive compensation program, the Compensation Committee established the following compensation guidelines:

•	executive base salaries should generally approximate the median, but there should also be flexibility to address particular individual circumstances that might require a different result, and

•
total direct compensation should approximate the 75th percentile of the peer group only in circumstances where management has achieved “top level performance” in operational performance and strategic initiatives.

An executive’s salary and total direct compensation are not mechanically set to be a particular percentage of the peer group average.  Instead, the Compensation Committee reviews the executive’s compensation relative to the peer group to help the Compensation Committee perform its overall analysis of the compensation opportunity for each executive.  Peer group data is not used as the determining factor in setting compensation because (1) the executive’s role and experience within the company may be different from the officers at the peer companies, (2) the compensation for officers at the peer companies may be the result of over- or under-performance and (3) the Compensation Committee believes that ultimately the decision as to appropriate target compensation for a particular executive should be based on its own business judgment with respect to the compensation opportunity for each executive, taking into account advice from FPL Associates L.P. as noted below.
Role of Compensation Consultant and Peer Group Analysis
The Compensation Committee engaged the services of FPL Associates L.P., as an independent executive compensation consultant, to provide advice and counsel in carrying out its duties. FPL Associates L.P. provided the Compensation Committee with market data on executive pay practices and levels and provided recommendations regarding the structure of the STIP and

LTIP.

The Compensation Committee worked with FPL Associates L.P. to develop a comparative group of companies and conduct a market analysis of executive compensation practices and pay levels based on this group.  The Compensation Committee used the 13-company peer group set forth below for this purpose. Due to Washington REIT's unique property-type diversification and geographic focus, it is difficult to build a peer group that matches Washington REIT's exact business model. FPL Associates L.P. compared the compensation of Washington REIT's NEOs listed on page 20 to the compensation of similarly situated executives employed by companies in the NAREIT compensation survey and the 13-company peer group. The companies in the selected group vary in size, both smaller and larger than Washington REIT, but were recommended by FPL Associates L.P. as appropriate comparable companies based on their approximate size and the complexity of their real estate businesses. The 13-company peer group set forth below will also be utilized for the relative total shareholder return component of the LTIP, as described below on page 36.

American Assets Trust, Inc.	Equity One, Inc.	Piedmont Office Realty Trust, Inc.
Brandywine Realty Trust	First Potomac Realty Trust	Post Properties, Inc.
Columbia Property Trust	Highwoods Properties, Inc.	Saul Centers, Inc.
Corporate Office Properties Trust	Liberty Property Trust	Weingarten Realty Investors
Cousins Properties Incorporated
FPL Associates L.P.'s data compared the compensation of Washington REIT officers based on base salary and total direct compensation, which included base salary, annual incentive compensation and an annualized present value of long-term incentive compensation. The Compensation Committee considers the amount and mix of base and variable compensation by referencing, for each executive level and position, the prevalence of each element and the level of compensation that are provided in the market based on the FPL Associates L.P. comparison analysis.
The Compensation Committee takes into account current financial performance in its evaluation of executive compensation. In particular, the Compensation Committee takes into account current financial performance, represented by core FFO per share, core FAD per share and same-store NOI growth, in determining payouts under the STIP. The Compensation Committee does not delegate any of its principal functions or responsibilities.
Role of Executives
The Compensation Committee believes management input is important to the overall effectiveness of Washington REIT's executive compensation program. The Compensation Committee believes the advice of an independent consultant should be combined with management input and the business judgment of the Compensation Committee members to arrive at a proper alignment of compensation philosophy, programs and practices.
The Chief Executive Officer, the Executive Vice President and Chief Financial Officer and the Senior Vice President and General Counsel are the management members who interact most closely with the Compensation Committee. These individuals work with the Compensation Committee to provide their perspective on aligning compensation strategies with our business strategy and on how well our compensation programs appear to be working.

Base Salary
For 2015, the Compensation Committee elected to maintain 2014 levels for base salaries of the Chief Executive Officer and the then-serving Executive Vice Presidents and Senior Vice President. These 2014 base salary levels were unchanged from the applicable 2013 base salary levels. On February 17, 2015, Washington REIT hired Stephen E. Riffee as Executive Vice President and Chief Financial Officer at a base salary of $400,000 per annum. As a result, the 2015 base salaries determined by the Compensation Committee for our NEOs were as follows.

Position	Name	2015 Base Salary	% Change from 2014	% Change from 2013
Chief Executive Officer	Paul T. McDermott	$500,000	0%	0%
Executive Vice President (1)	Thomas Q. Bakke	350,000	0%	N/A
	Stephen E. Riffee	400,000	N/A	N/A
Senior Vice President	Thomas C. Morey	288,000	0%	0%
(1) As described below, William T. Camp and Laura M. Franklin both served as Executive Vice Presidents during a portion of 2015 at a base salary of $350,000 per annum.

The Compensation Committee, acting in consultation with FPL Associates L.P., reviews and approves salary recommendations annually based on the considerations described above. The 2015 compensation for each of our NEOs was determined based on a review of publicly disclosed compensation packages of executives of other public real estate companies and were intended to ensure that executive salaries generally approximate the median of the peer group.
Based on the fair value of equity awards granted to the NEOs in 2015 and the base salary of the NEOs, salary accounted for approximately 24% of the total compensation of the NEOs.

Short-Term Incentive Plan (STIP)
Plan Summary
Under the STIP, executives are provided the opportunity to earn awards, payable 50% in cash and 50% in restricted shares, based on achieving various performance objectives within a one-year performance period. The cash component of the award is paid following completion of the one-year performance period. The restricted shares are subject to a ratable vesting schedule that runs for three years from the January 1 following completion of the one-year performance period. Each executive's total award opportunity under the STIP, stated as a percentage of base salary, for the achievement of threshold, target and high performance requirements is set forth in the table below:

	Cash Component (50%)			Restricted Share Component (50%)
	Threshold	Target	High	Threshold	Target	High
President and Chief Executive Officer	58%	113%	195%	58%	113%	195%
Executive Vice President (1)	48%	93%	160%	48%	93%	160%
Senior Vice President	35%	65%	115%	35%	65%	115%
(1) With respect to Mr. Riffee, the threshold, target and high award opportunities for each of the cash component and the restricted share component are 42%, 87.5% and 140%, respectively.
Overall STIP performance is evaluated on the following performance goals and weightings:
Financial Goals (75%)
The financial goals component of the STIP is comprised of the following three metrics:

•	Core funds from operations (FFO) per share;

•	Core funds available for distribution (FAD) per share; and

•	Same-store net operating income (NOI) growth.
Our performance under these metrics is judged by the Compensation Committee in the aggregate and their aggregate weighting equals 75%. The Compensation Committee establishes guideline expectations for each performance metric but does not establish specific target, threshold or high performance levels underlying the aggregate financial performance goals. These guidelines were set by the Compensation Committee within the first 90 days of the one-year performance period (taking into account input from the Board and the Chief Executive Officer).
At the completion of the one-year performance period, fulfillment of our financial performance goals is evaluated in the aggregate by the Compensation Committee in its discretion (taking into account absolute performance, performance relative to other companies in the industry, challenges faced by Washington REIT and/or positive external circumstances that may have beneficially impacted Washington REIT’s performance, input from the Board and a written presentation on satisfaction of such financial performance goals provided by the Chief Executive Officer). At the conclusion of the performance period, the Compensation Committee evaluates aggregate financial goal performance on a scale of below 1 (below threshold), 1 (threshold), 2 (target) or 3 (high). The Compensation Committee's evaluation includes an assessment of our absolute performance, our performance relative to other companies in our industry, the challenges faced by us and/or the positive external circumstances that may have beneficially impacted our performance. If the Compensation Committee determines that achievement of the aggregate financial goal performance fell between threshold and high, the portion of the award dependent on the aggregated financial performance goal would be determined by linear interpolation (with an associated payout level in between threshold and target performance levels, or target and high performance levels, as applicable). If achievement of the aggregate financial goal performance falls below threshold level (i.e., rated by the Compensation Committee below a level of 1), the portion of the award that is dependent on aggregate financial goal performance will not be paid.
“Core FFO” is calculated by adjusting NAREIT FFO (as defined below) for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) expenses related to acquisition and structuring activities, (3) executive transition costs and severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments and gains or losses on sale, not already excluded from NAREIT FFO, as appropriate, and (5) relocation expense. “NAREIT FFO” is defined by The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) associated with sales of property, impairment of depreciable real estate and real estate depreciation and amortization.
“Core FAD” is calculated by adjusting FAD (as defined below) for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) non-share-based severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments and gains or losses on sale, not already excluded from FAD, as appropriate, and (5) relocation expense. “FAD” is calculated by subtracting from NAREIT FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream (excluding items contemplated prior to acquisition or associated with development / redevelopment of a property) and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles, (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. Core FFO per share and core FAD per share under the STIP are interpreted to exclude the impact of the two-class method as defined in generally accepted accounting principles when computing earnings per share.
“Same-store NOI growth” is the change in the NOI (as defined below) of the same-store (also as defined below) portfolio properties from the prior reporting period to the current reporting period. “NOI” is a non-GAAP measure defined as real estate rental revenue less real estate expenses. NOI is calculated as net income, less non-real estate revenue and the results of discontinued operations (including the gain on sale, if any), plus interest expense, depreciation and amortization, general and administrative expenses, acquisition costs, real estate impairment and gain or loss on extinguishment of debt. “Same-store” portfolio properties include all stabilized properties that were owned for the entirety of the current and prior reporting periods, and exclude properties under redevelopment or development and properties purchased or sold at any time during the periods being compared. We define “redevelopment” properties as those for which we expect to spend significant development and construction costs on existing or acquired buildings pursuant to a formal plan which has a current impact on operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. Redevelopment and development properties are included in the same-store pool upon completion of the redevelopment or development, and the earlier of achieving 90% occupancy or two years after completion.
Individual Goals (25%)
At the completion of the one-year performance period, fulfillment of individual goals is evaluated by the Compensation

Committee in its discretion with respect to the Chief Executive Officer and by the Chief Executive Officer in his discretion with respect to all other executives (this carries a 25% weighting). At the conclusion of the one-year performance period, the Compensation Committee or Chief Executive Officer, as applicable, evaluates performance on a scale of 1 (threshold), 2 (target) or 3 (high). If achievement of individual goals falls below threshold level, the portion of the award that is dependent on individual goals will not be paid.
The financial and individual performance goals are re-evaluated on an annual basis as to their appropriateness for use with respect to the 2015 performance period and in subsequent annual programs under the STIP based on any potential future changes in Washington REIT business goals and strategy.
Vesting and Payment
With respect to the 50% of the STIP award payable in restricted shares, the restricted shares (1) vest one-third of the shares on each of the first three anniversaries of the last day of the performance period, over a three-year period commencing on the January 1 following the end of the one-year performance period, (2) consist of a number of shares determined by dividing the dollar amount payable in restricted shares by the closing price per share on such January 1 (or, if not a trading day, the first trading day thereafter), and (3) are issued within 2 1/2 months of the end of the one-year performance period. The restricted shares are awarded out of and in accordance with Washington REIT's 2007 Omnibus Long Term Incentive Plan. Washington REIT pays dividends currently on the restricted shares described in this paragraph. Because the restricted shares under the STIP will only be issued after the one-year performance period has ended, no dividends will be paid on restricted shares until the actual performance has been achieved.
If, during the three-year vesting period for the restricted shares described in the previous paragraph, the executive's employment is terminated by Washington REIT without Cause, or the executive resigns for Good Reason, Retires, dies or becomes subject to a Disability while employed by Washington REIT, or a Change in Control occurs, the restricted shares awarded under the STIP will immediately vest. “Cause,” “Good Reason,” “Retire”, “Disability” and “Change in Control” have the meanings set forth in the STIP. With respect to the 50% of the award payable in cash under the STIP, 100% of such cash portion is payable within 2 1/2 months of the end of the performance period. The executive can elect to defer 100% of the cash portion pursuant to Washington REIT's Deferred Compensation Plan for Officers. If the executive made such election, the cash is converted to restricted share units and Washington REIT will match 25% of deferred amounts in restricted share units. The executive is required to be employed on the last day of the performance period to receive an STIP award, subject to the following exceptions. If during the performance year, the executive's employment is terminated by Washington REIT without Cause, or the executive resigns for Good Reason, Retires, dies or becomes subject to a Disability while employed by Washington REIT, the executive will receive an award under the STIP calculated based upon actual results for the full one-year performance period, but the award will be prorated based on the period of employment during the one-year performance period through the date of such event and the portion of the award paid in restricted shares will immediately vest. If a Change in Control occurs during the one-year performance period, the performance goals under the STIP will be prorated based on the period of time during the one-year performance period through the date of the Change in Control, the executive will receive an award under the STIP that is prorated based on the period of employment during the one-year performance period through the date of the Change in Control and the portion of the award paid in restricted shares will immediately vest.
STIP Determinations by Compensation Committee
In the case of core FFO per share, core FAD per share and same-store NOI growth objectives, management proposed guidelines for measuring threshold, target and high performance levels based on Washington REIT's business projection and budget materials. These guidelines were then extensively reviewed by the Compensation Committee (together with the Board) and subsequently approved. The resulting approved guidelines for each of the financial goals across threshold, target, and high performance levels under the STIP are presented in the table below, along with the 2015 actual results recognized by the Compensation Committee:

	Threshold	Target	High	Final Results Recognized by the Committee
Core FFO per share	$1.66	$1.71	$1.76	$1.71
Core FAD per share	$1.15	$1.20	$1.25	$1.26
Same-store NOI growth	0.0%	0.9%	2.0%	0.5%
The core FAD per share amount of $1.26 per share recognized by the Compensation Committee was adjusted down from the reported result of $1.39 per share at the recommendation of management in order to conform to the manner in which the core FAD guideline levels were calculated at the beginning of 2015.
In making its assessment of the performance of financial goals, the Compensation Committee noted that actual performance with respect to core FFO per share was at the guideline target performance level, actual performance with respect to core FAD per share was above the guideline high performance level, and actual performance with respect to same store NOI growth was below the guideline target performance level but above the guideline threshold performance level. In recognition of this overall performance, the Compensation Committee determined a combined score of 2.20 for the financial goals (75% weighting) portion of the STIP (on a scale of 1 to 3, with 3 being the highest level of achievement). In determining such combined score, the Compensation Committee made no subjective adjustments to its scoring of core FFO per share, core FAD per share and same-store NOI growth.
In the case of individual objectives (25% weighting) portion of the STIP, the Compensation Committee reviewed and determined the performance of Mr. McDermott and Mr. McDermott reviewed and determined the performance of each of the other executives. With respect to the Compensation Committee’s determination of Mr. McDermott’s performance, the Compensation Committee took into account Mr. McDermott’s accomplishments in implementing a the new strategic plan for Washington REIT, acquiring the Wellington (a 711-unit multifamily asset located in Arlington, Virginia) in an off-market transaction, selling Washington REIT’s Country Club Towers, Munson Hill Towers and Montgomery Village assets in successful disposition transactions, completing the stabilization of The Maxwell multifamily development project, stabilizing Washington REIT’s 1775 Eye Street asset at 98% leased, entering into a major lease with a Fortune 100 financial services company in connection with Washington REIT’s redevelopment of its Silverline Center asset and otherwise continuing operational improvements within Washington REIT. With respect to Mr. McDermott’s determination of the performance of the other executives, Mr. McDermott took into account the performance in 2015 of each executive in leading his or her respective department and Washington REIT as a whole and in contributing to the financial and operational accomplishments of Washington REIT. The final determinations of the Compensation Committee and Mr. McDermott with respect to individual performance are reflected in the actual payout amounts for 2015 under the STIP as presented in the Summary Compensation Table and related footnotes within this Proxy Statement.
At the request of the Compensation Committee, an internal audit was performed to review management's calculations for the STIP to confirm that they comply with the STIP. This internal audit was then presented to the Compensation Committee for its review and acceptance.
Long-Term Incentive Plan (LTIP)
Plan Summary
Under the LTIP, executives are provided the opportunity to earn awards, payable 75% in unrestricted shares and 25% in restricted shares, based on achieving TSR performance objectives within a three-year performance period. The LTIP is a “rolling” plan, with a new three-year performance period commencing on January 1 of each year. Each executive's total award opportunity under the LTIP, stated as a percentage of base salary, for the achievement of threshold, target and high performance requirements is set forth in the table below:

	Threshold	Target	High
President and Chief Executive Officer	80%	150%	270%
Executive Vice President (1)	50%	95%	170%
Senior Vice President	40%	80%	140%
(1) With respect to Mr. Riffee, the threshold, target and high award opportunities are 44%, 95% and 149%, respectively.
For purposes of calculating award payouts at the conclusion of each three-year performance period, the level of salary is determined for each executive as of the beginning of the applicable performance period. Each TSR goal is measured over a three-year performance period based on a share price determination made at the beginning and end of the performance period and dividends paid with respect to the common shares during the performance period. For purposes of calculating total shareholder return metrics, the “starting price” equals the average closing price for the 20-trading day period beginning on the first trading day of the performance period. The “ending price” equals the average closing price for the 20-trading day period beginning on the first trading day after the end of the performance period for performance periods that commenced before January 1, 2016, and the average closing price for the last 20 trading days of the performance period for performance periods commencing on or after January 1, 2016. Overall LTIP performance is evaluated on both of the following TSR performance goals and weightings:
Absolute TSR (50%)
For absolute TSR, threshold, target and high performance levels are 6%, 8% and 10%, respectively, total shareholder return over the performance period (calculated on a compounded, annualized basis). If absolute TSR falls between 6% and 8% or between 8% and 10%, absolute TSR will be rounded to the closest TSR percentage in increments of 0.5% (e.g., 8.3% will be rounded to 8.5%) and the portion of the LTIP award that is dependent upon TSR will be determined by linear interpolation. If absolute TSR falls below the applicable threshold level, the portion of the award that is dependent on such goal will not be paid.
Relative TSR (50%)
For relative TSR, Washington REIT's TSR performance will be measured over the performance period against the 15-company peer group set forth below for performance periods that commenced before January 1, 2016.

American Assets Trust, Inc.	Cousins Properties Incorporated	Mack-Cali Realty Corporation
Brandywine Realty Trust	Federal Realty Investment Trust	Post Properties, Inc.
Corporate Office Properties Trust	First Potomac Realty Trust	Regency Centers Corporation
Camden Property Trust	Home Properties, Inc.	Saul Centers, Inc.
Columbia Property Trust	Liberty Property Trust	Weingarten Realty Investors
For performance periods commencing on or after January 1, 2016, the peer group set forth above under “Role of Compensation Consultant and Peer Group Analysis” will be utilized to measure Washington REIT’s relative TSR performance.
Threshold, target and high performance levels for relative TSR are the 33rd, the 51st and the 76th percentiles, respectively. If relative TSR falls between the these percentiles, the actual relative TSR performance level is to be determined by linear interpolation (with an associated payout level in between threshold and target performance levels, or target and high performance levels, as applicable). If relative TSR falls below the applicable threshold level, the portion of the award that is dependent on such goal will not be paid.
Vesting and Payment
The LTIP awards are payable 75% in unrestricted shares and 25% in restricted shares, and are awarded out of and in accordance with Washington REIT's 2007 Omnibus Long Term Incentive Plan. These unrestricted shares and restricted shares are to (1) in the case of the restricted shares only, vest over a one-year period commencing on the January 1 following the end of the three-year performance period, (2) consist of an aggregate number of shares determined by dividing the dollar amount payable in unrestricted shares and restricted shares by the closing price per share on such January 1 and (3) be issued within 2 1/2 months of the end of the three-year performance period. Washington REIT must pay dividends currently on the restricted shares described above in this paragraph. Because restricted shares under the LTIP will only be issued after the three-year performance period has ended, no dividends will be paid on restricted shares until the actual performance has been achieved.
If, during the one-year vesting period for the restricted shares described in the previous paragraph, the executive's employment is terminated by Washington REIT without Cause, or the executive resigns for Good Reason, Retires, dies or becomes subject to a Disability while employed by Washington REIT, or a Change in Control occurs, the restricted shares awarded under the LTIP will immediately vest. “Cause,” “Good Reason,” “Retire”, “Disability” and “Change in Control” have the meanings set forth in the LTIP. The executive is required to be employed on the last day of the performance period to receive an LTIP award, subject to the following exceptions. If during the three-year performance period, the executive's employment is terminated by Washington REIT without Cause, or the executive resigns with Good Reason, Retires, dies or becomes subject to a Disability while employed by Washington REIT, the executive will receive an award under the LTIP calculated based on actual levels of achievement as of the date of such event, but the award will be prorated based on the period of employment during the three-year performance period through the date of such event and the award will immediately vest. If a Change in Control occurs while the executive was employed by Washington REIT during the three-year performance period, the executive will receive an award calculated in a similar manner as described in the immediately preceding sentence (provided, however, that the award would not be prorated based on the period of employment during the performance period through the date of such event) and the award would immediately vest. In all of the foregoing cases, payment of the award would be accelerated.
The grant date fair values for the LTIP awards for 2015 are presented in the Summary Compensation Table and related footnotes within this Proxy Statement.
Transition Awards
As a result of the change in 2014 from an “end-over-end” structure under the prior long-term incentive plan to the “rolling” structure under the LTIP, a transition program was initiated in 2014 in order to ensure that executives maintained an appropriate level of overall long-term compensation during the “phasing in” period for the new structure. The transition program provided for a one-time transition award opportunity (in the amounts described in the table under "Long-Term Incentive Plan (LTIP) - Plan Summary" above) commencing in 2014. This transition award opportunity was divided into two separate tranches with different performance periods and vesting schedules, as follows:

•
33.34% of the award opportunity had a TSR performance period of one year (commencing on January 1, 2014), vesting 50% at the one-year anniversary of the end of such performance period and 50% on the two-year anniversary thereof, and

•
66.66% of the award opportunity had a TSR performance period of two years (commencing on January 1, 2014), vesting 65% at the end of such two-year performance period and 35% on the one-year anniversary thereof.

The overall effect of the above transition program was to ensure consistent award opportunity during the LTIP “phase in” period. Each portion of the transition program noted above, consistent with the overall LTIP, was based 50% on absolute TSR and 50% on relative TSR for the relevant performance period. The transition program was designed based on advice from FPL Associates L.P., the independent consultant to the Compensation Committee.

LTIP Determinations by Compensation Committee
With respect to TSR goals under the LTIP, the Compensation Committee reviewed the total shareholder return calculations against LTIP metrics with respect to the 66.66% portion of the one-time transition award opportunity, which had a two-year performance period ending on December 31, 2015. As noted above, for the absolute TSR goal, the threshold, target and high performance levels were 6%, 8% and 10% total shareholder return over the performance period (calculated on a per annum basis). As of the end of the performance period, Washington REIT’s absolute total shareholder return for the period was calculated to be 10.5%. As a result, pursuant to the terms of the LTIP, the Compensation Committee made awards with respect to the absolute TSR goal calculated based on such achievement.

For the relative TSR goal, Washington REIT's TSR performance was measured over the performance period against the 15-company peer group utilized by the Compensation Committee. Threshold, target and high performance levels for relative TSR were the 33rd, the 51st and the 76th percentiles, respectively. As of the end of the performance period, Washington REIT’s relative TSR ranked at the 57rd percentile. As a result, pursuant to the terms of the LTIP, the Compensation Committee made awards with respect to the relative TSR goal calculated based on such achievement.
Other Executive Compensation Components
CEO Employment Letter
On August 20, 2013, Washington REIT announced that it had selected Mr. McDermott to be its new President and Chief Executive Officer and had entered into an employment letter specifying the terms of his employment. The employment letter specified that Mr. McDermott's annual base salary would initially be $500,000. After December 31, 2014, the Board agreed to review his base salary on an annual basis and may increase it in its discretion. In connection with entering into the employment letter, Mr. McDermott was awarded 21,000 restricted common shares on his start date, which was October 1, 2013. These shares were agreed to vest in equal installments of 7,000 shares each over a three year period while he remains employed, on the first, second and third anniversary dates of his start date. If he is terminated without Cause (as defined below), all of the then remaining unvested shares will become vested on the termination date. Under the employment letter, effective January 1, 2014, Mr. McDermott became eligible to participate in the STIP and LTIP at the Chief Executive Officer level, in accordance with the terms of the STIP and the LTIP, as they may be amended by the Board for all participating employees generally from time to time.
The employment letter provided that Mr. McDermott is entitled to an automobile allowance of $14,000 per year and reimbursement of up to $15,000 for legal expenses for reviewing the employment letter. The employment letter also entitles Mr. McDermott to a 401(k) match and participation in our SERP. The employment letter requires Mr. McDermott to protect the confidentiality of Washington REIT confidential information and comply with Washington REIT’s stock ownership guidelines described below in this Proxy Statement. It further provided that he would enter into the form of indemnification agreement entered into by and between Washington REIT and its other officers and Board members.
The employment letter provides that either Mr. McDermott or Washington REIT may terminate the employment relationship at any time for any lawful reason, with or without Cause, Good Reason (as defined below) or notice. If Mr. McDermott's employment is terminated without Cause or he terminates for Good Reason, he would receive the following severance benefits, payable in installments according to Washington REIT’s payroll cycle and pro-rata portions of any STIP and LTIP values as determined by the applicable plans, provided that he signs Washington REIT’s standard separation agreement and general release. If termination without Cause or for Good Reason occurs between October 1, 2013 and September 30, 2015, he would receive 24 months of base salary, and if termination without Cause or for Good Reason occurs on October 1, 2015 or thereafter, he would receive 12 months of base salary.
Under the employment letter, “Cause” means commission of a felony or crime of moral turpitude; conduct in the performance of duties which is illegal, dishonest, fraudulent or disloyal; breach of any fiduciary duty owed to Washington REIT;

any action or inaction that constitutes a material breach of the employment letter which is not cured to Washington REIT 's reasonable satisfaction within 30 days of receipt of written notice advising of such material breach; or gross neglect of duty which is not cured to Washington REIT 's reasonable satisfaction within 30 days of receipt of written notice advising of such gross neglect. “Good Reason” means a material diminution in base salary or a material diminution in overall base compensation earning potential that is not agreed to by the employee (other than due to failure to achieve performance-based measures), a material diminution in authority, duties or responsibilities, a material change in geographic location at which the employee is employed, or any action or inaction by Washington REIT that constitutes a material breach of the employment letter, provided the employee gives written notice within 90 days after the condition providing the basis for such Good Reason first exists and such Good Reason has not been corrected or cured within 30 days after Washington REIT has received written notice of the employee's intent to terminate his employment for Good Reason and specifying in detail the basis for such termination.
CFO Employment Letter and STIP/LTIP Matters
On January 18, 2015, Washington REIT entered into an employment letter with Mr. Riffee specifying the terms of his employment. Pursuant to Mr. Riffee’s employment letter, Mr. Riffee participates in Washington REIT’s executive compensation program, including the STIP and LTIP, at the Executive Vice President level, with the following modifications (1) Mr. Riffee’s base annual salary is $400,000 per annum (rather than $350,000), (2) his participation in the STIP and LTIP takes effect as of January 1, 2015, and (3) his STIP target is 175% (rather than 186%), split evenly between the cash component of 87.5% and the restricted share component of 87.5%. Mr. Riffee was also awarded 5,287 restricted share units (RSUs) valued at $150,000, granted under Washington REIT’s 2007 Omnibus Long-term Incentive Plan, on his first date of employment. These RSUs vest in three equal installments over a three-year period, on the first, second and third anniversaries of such date.
Mr. Riffee’s threshold, target and high award opportunities under the STIP for each of the cash component and the restricted share component were determined by the Compensation Committee to be 42%, 87.5% (as noted above) and 140%, respectively. Mr. Riffee’s threshold, target and high award opportunities under the LTIP were determined by the Compensation Committee to be 44%, 95% and 149%, respectively.
COO Employment Letter
On April 5, 2014, Washington REIT entered into an employment letter with Mr. Bakke specifying the terms of his employment. Pursuant to Mr. Bakke's employment letter, Mr. Bakke was awarded $100,000 in RSUs, granted under Washington REIT’s 2007 Omnibus Long-term Incentive Plan, on his first date of employment. These 4,151 RSUs vest in three equal installments over a three-year period, on the first, second and third anniversaries of such date.
Supplemental Executive Retirement Plan
Because the U.S. Internal Revenue Code limits the benefits that would otherwise be provided by our qualified retirement programs, Washington REIT provides a supplemental executive retirement plan (“SERP”) for the benefit of the NEOs. This plan was established in November 2005 and is a defined contribution plan under which, upon a participant's termination of employment from Washington REIT for any reason other than cause, the participant will be entitled to receive a benefit equal to the participant's accrued benefit times the participant's vested interest. A participant's benefit accrues over years of service.

Washington REIT makes contributions to the plan on behalf of the participant ranging from 9.5% to 19% of base salary. The exact contribution percentage is based on the participant's current age and service such that, at age 65, the participant could be expected to have an accumulation (under assumptions made under the plan) that is approximately equal to the present value of a life annuity sufficient to replace 40% of his or her final three year average salary. Vesting generally occurs based on a minimum of 10 years of service or upon death, total and permanent disability, involuntary discharge other than for cause, or retirement or voluntary termination if the participant does not engage in prohibited competitive activities during the two-year period after such retirement or voluntary termination.
Washington REIT accounts for this plan in accordance with Accounting Standards Codification ("ASC") 710, Compensation - General and ASC 320, Investments - Debt and Equity Securities, whereby the investments are reported at fair value, and unrealized holding gains and losses are included in earnings. For the years ended December 31, 2015, 2014 and 2013, Washington REIT recognized current service cost of $262,000, $306,000 and $325,000, respectively.
Severance Plan
On August 4, 2014, the Board and Compensation Committee adopted an Executive Officer Severance Pay Plan to provide specified benefits to executive officers in the event of their termination of employment from Washington REIT. Under the severance plan, in the event of a qualifying termination of employment of an executive officer, the executive officer will be entitled to receive severance pay in accordance with the following matrix:

Weeks of Severance Pay
	Base Salary
Years of Service	$170K but less than $225K	$225K or more
Less than 1	12	14
1-4	16	18
5	18	20
6	20	22
7	22	24
8	24	26
9	26	28
10	28	30
11	30	32
12	32	34
13	34	36
14	36	38
15	38	40
16	40	42
17	42	44
18	44	46
19	46	48
20	48	50
21	50	52
22 or more	52	52

In addition to the severance pay set forth above, under the severance plan each executive officer will also be entitled to receive a severance benefit comprised of an ongoing payment from Washington REIT equal to the employer portion of current medical, dental and vision elections for the period of severance (or, if less, the applicable COBRA payment). Any severance pay and severance benefits described above will be subject to applicable payroll and tax withholding.
Under the severance plan, for an executive officer to be eligible for severance pay and severance benefits, the termination of such executive officer must be by Washington REIT without “Cause” (as defined in the severance plan) or by resignation of the executive officer for “Good Reason” (as defined in the severance plan). Washington REIT also has the discretion under the severance plan to pay severance pay and benefits in other involuntary termination scenarios and to pay supplemental severance pay. In all cases, the executive officer must execute and not revoke Washington REIT’s standard form of separation agreement applicable to executive officers in order to receive severance pay and benefits. Washington REIT will be required to make the severance payment in a lump-sum on or before March 15 of the calendar year following the calendar year in which the executive officer is terminated, but such portion of the payments (if any) that would constitute deferred compensation under Section 409A of the Internal Revenue Code will not be paid until at least six months after the executive officer’s termination if the executive officer is also a "specified employee" under the provisions of the Code. The severance pay and severance benefits under the Severance Plan are in addition to, and not in lieu of, any applicable equity vesting, acceleration of payment or other benefits that may exist under the LTIP, the STIP, the SERP and other compensation plans. If the executive officer is entitled to severance payments under a change in control agreement with Washington REIT, then the executive officer will not also receive payment under the severance plan. In addition, for the President and Chief Executive Officer, he will be entitled to the severance payments under the severance plan or his employment letter with Washington REIT, whichever is greater. The severance plan defines participating executive officers to be officers at the level of President and Chief Executive Officer, Executive Vice President or Senior Vice President.
Deferred Compensation Plan
Beginning in 2007, Washington REIT adopted a plan that allows officers to voluntarily defer salary and STIP awards. The plan allows any officer to defer a percentage or dollar amount of his or her salary and/or his or her STIP awards. The amounts deferred are not included in the officer’s current taxable income and, therefore, are not currently deductible by us. Salary deferrals are credited during the year with earnings based on the weighted average interest rate on Washington REIT's fixed rate bonds as of December 31 of each calendar year. STIP awards are deferred as restricted share units, with a 25% match of restricted share units on the deferred amount. The 25% match cliff vests after three years. The restricted share units are credited with an amount equal to the corresponding dividend paid on Washington REIT's common shares. Participants may elect to defer receipt of payments to a specified distribution date that is at least three years from first day of the year to which the salary deferred related or, if applicable, at least five years from any previously designated distribution date. If a participant has not elected to further defer a distribution beyond the original designated distribution date, then payment will commence upon the earliest of (1) the original specified distribution date, (2) the date the participant terminates employment from Washington REIT, (3) the participant's death, (4) the date the participant sustains a total and permanent disability, or (5) a change in control. Amounts deferred into restricted share units will be paid in the form of shares. The plan is unfunded and payments are to be made from general assets of Washington REIT.

Change in Control Termination Agreements
The change in control agreements with the NEOs discussed below provide for continuation of payments and benefits in the event of termination due to a “change in control” (as defined in these agreements). The basic rationale for these change in control protections is to diminish the potential distractions due to personal uncertainties and risks that inevitably arise when a change in control is threatened or pending.
The termination benefits payable in connection with a change in control require a “double trigger,” which means that (1) there is a “change in control” (as that term is defined in the agreement) and (2) after the change in control, the covered NEO's employment is “involuntarily terminated” by Washington REIT or its successor not for “cause” (as both terms are defined in the agreement), but including a termination by the executive because his duties, responsibilities or compensation are materially diminished, within 24 to 36 months of the change in control (as such period is specified in the covered NEO's agreement). In addition, if one of the foregoing terminations of employment occurs in the 90 day period before the change in control, the termination will be presumed to be due to the change in control unless Washington REIT can demonstrate to the contrary. A double trigger was selected to enhance the likelihood that an executive would remain with Washington REIT after a change in control because the executive would not receive the continuation of payments and benefits if he or she voluntarily resigned after the change in control. Thus, the executive is protected from actual or constructive dismissal after a change in control and any new controlling party or group is better able to retain the services of a key executive.
The formula to calculate the change in control benefit is similar for each of the NEOs, with the variable being whether the benefit will be paid for 24 or 36 months. The formula is as follows:
A. A continuation of base salary at the rate in effect as of the termination date for a period based on the levels below:

Executive Position	Period
Chief Executive Officer	36 months
Executive Vice Presidents	24 months
Senior Vice Presidents	24 months
B. Payment of an annual bonus for each calendar year or partial calendar in which the NEO receives salary continuation as described above, in an amount equal to the average annual short-term incentive plan compensation received during the three years prior to the involuntary termination.
C. Payment of the full cost to continue coverage under Washington REIT's group health insurance plan pursuant to the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) for the period of time the NEO receives salary continuation up to a maximum of 18 months or until the NEO obtains other comparable coverage, whichever is sooner.
D. Immediate vesting in all unvested common share grants, restricted share units, performance share units and dividend equivalent units granted to the NEO under Washington REIT's 2007 Omnibus Long Term Incentive Plan and immediate vesting in the deferred compensation plans.
Each of our change of control agreements then in effect was amended effective November 5, 2012 to eliminate the executive's right to receive a tax “gross-up” payment based on Section 4999 of the Internal Revenue Code. As a result, we have no tax “gross-up” payment requirements to our executives with respect to amounts owed under Section 4999 of the Internal Revenue Code.
In addition to our change in control agreements, our STIP and LTIP each provide for particular awards to be made in the event of a change in control that occurs during the performance period under each such plan. These awards are described in further detail under the headings “Short-Term Incentive Plan (STIP)” and “Long-Term Incentive Plan (LTIP)” above. For further information on Change of Control payments, see “Potential Payments upon Change in Control” on page 56.
Separation Agreements
During 2014, Washington REIT announced the expected resignation of William T. Camp (which resignation occurred on March 2, 2015). In February 2015, Washington REIT announced the expected retirement of Laura M. Franklin (Ms. Franklin's resignation as an executive officer occurred on August 5, 2015 and her retirement occurred on December 31, 2015). In connection with these departures, Washington REIT entered into separation agreements with each officer. Pursuant to the separation agreements, each executive received: (1) an award under the STIP (calculated, with respect to the performance period during which the departure occurred, based on the actual level of achievement of the performance goals for the entire performance period, with the award being prorated based on the number of days during the performance period the officer was an employee), with any restricted shares being delivered fully vested, (2) an award under the LTIP with respect to the regular LTIP award opportunity for the three-year performance period commencing in 2014, the one-time transition award opportunity commencing in 2014 (as described under “Transition Awards” above) and the regular LTIP award opportunity for the three-year performance period commencing in 2015 (with each such award (A) calculated based on the actual level of achievement of the performance goals for the period ending on the departure date (except for the 33.34% portion of the one-time transition award, which was calculated as of December 31, 2014), (B) being prorated based on the number of days during the performance period the officer was an employee, and (C) being delivered in fully vested shares), (3) vesting of unvested restricted shares and, if applicable, restricted share units, and (4) vesting, if applicable, of the existing account balance and distribution in accordance with the SERP. Pursuant to each separation agreement, Washington REIT agreed to a general release of claims against the officer, and the officer agreed to a general release of claims against Washington REIT. The officer also agreed to reasonably cooperate with and provide information to Washington REIT upon request, and will receive hourly compensation and reasonable and necessary expenses in connection therewith. Each separation agreement also contains confidentiality and non-solicitation obligations and other customary provisions.
Mr. Camp’s separation agreement also provided for a lump-sum severance payment of $148,077 (consistent with the Executive Severance Pay Plan), payment of COBRA health premium for the shorter of 18 months or until he becomes eligible for other coverage, reimbursement of up to $7,500 in counsel expenses, and an additional $15,000 per month payment for consulting services for a six-month period commencing March 2, 2015 (subject to reduction by up to $7,500 per month in Washington REIT’s discretion when Mr. Camp commenced new full time employment). Ms. Franklin’s separation agreement did not provide for a lump-sum severance payment under the Executive Severance Pay Plan or otherwise, or payment of COBRA health premium, but did contain a non-competition covenant and provided for vesting in a pro rata portion of unvested restricted stock units issued in a 25% match program contained in Washington REIT’s Deferred Compensation Plan (based on the months worked by Ms. Franklin as of December 31, 2015 in comparison to the 36-month vesting period for the restricted stock units).
Perquisites
NEOs participate in other employee benefit plans generally available to all employees on the same terms. In addition, the NEOs are provided with supplemental life insurance and in some cases granted an automobile allowance and/or provided an executive physical. The Compensation Committee believes that these benefits are reasonable and consistent with its overall compensation program to better enable Washington REIT to attract and retain key employees. For more information on specific benefits and perquisites, see the footnotes to the Summary Compensation Table.
Policies Applicable to Executives
Clawback Policy
Washington REIT has adopted a clawback policy with respect to the return (clawback) from executive officers of incentive compensation. The policy states that, with respect to any incentive awards granted after March 20, 2013, the Board will have the right to seek to recoup all or any portion of the value of such awards in the event of a material restatement of Washington REIT's financial statements covering any of the three fiscal years preceding the payment of an award which results from fraud or misconduct committed by a recipient of such award. The Board may seek recoupment from any award recipient whose fraud or misconduct gave rise or contributed to the restatement. The value with respect to which recoupment may be sought will be determined by the Board. Further, it is the intention of the Board that, to the extent that the final clawback provisions adopted by the SEC and the NYSE differ from the foregoing policy, the foregoing policy will be amended to conform to the final provisions.
Hedging Prohibition Policy
To prevent speculation or hedging in our shares by trustees, officers or employees, Washington REIT has adopted a policy prohibiting hedging. The policy states that Washington REIT considers it inappropriate for any trustee, officer or employee to hedge or monetize transactions to lock in the value of his or her Washington REIT share holdings. Such transactions, while allowing the holder to own Washington REIT shares without the full risks and rewards of ownership, potentially separate the holder's interest from those of the other Washington REIT shareholders. Therefore, no Washington REIT trustee, officer or employee is permitted to purchase or sell derivative securities relating to Washington REIT shares, such as exchange traded options to purchase or sell Washington REIT shares, or other financial instruments that are designed to hedge or offset any decrease in the market value of Washington REIT shares (including but not limited to prepaid variable forward contracts, equity swaps, collars and exchange funds).
Margin Loan Prohibition Policy
Washington REIT maintains a policy that no executive officer may take a margin loan where Washington REIT's shares are used, directly or indirectly, as collateral for the loan. Such persons are also prohibited from otherwise pledging Washington REIT securities as collateral for a loan agreement.

Executive Ownership Policy
The Compensation Committee believes that common share ownership allows our executives to better understand the viewpoint of shareholders and incentivizes them to enhance shareholder value by aligning their interests with shareholders’ interests. To that end, in 2010, the Compensation Committee and Board adopted a formal stock ownership policy. The stock ownership policy requires each executive to retain an aggregate number of common shares having a market value at least equal to a specified multiple of such executive's annual base salary (determined based on 2010 base salary for any executive in office on the February 18, 2010 plan commencement date, or as of the date of hire for executives hired after such date). The applicable multiples of base salary required to be held are as follows:

Title	Multiple of Base Salary
Chief Executive Officer and President	3.0x
Executive Vice Presidents	2.0x
Senior Vice Presidents	1.0x
The policy requires that each executive attain the level set forth above within five years after his or her date of employment with Washington REIT. The aggregate number of common shares required to be held by each executive in office on February 18, 2010 (the plan commencement date), was determined based on the market value of common shares for the 60 trading days prior to such date. For executives hired or promoted thereafter, the aggregate number of common shares or additional common shares required to be held by such executive is determined based on the market value of common shares on the 60 trading days prior to the date of such hiring or promotion, as applicable. Once established, an executive's common share ownership goal will not change because of changes in his or her base salary or fluctuations in Washington REIT's common share price. The policy also contains additional terms and conditions, including an interim ownership requirement for executives during the transition period to the full requirements.
The multiples of base salary reflected in the stock ownership guidelines above were determined by the Compensation Committee based on the recommendation of the Hay Group (the Compensation Committee's consultant at the time the stock ownership guidelines were adopted), which had presented the Compensation Committee with a survey of stock ownership requirements in the peer group utilized by the Compensation Committee for 2010 compensation and a survey of stock ownership practices of large public companies.
Tax Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”), generally disallows a tax deduction to public companies for individual compensation in excess of $1 million paid to its chief executive officer and each of its three other most highly compensated executive officers, other than its chief financial officer, in any taxable year. Certain compensation is specifically exempt from the deduction limit to the extent that it does not exceed $1 million during any fiscal year or is “performance based” as defined in Section 162(m). The benefits under our short-term incentive and long-term incentive plans do not currently qualify as “performance based” under Section 162(m). To the extent that compensation paid to Washington

REIT’s executive officers is subject to and does not qualify for deduction under Section 162(m), Washington REIT is prepared to exceed the limit on deductibility under Section 162(m) to the extent necessary to establish compensation programs that we believe provide appropriate incentives and reward our executives relative to their performance. Washington REIT believes that it must maintain the flexibility to take actions that may not qualify for tax deductibility under Section 162(m) if it is deemed to be in the best interests of Washington REIT.
If shareholders approve the material terms and conditions for performance-based compensation as described in "Proposal 3," Washington REIT will be able to grant awards under our short-term incentive and long-term incentive plans that could qualify as "performance based" under Section 162(m).
Compensation Committee Matters
The Compensation Committee is responsible for approving executive compensation decisions and making recommendations to the Board. The Compensation Committee is also responsible for approving and making recommendations to the Board with respect to other employee compensation and benefit plan matters. In addition, the Compensation Committee is required to produce an annual report on executive compensation for inclusion in our proxy statement, in accordance with applicable SEC rules and regulations.
The Compensation Committee is comprised of at least three and no more than six independent members of the Board (as the term “independent” is defined in the applicable listing standards of the New York Stock Exchange). The current Compensation Committee charter was adopted on October 21, 2015. A copy of the Compensation Committee Charter can be found on our website at www.washreit.com, under the heading “Investor” and subheading “Corporate Overview - Corporate Governance.” Among other matters, the Compensation Committee charter provides the Compensation Committee with the independent authority to retain and terminate any compensation consulting firms or other advisors to assist in the evaluation of trustee, Chief Executive Officer and other executive compensation.
The Compensation Committee meets at least once annually or more frequently as circumstances require. Each meeting allows time for an executive session in which the Compensation Committee and outside advisors, if requested, have an opportunity to discuss all executive compensation issues without members of management being present.
Compensation Consultant Matters
Pursuant to the Compensation Committee charter, the decision to retain an independent consultant (as well as other advisors) is at the sole discretion of the Compensation Committee, and any such independent consultant works at the direction of the Compensation Committee. In establishing 2015 executive compensation levels, the Compensation Committee Chairman worked with FPL Associates L.P. to determine the scope of work to be performed to assist the Compensation Committee in its decision making processes. In conducting its work on 2015 executive compensation levels for the Compensation Committee, FPL Associates L.P. also interacted with other members of the Compensation Committee, the Chief Executive Officer, the Executive Vice President and Chief Financial Officer and the Senior Vice President and General Counsel.
As noted above, FPL Associates L.P. provided the Compensation Committee with competitive pay analysis regarding both the broader market (including the NAREIT survey) and a group of public REITs. FPL Associates L.P. attended Compensation Committee meetings and, upon request by the Compensation Committee, executive sessions to provide advice and counsel regarding decisions facing the Compensation Committee.
The Compensation Committee has reviewed its relationship with FPL Associates L.P. to ensure that FPL Associates L.P. is independent from management. This review process includes a review of the services FPL Associates L.P. provides, the quality of those services, and fees associated with the services during the fiscal year, as well as consideration of the factors impacting independence that are set forth in NYSE rules.
Compensation Policies and Risk Management
The Compensation Committee members evaluate the principal elements of executive and non-executive compensation to determine whether they encourage excessive risk-taking. While the Compensation Committee members focus primarily on the compensation of the executive officers because risk-related decisions depend predominantly on their judgment, they also consider other Washington REIT employees operating in decision-making capacities. The Compensation Committee believes that because of the following there is a low likelihood that our compensation policies and practices would encourage excessive risk-taking:
RISK MITIGATION FACTORS

•
A significant percentage of compensation is equity-based, long-term compensation under the STIP and LTIP, both of which provide for equity-based compensation. Awards made under the STIP are payable 50% in restricted shares that vest over a three-year period. Awards made under the LTIP are made after a three-year performance period. At the conclusion of such three-year performance period, the LTIP awards are payable 75% in unrestricted shares and 25% in restricted shares that vest over a one-year period commencing at the conclusion of the three-year performance period. This significant use of restricted shares encourages our executives to focus on sustaining our long-term performance because unvested awards could significantly decrease in value if our business were not managed with long-term interests in mind.

•
The STIP and LTIP utilize a balanced variety of performance goals. The STIP utilizes aggregate financial performance (comprised of core FFO per share, core FAD per share and same-store NOI growth) at a 75% weighting and the executive's individual performance compared to individual goals at a 25% weighting. The LTIP utilizes absolute TSR (50% weighting) and relative TSR (50% weighting). As a result, the benefit plan design contains several performance goals intentionally selected by the Compensation Committee with the goal of aligning executive compensation with long-term creation of shareholder value.

•
The STIP and LTIP contain reasonable award opportunities that are capped at appropriate maximum levels. For each executive, the target incentive award is based on a percentage of base salary ranging from 130% to 226% for the STIP and 80% to 150% for the LTIP. For the STIP, the actual award to be paid to the executive could range from a 48% to 54% of the target incentive award for threshold performance and 160% to 177% of the target incentive award for high performance. For the LTIP, the actual award to be paid to the executive could range from a 46% to 53% of the target incentive award for threshold performance and 157% to 180% of the target incentive award for high performance.

•
The Compensation Committee retains discretion under the STIP with respect to total awards. Under the STIP, aggregate financial performance and the participant's performance compared to individual objectives represent all of the performance goals under the STIP (i.e., 100% of the performance goals are determined in the Compensation Committee's (or Chief Executive Officer's) discretion), and each is subject to the discretion of the Compensation Committee.

•
Washington REIT adopted a stock ownership policy by which each executive is required to maintain a multiple of his or her base salary in common shares. The multiples are 3x (for the Chief Executive Officer), 2x (for Executive Vice Presidents) and 1x (for Senior Vice Presidents). This ownership policy requires each executive to maintain a meaningful equity interest that could significantly decrease in value if our business were not managed with long-term interests in mind.

•
Washington REIT adopted a “clawback” policy by which the Board has the right to seek or recoup all or any portion of the value of incentive awards. The Board’s clawback right will apply in the event of a material restatement of Washington REIT's financial statements covering any of the three fiscal years preceding the payment of an award which results from fraud or misconduct committed by a recipient of such award.

We believe this combination of factors encourages prudent management of Washington REIT. In particular, by structuring our compensation programs to ensure that a considerable amount of the wealth of our executives is tied to our long-term health, we believe we discourage executives from taking risks that are not in our long-term interests.
Compensation Committee Interlocks and Insider Participation
The Compensation Committee, composed of Chairman Civera, Messrs. Butcher and Winns, and Ms. White, was responsible for making decisions and recommendations to the Board with respect to compensation matters. There are no Compensation Committee interlocks and no Washington REIT employee serves on the Compensation Committee.
Compensation Committee Report
The Compensation Committee of Washington REIT has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
SUBMITTED BY THE COMPENSATION COMMITTEE:
Edward S. Civera, Compensation Committee Chairman
Benjamin S. Butcher, Compensation Committee Member

Wendelin A. White, Compensation Committee Member
Vice Adm. Anthony L. Winns (RET.), Compensation Committee Member

COMPENSATION TABLES
Summary Compensation Table
The Summary Compensation Table has been prepared to comply with the disclosure requirements of the SEC. The Summary Compensation Table sets forth the compensation paid for 2015, 2014 and 2013 to each of our "NEOs" (who are the executive officers set forth in the Summary Compensation Table) and includes as compensation for the indicated year all incentive compensation awards granted in that year (although the awards were made with respect to performance in other years). For an alternative view that we believe more accurately reflects incentive compensation received for a given year, we urge you to refer to the Total Direct Compensation Table on page 52.

(a)	(b)	(c)	(e)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Stock Awards (6) (7) ($)	Non-Equity Incentive Plan Compensation (8) ($)	Change in Nonqualified Deferred Compensation Earnings ($)	All Other Compensation (9) ($)	Total ($)
Paul T. McDermott (1)	2015	$500,000	$1,198,850	$652,125	$—	$113,648	$2,464,623
President and Chief	2014	500,000	1,093,150	706,250	—	113,166	2,412,566
Executive Officer	2013	126,923	537,810	—	—	30,541	695,274

Thomas Q. Bakke (2)	2015	350,000	595,210	375,331	—	68,607	1,389,148
Executive Vice President,	2014	244,102	582,088	378,000	—	37,059	1,241,249
Chief Operating Officer

Stephen E. Riffee (3)	2015	347,179	364,392	394,625	—	68,981	1,175,177
Executive Vice President,
Chief Financial Officer

Thomas C. Morey	2015	288,000	367,229	217,800	—	35,882	908,911
Senior Vice President, General	2014	288,000	402,440	219,600	—	35,732	945,772
Counsel and Corporate Secretary

William T. Camp (4)	2015	80,335	595,210	60,277	—	17,642	753,464
Executive Vice President,	2014	350,000	629,094	378,000	—	78,269	1,435,363
Chief Financial Officer	2013	350,000	220,654	199,500	—	70,619	840,773

Laura M. Franklin (5)	2015	386,045	595,210	360,675	—	63,453	1,405,383
Executive Vice President,	2014	350,000	629,094	378,000	—	60,853	1,417,947
Accounting and Administration	2013	350,000	220,262	199,500	—	60,703	830,465
(1)    Mr. McDermott became President and Chief Executive Officer on October 1, 2013.

(2)	Mr. Bakke became Executive Vice President and Chief Operating Officer on April 21, 2014.

(3)	Mr. Riffee became Executive Vice President and Chief Financial Officer-elect on February 17, 2015 and became Chief Financial Officer on March 4, 2015.

(4)	Mr. Camp resigned on March 2, 2015. The amount in column (g) for 2015 was calculated pursuant to Mr. Camp’s separation agreement.

(5)	Ms. Franklin resigned as an executive officer on August 5, 2015 and retired on December 31, 2015. The amount in column (g) for 2015 was calculated pursuant to Ms. Franklin’s separation agreement.

(6)	Column (e) represents the total grant date fair value of all equity awards computed in accordance with FASB ASC Topic 718.

(7)
No common share awards granted to the NEOs listed above were forfeited during 2015, 2014 or 2013. The performance-based STIP award for 2013 was granted in 2014. For an alternative view that we believe more accurately reflects incentive compensation received for a given year, please refer to the Total Direct Compensation Table on page 52.

(8)
The NEOs non-equity incentive plan compensation for 2015, 2014 and 2013, which is reported in this table, was determined by the Compensation Committee at its February 17, 2016, February 18, 2015 and January 26, 2014 meetings, respectively. For 2015, 2014 and 2013, the cash award was paid in February of 2016, 2015 and 2014, respectively. The payments were recorded as expenses for the year to which they relate.

(9)
For 2015, the amounts shown in column (i) include the life insurance premiums paid by us for group term life insurance, our match for each individual who made 401(k) contributions of $7,950, auto allowances, SERP contributions, executive physical expenses and membership dues. The table below shows the components of “All Other Compensation” for 2015:

Name	Life Insurance ($)	401(k) Company Match ($)	Auto Allowances ($)	SERP Contributions ($)	Executive Physical Expenses ($)	Membership Dues ($)	Total ($)
Mr. McDermott	$5,106	$7,950	$14,000	$84,996	$—	$1,596	$113,648
Mr. Bakke	5,261	7,950	10,000	43,860	—	1,536	68,607
Mr. Riffee	4,906	7,950	5,295	50,830	—	—	68,981
Mr. Morey	572	7,950	—	27,360	—	—	35,882
Mr. Camp	2,717	2,410	1,023	9,042	2,450	—	17,642
Ms. Franklin	1,549	7,950	6,000	45,504	2,450	—	63,453

Total Direct Compensation Table
The SEC's calculation of total compensation, as shown in the 2015 Summary Compensation Table set forth on page 50, includes several items that are driven by accounting and actuarial assumptions, which are not necessarily reflective of compensation actually realized by the NEOs in a particular year. To supplement the SEC-required disclosure, we have included the additional table below, which shows the equity incentive compensation awards that were actually received with respect to the applicable year, not the year the award was made.

(a)	(b)	(c)	(e)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Stock Awards (1) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Direct Compensation ($)
Paul T. McDermott	2015	$500,000	$1,356,263	$652,125	$—	$113,648	$2,622,036
President and Chief Executive	2014	500,000	1,065,550	706,250	—	113,166	2,384,966
Officer	2013	126,923	537,810	—	—	30,541	695,274

Thomas Q. Bakke	2015	350,000	686,132	375,331	—	68,607	1,480,070
Executive Vice President,	2014	244,102	536,652	378,000	—	37,059	1,195,813
Chief Operating Officer

Stephen E. Riffee	2015	347,179	544,617	394,625	—	68,981	1,355,402
Executive Vice President,
Chief Financial Officer

Thomas C. Morey	2015	288,000	429,614	217,800	—	35,882	971,296
Senior Vice President, General	2014	288,000	327,878	219,600	—	35,732	871,210
Counsel and Corporate Secretary

William T. Camp	2015	80,335	431,510	60,277	—	17,642	589,764
Executive Vice President, Chief	2014	350,000	536,652	378,000	—	78,269	1,342,921
Financial Officer	2013	350,000	505,506	199,500	—	70,619	1,125,625

Laura M. Franklin	2015	386,045	1,033,003	360,675	—	63,453	1,843,176
Executive Vice President,	2014	350,000	536,652	378,000	—	60,853	1,325,505
Accounting and Administration	2013	350,000	505,506	199,500	—	60,703	1,115,709

(1)
These amounts differ substantially from the amounts reported as Stock Awards in column (e) in the Summary Compensation Table required under SEC rules and are not a substitute for the amounts reported in the Summary Compensation Table. Total Direct Compensation in this table represents: (1) total compensation, as determined under applicable SEC rules and as set forth in column (j) in the Summary Compensation Table on page 50, minus (2) the aggregate fair value of equity awards as reflected in the Stock Awards column (e) in the Summary Compensation Table, plus (3) incentive compensation awards that were actually received with respect to the applicable performance year.

Grants of Plan-Based Awards
The following table presents information regarding grants made to the NEOs during 2015 under Washington REIT's STIP and LTIP.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(l)
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Paul T. McDermott	1/1/2015				$400,000	$750,000	$1,350,000			$492,600	(2)
	2/18/2015				—	—	—	25,187	(3)	706,250
	2/18/2015	290,000	565,000	975,000

Thomas Q. Bakke	1/1/2015				175,000	332,500	595,000			217,210	(2)
	2/18/2015				—	—	—	13,481	(3)	378,000
	2/18/2015	168,000	325,500	560,000

Stephen E. Riffee	2/17/2015				176,000	380,000	596,000			214,400	(2)
	2/17/2015				—	—	—	5,287	(4)	149,992
	2/18/2015	168,000	350,000	560,000

Thomas C. Morey	1/1/2015				115,200	230,400	403,200			147,629	(2)
	2/18/2015				—	—	—	7,832	(3)	219,600
	2/18/2015	100,800	187,200	331,200

William T. Camp	1/1/2015				175,000	332,500	595,000			217,210	(2)
	2/18/2015				—	—	—	13,481	(3)	378,000
	2/18/2015	168,000	325,500	560,000

Laura M. Franklin	1/1/2015				175,000	332,500	595,000			217,210	(2)
	2/18/2015				—	—	—	13,481	(3)	378,000
	2/18/2015	168,000	325,500	560,000

(1)
The amounts shown in columns (c), (d) and (e) reflect the threshold, target and maximum payment levels for 2015 under the 50% cash STIP component which were established on February 18, 2015. The actual cash bonuses received by each of the named executive officers for performance in 2015, paid in 2016, are set out in column (g) of the Summary Compensation Table.

(2)
Amounts represent LTIP awards based on achievement of performance objectives over a three-year performance period (commencing January 1, 2015 and concluding December 31, 2017). For performance below threshold levels, no incentives will be paid pursuant to the program, and the maximum award will only be paid if actual performance meets or exceeds the high level of performance. The award will be paid out in a number of unrestricted shares and restricted shares that vest over a one-year period commencing on January 1 following the end of the performance period, with the total number of restricted and unrestricted shares issued determined by dividing the dollar amount payable by the closing price per share on January 1 or if such January 1 is not a trading day, the first trading day following such January 1.

(3)
Amounts represent performance-based restricted share awards pursuant to the STIP for the performance period commencing January 1, 2014 and concluding December 31, 2014 that vest over three years, with one-third vesting on December 31, 2015, 2016 and 2017.

(4)	Amount represents a service-based restricted share award that vests over three years, with one-third vesting on each anniversary date of the grant pursuant to Mr. Riffee's employment letter.
For unvested and vested restricted shares, an amount equal to the dividends granted on the shares is paid at the same time dividends on common shares are paid.
Outstanding Equity Awards at Fiscal Year-End
The following table presents information regarding the outstanding equity awards held by each of the NEOs as of December 31, 2015, including the vesting dates for the portion of these awards that had not vested as of that date.

(a)	(g)	(h)	(i)	(j)
		Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Paul T. McDermott (1)	40,099	$1,085,079	—	—

Thomas Q. Bakke (2)	18,953	512,868	—	—

Stephen E. Riffee (3)	5,287	143,066	—	—

Thomas C. Morey (4)	11,198	303,018	—	—

(1)
Mr. McDermott's share awards listed in column (g) vest according to the following schedule: 7,000 shares will vest on October 1, 2016; 24,704 shares will vest on December 31, 2016; and 8,395 shares will vest on December 31, 2017.

(2)
Mr. Bakke's share awards listed in column (g) vest according to the following schedule: 1,384 shares will vest on April 21, 2016; 11,693 shares will vest on December 31, 2016; 1,383 shares will vest on April 21, 2017; and 4,493 shares will vest on December 31, 2017.

(3)	Mr. Riffee's share awards listed in column (g) vest according to the following schedule: 1,763 shares vested on February 17, 2016 and 1,762 shares will vest on February 17, 2017 and 2018.

(4)	Mr. Morey's share awards listed in column (g) vest according to the following schedule: 8,588 shares will vest on December 31, 2016; and 2,610 shares will vest on December 31, 2017.

2015 Option Exercises and Stock Vested
The following table sets forth the value realized by our NEOs in 2015 upon the vesting of common share awards in 2015. None of our NEOs had outstanding options or exercises of options in 2015.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Paul T. McDermott	40,192	$1,073,736
Thomas Q. Bakke	16,824	454,275
Stephen E. Riffee	—	—
Thomas C. Morey	12,793	346,179
William T. Camp	54,355	1,528,429
Laura M. Franklin	53,280	1,441,757
Non-Qualified Deferred Compensation
The following table presents information regarding the contributions to and earnings on the NEOs' deferred compensation balances during 2015 and also shows the total deferred amounts for the NEOs as of December 31, 2015.

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in Last FY ($)(1)	Registrant Contribution in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Paul T. McDermott	$—	$—	$—	$—	$—
Thomas Q. Bakke	—	—	—	—	—
Stephen E. Riffee	—	—	—	—	—
Thomas C. Morey	—	—	—	—	—
William T. Camp	—	5,574	1,416	—	31,970
Laura M. Franklin	—	5,168	2,656	(15,201)	63,760

(1)	The amounts reflected in this column are reported as compensation for the last completed fiscal year in the Summary Compensation Table.

(2)	The amounts reflected in this column were reported as compensation in prior fiscal years and are included in this table due to vesting during the last completed fiscal year.

(3)
The amounts reflected in this column are not included in the Summary Compensation Table because they do not constitute “above-market” or “preferential” earnings, as those terms are defined in SEC Regulation S-K 402(c)(2)(viii)(B).

(4)
The amounts reflected in this column include contributions reported as compensation for the last fiscal year, as set forth in columns (b) and (c), amounts reported as compensation in prior fiscal years and earnings (which were not required to be reported as compensation), less aggregate withdrawals/distributions currently and previously reported in this table.

Supplemental Executive Retirement Plan
The following table presents information regarding the contributions to and earnings on the NEOs' SERP balances during 2015 as of December 31, 2015.

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in Last FY ($)	Registrant Contribution in Last FY ($) (1)	Aggregate Earnings in Last FY ($) (2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Paul T. McDermott	$—	$84,996	$75	$—	$197,604
Thomas Q. Bakke	—	43,860	(1,042)	—	72,403
Stephen E. Riffee	—	50,830	(992)	—	49,838
Thomas C. Morey	—	27,360	2,675	—	282,530
William T. Camp	—	9,042	(17,015)	(472,307)	—
Laura M. Franklin	—	45,504	(4,986)	—	634,798

(1)	The amounts reflected in this column are reported as compensation for the last completed fiscal year in the Summary Compensation Table.

(2)
The amounts reflected in this column are not included in the Summary Compensation Table because they do not constitute “above-market” or “preferential” earnings, as those terms are defined in SEC Regulation S-K 402(c)(2)(viii)(B).

Potential Payments upon Change in Control
Washington REIT has entered into change in control agreements with the NEOs which entitle them to continuation of compensation and other benefits if Washington REIT is subject to a change in control, the NEO's employment with Washington REIT or its successor is terminated by Washington REIT or its successor, other than for “cause,” or by the NEO for “good reason” and such termination occurs within 24 or 36 months of the change in control. The formula to calculate the change in control benefit is similar for each of the NEO's, with the variable being whether the benefit will be paid for 24 or 36 months. The formula is as follows:

1.	Continuation of base salary at the rate in effect as of the termination date for a period of 24 or 36 months from the date of termination.

2.
Payment of an annual bonus for each calendar year or partial calendar in which the NEO receives salary continuation as described above, in an amount equal to the average annual short-term incentive plan compensation received during the three years prior to the involuntary termination.

3.
Payment of the full cost of COBRA continuation coverage for the period of time in which salary continuation pursuant to the change in control agreement is paid, up to a maximum of 18 months or until the NEO obtains other comparable coverage, whichever is sooner.

4.
Immediate vesting in all unvested common share grants and restricted share units granted to the NEO under Washington REIT's long-term incentive plan and immediate vesting in the SERP and deferred compensation plans.

The following table lists the estimated amounts each of the NEO's would have become entitled to under their change in control agreements had their employment with Washington REIT terminated on December 31, 2015, under the circumstances described above.

Name	2015 Base Salary ($)	Average 3 Year Bonus ($)	Annual Change in Control Benefit Amount ($)	Change in Control Benefit Formula (# of months)	Vesting of all unvested Share Grants, SERP and Deferred Compensation ($)	Total Change in Control Benefit Amount (1)(2) ($)
Paul T. McDermott	$500,000	$1,358,375	$1,858,375	36	$2,771,641	$8,346,766
Thomas Q. Bakke	350,000	753,331	1,103,331	24	1,243,131	3,449,793
Stephen E. Riffee	400,000	789,250	1,189,250	24	377,237	2,755,737
Thomas C. Morey	288,000	370,267	658,267	24	1,035,567	2,352,101
William T. Camp	—	—	—	—	—	—
Laura M. Franklin	—	—	—	—	—	—

(1)	The cost of COBRA continuation benefits has not been included in the total change in control benefit amount, as the value would not be material.

(2)
If the NEO is subject to an excise tax pursuant to Section 4999 of the Internal Revenue Code, the NEO will not receive a tax gross-up payment. Each of our change of control agreements was amended effective November 5, 2012 to eliminate the executive's right to receive a tax “gross-up” payment based on Section 4999 of the Internal Revenue Code. As a result, we no longer have the obligation to provide tax “gross-up” payments to our executives with respect to amounts owed under Section 4999 of the Internal Revenue Code.

PROPOSAL 3: WASHINGTON REAL ESTATE INVESTMENT TRUST 2016 OMNIBUS INCENTIVE PLAN AND TERMS AND CONDITIONS RELATING TO PERFORMANCE-BASED COMPENSATION
Description of Proposal
Introduction
We are asking our shareholders to consider and to approve adoption of the Washington Real Estate Investment Trust 2016 Omnibus Incentive Plan (the “Plan”). Upon recommendation of the Compensation Committee, on February 10, 2016, the Board and Compensation Committee jointly adopted and approved the Plan, subject to and effective upon approval by the shareholders at this Annual Meeting.
We are also asking that our shareholders approve the material terms and conditions for performance-based compensation intended to qualify under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”) included in the Plan. The material terms and conditions of performance-based compensation are (i) eligibility for awards, (ii) the maximum amount of performance-based compensation that may be paid under the Plan during a specified period to any eligible person, and (iii) the performance measures that may be used under the Plan to establish performance goals as a condition to the payment of the performance-based awards, each as described further below under “Material Terms and Conditions Related to Performance-Based Compensation” below (together, the “Performance Terms”).
The purpose of the Plan is to (i) provide incentives to eligible persons to stimulate their efforts towards the success of Washington REIT and to operate and manage its business in a manner that will provide for the long-term growth and profitability of Washington REIT and (ii) provide a means of recruiting, rewarding, and retaining key personnel. To this end, the Plan provides for the grant of options, share appreciation rights, restricted shares, restricted share units (including deferred share units), unrestricted shares, dividend equivalent rights, performance shares and other performance-based awards, long term incentive units (“LTIP units”), other equity-based awards, and cash bonus awards.
If the shareholders approve the Plan, the Plan will become effective on the date of the Annual Meeting, which is scheduled for May 12, 2016. If the shareholders approve the Performance Terms, compensation paid to Washington REIT’s covered employees upon achievement of performance goals based on one or more of the performance measures set forth in the Plan, subject to Washington REIT’s satisfaction of the other requirements of Section 162(m) of the Code, may be fully deductible by Washington REIT under Section 162(m) of the Code until such time as Washington REIT is required to obtain shareholder approval of such terms and conditions at our annual meeting of shareholders in 2021.
Material Terms and Conditions Relating to Performance-Based Compensation
General
Shareholder approval of this proposal is intended to permit, but not require, the awards paid to Washington REIT’s covered employees under the Plan to constitute “qualified performance-based compensation” for purposes of Section 162(m) of the Code and to enable Washington REIT to deduct such compensation for U.S. federal income tax purposes if the requirements of Section 162(m) in addition to shareholder approval are satisfied.

Shareholder approval of this proposal will constitute approval of the Section 162(m) performance-based compensation terms and conditions described below, which we refer to as Performance Terms and which consist of provisions relating to (i) eligibility for awards, (ii) the maximum amount of performance-based compensation that may be paid under the Plan during a specified period to any eligible person, and (iii) the performance measures that may be used under the Plan to establish performance goals as a condition to the payment of the performance-based awards. We are asking our shareholders to approve the Performance Terms at the Annual Meeting so that Washington REIT will not be required to seek approval of performance measures again until 2021. Even if this proposal is approved, Washington REIT may exercise its discretion to award compensation under the Plan that would not qualify as “qualified performance-based compensation” under Section 162(m) of the Code.
Section 162(m) of the Internal Revenue Code
Section 162(m) of the Code limits publicly-held companies, such as Washington REIT, to an annual deduction for U.S. federal income tax purposes of $1 million for compensation paid to each of their covered employees. For this purpose, “covered employees” include Washington REIT’s Chief Executive Officer and other three highest compensated executive officers (other than the chief financial officer). However, performance-based compensation is excluded from the $1 million limitation. The Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Code, but it is not required under the Plan that awards qualify for this exception.
To qualify as performance-based:

•	The compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

•	The performance goal under which compensation is paid must be established by a committee comprised solely of two or more trustees who qualify as outside trustees for purposes of the exception;

•	The material terms of the performance goal under which the compensation is to be paid must be disclosed to and subsequently approved by shareholders of Washington REIT before payment is made; and

•
The committee comprised solely of two or more outside trustees must certify in writing, before payment of the compensation, that the performance goals and any other material terms were in fact satisfied.

Under the Code, a trustee is an “outside trustee” of Washington REIT if he or she is not a current employee of Washington REIT; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of Washington REIT; and does not receive, directly or indirectly (including amounts paid to an entity that employs the trustee or in which the trustee has at least a five percent ownership interest), remuneration from Washington REIT in any capacity other than as a trustee.
In the case of compensation attributable to options or share appreciation rights, the performance goal requirement (summarized in the first bullet above) is deemed satisfied, and the certification requirement (summarized in the fourth bullet above) is inapplicable, if (i) the grant or award is made by the Compensation Committee; (ii) the plan under which the option or share appreciation right is granted states the maximum number of shares with respect to which such awards may be granted during a specified period to an employee; and (iii) under the terms of the option or share appreciation right, the amount of compensation is based solely on an increase in the value of the common shares after the date of grant.

Eligibility
All of our employees and the employees of our subsidiaries and affiliates are eligible to receive awards under the Plan. In addition, our non-employee trustees and consultants and advisors who perform services for us and our subsidiaries and affiliates may receive awards under the Plan, other than incentive share options.
Award Limitations
The Plan contains limitations on the maximum number of shares available for issuance with respect to specified types of awards. Subject to adjustments for changes in Washington REIT’s capitalization:

•	The maximum number of common shares subject to options or share appreciation rights that may be granted under the Plan to any person in a calendar year is 50,000 shares;

•
The maximum number of shares subject to awards other than options or share appreciation rights that are share-denominated and are either share- or cash-settled that may be granted under the Plan to any person in a calendar year is 350,000 shares; and

•
The maximum amount that may be paid as a cash-denominated performance-based award that is intended to qualify as “performance-based compensation” (whether or not cash-settled) in a calendar year to any person is $500,000, and the maximum amount that may be paid as a cash-denominated performance-based award (whether or not cash-settled) in respect of a performance period in excess of twelve months to any person is $2,000,000.

Performance Measures
The performance goals for performance-based awards under the Plan must be established in writing by the Compensation Committee before the 90th day after the beginning of any performance period applicable to such award and while the outcome is substantially uncertain, or at such other date as may be required or permitted for performance-based compensation under Section 162(m) of the Code. Under the Plan, the performance goals upon which the payment or vesting of a performance-based award to a covered employee that is intended to qualify as performance-based compensation under Section 162(m) of the Code will be limited to the following performance measures, with or without adjustment (including pro forma adjustments):

a)	net earnings or net income;

b)	operating earnings or net operating income;

c)	pretax earnings;

d)	earnings per share;

e)	share price, including growth measures and total shareholder return (both absolute and relative);

f)	earnings before interest and taxes;

g)	earnings before interest, taxes, depreciation, and/or amortization;

h)
(A) earnings before interest, taxes, depreciation, and/or amortization, (B) funds from operations, or (C) funds or cash available for distribution, in any case, as adjusted to exclude any one or more of the following: (i) share-

based compensation expense, (ii) income from discontinued operations, (iii) gain on cancellation of debt, (iv) debt extinguishment and related costs, (v) restructuring, separation, and/or integration charges and costs, (vi) reorganization and/or recapitalization charges and costs, (vii) impairment charges, (viii) merger-related events, (ix) gain or loss related to investments, (x) sales and use tax settlements; and (xi) gain on non-monetary transactions;

i)	sales or revenue growth or targets, whether in general or by type of product, service, or customer;

j)	gross or operating margins;

k)	return measures, including return on assets, capital, investment, equity, sales, or revenue;

l)
cash flow, including (i) operating cash flow, (ii) free cash flow, defined as earnings before interest, taxes, depreciation, and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the performance measures specified in clause (h) above) less capital expenditures, (iii) levered free cash flow, defined as free cash flow less interest expense, (iv) cash flow return on equity, and (v) cash flow return on investment;

m)	productivity ratios;

n)	costs, reductions in cost, and cost control measures;

o)	expense targets;

p)	market or market segment share or penetration;

q)	financial ratios as provided in credit agreements of Washington REIT and its subsidiaries;

r)	working capital targets;

s)	completion of acquisitions of assets, businesses or companies;

t)	completion of divestitures and asset sales;

u)	regulatory achievements or compliance;

v)	customer satisfaction measurements;

w)	execution of contractual arrangements or satisfaction of contractual requirements or milestones;

x)	product development achievements; and

y)	any combination of any of the foregoing business criteria.
Under the Plan, the Compensation Committee may provide in any performance-based award that any evaluation of performance may include or exclude any of the following events that occur during a performance period:

•	asset write-downs;

•	litigation or claims, judgments, or settlements;

•	the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results;

•	any reorganization or restructuring events or programs;

•
extraordinary, non-core, non-operating, or non-recurring items and items that are either of an unusual nature or of a type that indicates infrequency of occurrence as a separate component of income from continuing operations;

•	acquisitions or divestitures and related expenses;

•	foreign exchange gains and losses;

•	impact of shares purchased through share repurchase programs;

•	tax valuation allowance reversals;

•	impairment expense; and

•	environmental expense.
Performance under any of the foregoing performance measures may be used to measure the performance of (i) Washington REIT and our subsidiaries and other affiliates as a whole; (ii) Washington REIT, any subsidiary, and/or any other affiliate or any combination thereof; or (iii) any one or more business units or operating segments of Washington REIT, any subsidiary, and/or any other affiliate, as the Compensation Committee deems appropriate. In addition, performance under any of the performance measures may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Compensation Committee. The Compensation Committee may select performance under the performance measure of share price for comparison to performance under one or more stock market indices designated or approved by the Compensation Committee. The Compensation Committee has the authority to provide for accelerated vesting of any performance-based award based on the achievement of performance goals pursuant to the performance measures. The Compensation Committee has the discretion to adjust awards that are intended to qualify as performance-based compensation, either on a formula or discretionary basis, or on any combination thereof, as the Compensation Committee determines in a manner consistent with the requirements of Section 162(m) of the Code.
Material Terms of the Plan
A summary of the material terms of the Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the Plan, a copy of which is attached as Annex A to this proxy statement and which is incorporated by reference into this proposal. We encourage shareholders to read and refer to the complete plan document in Annex A for a more complete description of the Plan.
Effective Date; Amendment, Suspension, and Termination
If approved by our shareholders at the Annual Meeting, the Plan will become effective as of the date of the Annual Meeting (the “Effective Date”), and unless terminated sooner in accordance with the terms of the Plan or extended with shareholder approval, the Plan will terminate on the tenth anniversary of the Annual Meeting, or May 12, 2026. Our Board may amend, suspend, or terminate the Plan at any time; provided that no amendment, suspension, or termination may impair the rights or obligations under outstanding awards, without the consent of the grantee. Our shareholders must approve any amendment to the Plan to the extent determined by the Board or if such approval is required under applicable law or NYSE regulations. Our shareholders also must approve any amendment that changes the no re-pricing, option pricing, and share appreciation right pricing provisions of the Plan.
Administration of the Plan
The Plan will be administered by our Compensation Committee. Each member of our Compensation Committee is both a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code, and, for so long as our common shares are listed on the NYSE, an “independent director” within the meaning of the NYSE listing requirements. The Compensation Committee will determine all terms of awards granted under the Plan, including, without limitation, the type of award and its terms and conditions and the number of common shares subject to the award, if the award is equity-based. The Compensation Committee will also interpret the provisions of the Plan. The Board may also appoint one or more committees of the Board to administer the Plan with respect to grantees who are not officers or trustees of Washington REIT, grant awards under the Plan to such grantees, and determine all the terms of such awards excluding performance-based awards intending to constitute “qualified performance-based compensation” for purposes of Section 162(m) of the Code and subject, if applicable, to the requirements of Rule 16b-3 of the Exchange Act and the rules of any stock exchange or securities market on which our common shares are listed or publicly traded
Eligibility
All of our employees and the employees of our subsidiaries and affiliates are eligible to receive awards under the Plan. In addition, our non-employee trustees and consultants and advisors who perform services for us and our subsidiaries and affiliates may receive awards under the Plan, other than incentive share options. As of March 15, 2016, there were four named executive officers, eight non-employee trustees, and sixty-one employees of Washington REIT and its subsidiaries who were eligible to participate in the Plan.
Share Authorization and Limits
The maximum number of common shares that may be issued under the Plan, consisting of authorized but unissued shares or issued shares that have been reacquired by Washington REIT, will be 2,400,000 common shares. The maximum number of common shares available for issuance pursuant to incentive share options granted under the Plan will be the same as the number of common shares available for issuance under the Plan.
Common shares that are subject to awards, including shares acquired through dividend reinvestment, will be counted against the Plan’s share limit as of the date of grant as one share for every one share subject to the award. The number of shares subject to any share appreciation rights awarded under the Plan will be counted against the Plan’s share limit as one share for every one share subject to an award, regardless of the number of shares actually issued to settle the share appreciation right upon exercise, and the target number of shares issuable under a performance-based award shall be counted against the Plan’s share limit as of the date of grant but such number will be adjusted to equal the actual number of shares issued upon settlement of the performance-based award to the extent different from such target number of shares. If any awards terminate, expire, or are forfeited without delivery of any common shares or are settled in cash in lieu of common shares, the shares subject to such awards will again be available for purposes of the Plan. However, the number of common shares available for issuance under the Plan will not be increased by the number of common shares (i) tendered, withheld, or subject to an award surrendered in connection with the exercise of an option, (ii) deducted or delivered from payment of an award payment in connection with Washington REIT’s tax withholding obligations, (iii) purchased by Washington REIT with proceeds from option exercises, or (iv) not issued upon the net settlement or net exercise of a share-settled share appreciation right.
The maximum number of common shares subject to options or share appreciation rights that may be granted under the Plan to any person in a calendar year is 50,000 shares. The maximum number of shares subject to awards other than options or share appreciation rights that are share-denominated and either share- or cash-settled that may be granted under the Plan to any person in a calendar year is 350,000 shares. The maximum amount that may be paid as a cash-denominated performance-based award that is intended to qualify as “performance-based compensation” (whether or not cash-settled) in respect of a performance period of twelve months or less in a calendar year to any person is $500,000, and the maximum amount that may be paid as a cash-denominated performance-based award (whether or not cash-settled) in respect of a performance period in excess of twelve months to any person is $2,000,000.
The number and kinds of common shares for which awards may be made under the Plan, including the limits described above, will be adjusted proportionately and accordingly by the Compensation Committee if the number of outstanding common shares is increased or decreased or the common shares are changed into or exchanged for a different number of shares or kind of capital stock or other securities of Washington REIT on account of any recapitalization, reclassification, share split, reverse share split, spin-off, combination of shares, exchange of shares, share dividend, or other distribution payable in capital stock, or other increase or decrease in common shares effected without receipt of consideration by Washington REIT.
Fair Market Value Determination
For so long as our common shares remain listed on the NYSE (or listed on any other established securities exchange or traded on any other securities market), the fair market value of a share will be the closing price for a share as quoted on such exchange or market for such date. If there is no reported closing price on such date, the fair market value of a share will be the closing price of the common shares on the next preceding date for which such quotation exists. If our common shares are not listed on an established securities exchange or traded on an established securities market, the Compensation Committee will determine the fair market value by reasonable application of a reasonable valuation method, in a manner consistent with Section 409A of the Code. On March 15, 2016, the closing price of our common shares as reported on the NYSE was $27.59 per share.
Options
The Plan authorizes our Compensation Committee to grant incentive share options (as defined in Section 422 of the Code) and options that do not qualify as incentive share options (“nonqualified share options”). To the extent that the aggregate fair market value of common shares determined on the date of grant with respect to which incentive share options are exercisable for the first time during any calendar year exceeds $100,000, the option will be treated as a nonqualified share option. The exercise price of each option will be determined by the Compensation Committee, provided that the exercise price will be equal to or greater than 100% of the fair market value of the common shares on the date of grant. If we were to grant incentive share options to any 10 percent shareholder, the exercise price may not be less than 110% of the fair market value of our common shares on the date of grant.
The term of an option cannot exceed 10 years from the date of grant. If we were to grant incentive share options to any 10 percent shareholder, the term cannot exceed five years from the date of grant. The Compensation Committee determines at what time or times each option vests or may be exercised and the period of time, if any, after termination of employment or service during which options may be exercised, provided that no option shall be granted to grantees who are entitled to overtime that will vest or be exercisable within a six month period from the date of grant. Options may be made exercisable in installments. The vesting and exercisability of options may be accelerated by the Compensation Committee. Awards of options are nontransferable, except (i) for transfers by will or the laws of descent and distribution or (ii) if authorized in the applicable award agreement, for transfers of nonqualified share options, not for value, to family members pursuant to the terms and conditions of the Plan.
Share Appreciation Rights
The Plan authorizes our Compensation Committee to grant share appreciation rights that provide the grantee with the right to receive, upon exercise of the share appreciation right, the excess of the fair market value of our common shares on the date of exercise over the share appreciation right’s exercise price, which must be equal to or greater than 100% of the fair market value of our common shares on the date of grant. Share appreciation rights will become exercisable in accordance with terms determined by our Compensation Committee. Share appreciation rights may be granted in tandem with an option grant or independently from an option grant. The term of a share appreciation right cannot exceed 10 years from the date of grant. Awards of share appreciation rights are nontransferable, except (i) for transfers by will or the laws of descent and distribution or (ii) if authorized in the applicable award agreement, not for value, to family members pursuant to the terms and conditions of the Plan.
Restricted Shares and Restricted Share Units
The Plan also authorizes the Compensation Committee to grant restricted shares and restricted share units (including deferred share units). Subject to the provisions of the Plan, the Compensation Committee will determine the terms and conditions of each award of restricted shares and restricted share units, including the restricted period for all or a portion of the award, the restrictions applicable to the award, and the purchase price (if any) for the common shares subject to the award. Restricted shares and restricted share units may vest solely by the passage of time and/or pursuant to achievement of performance goals. During the period, if any, when restricted shares and restricted share units are non-transferable or forfeitable or prior to the satisfaction of any other restrictions prescribed by the Compensation Committee, a grantee is prohibited from selling, transferring, assigning, pledging, or otherwise encumbering or disposing of his or her restricted shares or restricted share units.
A grantee of restricted shares will have all the rights of a shareholder, including the right to vote the shares and receive dividends or distributions on the shares, except to the extent limited by the Compensation Committee or the Plan. The Compensation Committee may provide that any cash dividend payments or distributions paid on restricted shares either shall be reinvested in common shares, which may or may not be subject to the same vesting conditions and restrictions as applicable to such underlying restricted shares, or that any dividend payments or distributions declared or paid on restricted shares shall only be paid upon satisfaction of the vesting conditions applicable to the restricted shares. Grantees of restricted share units will have no voting or dividend rights or other rights associated with share ownership.
Dividend Equivalent Rights
The Plan authorizes our Compensation Committee to grant dividend equivalent rights, which are rights entitling the grantee to receive, or to receive credits for the future payment of cash, shares, other awards, or other property equal in value to dividends, distributions or other periodic payments that would be paid if the grantee had held a specified number of common shares underlying the right. The Compensation Committee may grant dividend equivalent rights to a grantee in connection with an award under the Plan, or without regard to any other award, except that no dividend equivalent rights may be granted in connection with, or related to, an option or share appreciation right.

Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional common shares or awards, which may thereafter accrue additional dividend equivalent rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment will be at the fair market value of the common shares on the reinvestment date. Dividend equivalent rights may be settled in cash, common shares, or a combination of the foregoing, in a single installment or in multiple installments, as determined by the Compensation Committee.
A dividend equivalent right granted as a component of another award may provide that the dividend equivalent right will be settled upon exercise, settlement, or payment of, or lapse of restrictions on, the other award, and that the dividend equivalent right will expire or be forfeited or annulled under the same conditions as the other award. A dividend equivalent right granted as a component of another award also may contain terms and conditions that are different from the terms and conditions of the other award, except that dividend equivalent rights credited as a component of another award that vests or is earned based upon the achievement of performance goals may not vest unless the performance goals for the underlying award are achieved, and if such performance goals are not achieved, the grantee of such dividend equivalent right will promptly forfeit, and to the extent already paid or distributed, repay to Washington REIT payments or distributions made in connection with such dividend equivalent rights.
Performance-Based Awards
The Plan authorizes the Compensation Committee to grant performance-based awards, ultimately payable in common shares, cash, or other awards in such amounts and upon such terms as determined by the Compensation Committee. Each grant of a performance-based award will have an initial cash value or an actual or target number of common shares that is established by the Compensation Committee at the date of grant. The Compensation Committee may set performance goals in its discretion that, depending on the extent to which they are met, will determine the value and/or number of performance-based awards that will be paid out to a grantee. The performance goals generally will be based on one or more of the Performance Measures described above. The Compensation Committee will establish the performance periods for these performance-based awards. As described above, the Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Code, but the Compensation Committee may, in its discretion, grant awards that do not qualify as performance-based.
LTIP Units
LTIP units are intended to be profits interests in WashREIT OP LLC or another entity functioning as the “operating partnership” of Washington REIT (in either case, the “Operating Partnership”), the rights and features of which, if applicable, will be set forth in the limited liability company agreement (or other governing document) and applicable award agreement. LTIP units may be granted for service to the Operating Partnership or, to the extent such LTIP units will qualify as profits interests, any affiliate of the Operating Partnership. LTIP units will vest at the times and under the conditions determined by the Compensation Committee and stated in the award agreement.
Other Equity-Based Awards
Our Compensation Committee may grant other types of equity-based awards under the Plan. Other equity-based awards are payable in cash, common shares or other equity, or a combination of the foregoing, and may be restricted or unrestricted, as determined by our Compensation Committee. Awards of unrestricted shares may be granted or sold to any grantee in respect of service rendered, or if so provided in an award agreement or separate agreement, service to be rendered by the grantee, or other valid consideration, in lieu of or in addition to cash compensation due to such grantee. The terms and conditions that apply to other equity-based awards are determined by the Compensation Committee.
Form of Payments
The exercise price for any option or the purchase price (if any) for restricted shares, vested restricted share units, and/or deferred share units is generally payable (i) in cash or cash equivalents, (ii) to the extent the award agreement provides, by the surrender of common shares (or attestation of ownership of common shares) with an aggregate fair market value, on the date of such surrender, of the exercise price or purchase price, (iii) to the extent permissible by applicable law and to the extent the award agreement provides, the option exercise price may be paid by payment through a broker in accordance with procedures set forth by Washington REIT, or (iv) to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable law, including net exercise for awards of options and service rendered to Washington REIT or our affiliates for awards of restricted shares and restricted share units.
Change in Control.
If Washington REIT experiences a change in control in which awards will not be assumed or continued by the surviving entity: (i) immediately before the change in control, except for performance-based awards, all restricted shares, restricted share units, LTIP units, and dividend equivalent rights will vest, and all common shares and/or cash subject to such awards will be delivered, and (ii) at the Compensation Committee’s discretion, either (a) all options and share appreciation rights will become exercisable fifteen days before the change in control and terminate upon the consummation of the change in control, or (b) all options, share appreciation rights, restricted shares, restricted share units, and dividend equivalent rights will be terminated and cashed out for an amount in cash or other securities having a value equal to the price per share paid to holders of share in the change in control, less, in the case of options and share appreciation rights, the applicable exercise price. Performance-based awards where less than half of the performance period has lapsed will be treated as though target performance has been achieved. If at least half of the performance period has lapsed, actual performance will be determined as of a date reasonably proximal to the date of consummation of a change in control, as determined by the Compensation Committee, and that level of performance will be treated as achieved immediately prior to the occurrence of the change in control. Other equity-based awards will be governed by the terms of the applicable award agreement.
In summary, a change in control occurs under the Plan if:

•	any person acquires beneficial ownership of more than 50% of the total voting power of our then outstanding voting securities, on a fully diluted basis;

•	with certain exceptions, the members of the Board as of the Effective Date (the “Incumbent Board”) cease to constitute at least a majority of the Board;

•
a consolidation or merger other than a transaction in which the shareholders immediately prior to the transaction own, directly or indirectly, at least a majority of the voting power of the voting securities of the surviving person immediately after such transaction;

•
the consummation of a direct or indirect sale, lease, transfer, conveyance, or other disposition (other than by way of reorganization, merger, or consolidation) of all or substantially all of the assets of Washington REIT and its subsidiaries, taken as a whole, to any person; or

•	the consummation of a liquidation, winding up, or dissolution of Washington REIT.
Internal Reorganization
No payments or benefits will become payable under the Plan in the event of any internal reorganization (whether by merger, consolidation, reorganization, combination, contribution, distribution, asset transfer or otherwise) or restructuring involving Washington REIT or any of its affiliates, including any reorganization or restructuring pursuant to a merger or other combination involving Washington REIT in which an affiliate of Washington REIT survives or succeeds as a publicly-traded entity (including, without limitation, by virtue of a triangular merger structure) and/or any such reorganization or restructuring undertaken in connection with implementation of an umbrella partnership REIT or downREIT structure (an “Internal Reorganization”). In connection with any Internal Reorganization, the Compensation Committee shall have the authority to transfer and assign the Plan and all related agreements to a direct or indirect subsidiary of Washington REIT as part of such Internal Reorganization, subject to compliance with applicable law.
No Repricing
Except in connection with certain corporate transactions involving Washington REIT, we may not: (i) amend the terms of outstanding options or share appreciation rights to reduce the exercise price of such outstanding options or share appreciation rights; (ii) cancel outstanding options or share appreciation rights in exchange for or substitution of options or share appreciation rights with an exercise price that is less than the exercise price of the original options or share appreciation rights; or (iii) cancel outstanding options or share appreciation rights with an exercise price above the current fair market value in exchange for cash or other securities, in each case, unless such action (a) is subject to and approved by Washington REIT’s shareholders or (b) would not be deemed to be a repricing under the rules of the NYSE or any established stock exchange or securities market on which our common shares are listed or publicly traded.
Summary of U.S. Federal Income Tax Consequences
The U.S. federal income tax consequences of awards under the Plan for participants and Washington REIT will depend on the type of award granted. The following summary description of U.S. federal income tax consequences is intended only for the general information of shareholders. A participant in the Plan should not rely on this description and instead should consult his or her own tax advisor.
Incentive Share Options
The grant of an incentive share option will not be a taxable event for the grantee or for Washington REIT. A grantee will not recognize taxable income upon exercise of an incentive share option (except that the alternative minimum tax may apply), and any gain (or loss) realized upon a disposition of our common shares received pursuant to the exercise of an incentive share option will be taxed as long-term capital gain (or loss) if the grantee holds the common shares for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive share option, except as discussed below.
For the exercise of an incentive share option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the incentive share option is granted through a date within three months before the date of exercise of the option. If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common shares in an amount generally equal to the excess of the fair market value of the common shares at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.
Nonqualified Options
The grant of a nonqualified option will not be a taxable event for the grantee or Washington REIT. Upon exercising a nonqualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common shares on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a nonqualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the common shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
A grantee who has transferred a nonqualified share option to a family member by gift will realize taxable income at the time the nonqualified share option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the common shares will be the fair market value of the common shares on the date the nonqualified share option is exercised. The transfer of vested nonqualified share options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.
In the event a grantee transfers a nonqualified share option to his or her ex-spouse incident to the grantee’s divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made “incident to divorce” if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such nonqualified share option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the common shares at the time of exercise. Any distribution to the ex-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at this time.
Share Appreciation Rights
There are no immediate U.S. federal income tax consequences of receiving an award of share appreciation rights under the Plan. Upon exercising a share appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common shares on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Restricted Shares
A grantee who is awarded restricted shares will not recognize any taxable income for U.S. federal income tax purposes in the year of the award, provided that the common shares are subject to restrictions (that is, the restricted shares are nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common shares on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such Section 83(b) election, the fair market value of the common shares on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the common shares is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Restricted Share Units
There are no immediate U.S. federal income tax consequences of receiving an award of restricted share units under the Plan. A grantee who is awarded restricted share units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued, or in the case of a cash-settled award, the amount of the cash payment made, to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Dividend Equivalent Rights
Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
LTIP Units
LTIP units that constitute “profits interests” within the meaning of the Code and published Internal Revenue Service guidance will generally have no tax consequences for the grantee on the date of grant or, if not vested on the date of grant, on vesting. The grantee, however, will be required to report on his or her income tax return his or her allocable share of the Operating Partnership’s income, gains, losses, deductions, and credits, regardless of whether the Operating Partnership makes a distribution of cash. Instead, the LTIP units are generally taxed upon a disposition of the units or distributions of money to the extent that such amounts received exceed the basis in the LTIP units. Generally, no deduction is available to Washington REIT upon the grant, vesting, or disposition of the LTIP units.
Section 280G of the Code
To the extent payments which are contingent on a change in control are determined to exceed certain limitations, such payments may be subject to a 20% nondeductible excise tax, and Washington REIT’s deduction with respect to the associated compensation expense may be disallowed in whole or in part. The Plan includes a Section 280G “best after tax” provision, meaning, if any of the payments under the Plan or otherwise would constitute parachute payments within the meaning of Section 280G of the Code and be subject to the excise tax imposed under Section 4999 of the Code, the payments will be reduced by the amount required to avoid the excise tax if such a reduction would give the grantee a better after-tax result than if the grantee received the payments in full. No grantee will receive a gross-up payment for any excise taxes they incur as a result of awards made under the Plan.

New Awards
The awards, if any, that will be made to eligible grantees under the Plan are subject to the discretion of the Compensation Committee, and thus we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible grantees under the Plan. Therefore, no new plan benefits table can be provided at this time.
Registration with the SEC
If the Plan is approved by our shareholders, we intend to file a Registration Statement on Form S-8 relating to the Plan with the SEC pursuant to the Securities Act as soon as is practicable after such approval.
Voting Matters
The affirmative vote of a majority of the votes cast is necessary for approval of the Plan and the Performance Terms. A majority of votes cast means that the number of votes "FOR" a proposal must exceed the number of votes "AGAINST" that proposal. For purposes of the vote on this proposal, abstentions and other shares not voted (whether broker non-votes, if any, or otherwise) will not be counted as votes cast and will have no effect on the result of this vote.
Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO ADOPT THE PLAN AND TO APPROVE THE MATERIAL TERMS AND CONDITIONS RELATING TO PERFORMANCE-BASED COMPENSATION UNDER SECTION 162(M) OF THE CODE.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Description of Proposal
The firm of Ernst & Young LLP served as Washington REIT's independent registered public accounting firm for 2015. The Audit Committee has appointed Ernst & Young LLP as Washington REIT's independent registered public accounting firm for 2016.
If this appointment is not ratified by our shareholders, the Audit Committee may re-consider the appointment. Even if the selection is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Washington REIT.
Representatives of Ernst & Young LLP are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.
Voting Matters
Under our bylaws, ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2016 requires the affirmative vote of a majority of the votes cast. A majority of votes cast means that the number of votes "FOR" a proposal must exceed the number of votes "AGAINST" that proposal. Abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of this vote.
Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS WASHINGTON REIT'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

ACCOUNTING/AUDIT COMMITTEE MATTERS
Principal Accounting Firm Fees
The following table sets forth the aggregate fees billed to Washington REIT for the years ended December 31, 2015 and 2014 by Washington REIT's independent registered public accounting firm, Ernst & Young LLP. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the public accountant's independence.

	2015	2014
Audit Fees (a)(b)	$1,305,315	$1,312,139
Audit-Related Fees (c)	73,000	69,495
Tax Fees (d)	319,585	288,330
All Other Fees	—	—
Total Fees	$1,697,900	$1,669,964

(a)	Includes fees and expenses related to the fiscal year audit and interim reviews, notwithstanding when the fees and expenses were billed or when the services were rendered.

(b)	Audit fees include the annual audit fee and fees for reviews of offering memorandums and other filings, performance of comfort procedures and issuance of comfort and bring down letters.

(c)	Audit-related fees consist of the annual audit fees of certain subsidiaries, notwithstanding when the fees were billed or when the services were rendered.

(d)
Includes fees and expenses for tax services, including tax compliance, tax advice and tax planning, rendered from January through the end of the fiscal year, notwithstanding when the fees and expenses were billed.

Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services provided that the Chairman reports any decisions to the Committee at its next scheduled meeting. All services performed by Ernst & Young LLP for the fiscal year ending December 31, 2015 were preapproved by the Audit Committee or the Chairman of the Audit Committee.
Audit Committee Report
The Board maintains an Audit Committee, currently comprised of five of Washington REIT's independent trustees. The Board and the Audit Committee believe that the Audit Committee's current member composition satisfies Section 303A of the New York Stock Exchange's listed company manual. The Audit Committee oversees Washington REIT's financial process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent registered public accounting firm Ernst & Young LLP is responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles and the effectiveness of Washington REIT's internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board. The members of the Audit Committee of the Board of Washington REIT submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2015 as follows:

1.
In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2015, with management, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements and management's assessment of the effectiveness of Washington REIT's internal controls over financial reporting.

2.
The Audit Committee discussed with Washington REIT's independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of Washington REIT's internal controls and the overall quality of Washington REIT's financial reporting.

3.
The Audit Committee reviewed with the independent registered public accounting firm their judgments as to the quality, and not just the acceptability, of Washington REIT's accounting principles and such other matters as are required to be discussed with the Audit Committee by Public Company Accounting Oversight Board Auditing Standards No. 61, Communications with Audit Committees.

4.
In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm their independence from management and Washington REIT.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in Washington REIT's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and for filing with the SEC.
    SUBMITTED BY THE AUDIT COMMITTEE
William G. Byrnes, Audit Committee Chairman
Benjamin S. Butcher, Audit Committee Member
Edward S. Civera, Audit Committee Member
John P. McDaniel, Audit Committee Member
Thomas H. Nolan, Jr., Audit Committee Member

OTHER MATTERS
Solicitation of Proxies
Solicitation of proxies may be made by mail, personal interview, telephone or other means by officers, trustees and employees of Washington REIT for which they will receive no compensation in addition to their normal compensation. Washington REIT may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of common shares that those companies or persons hold of record. Washington REIT will reimburse these forwarding expenses. The cost of the solicitation of proxies will be paid by Washington REIT.
Washington REIT has also hired MacKenzie Partners, Inc. to assist in distributing and soliciting proxies and will pay approximately $8,000 plus expenses for these services.
Shareholder Proposals for Our 2017 Annual Meeting of Shareholders
The Board will provide for presentation of proposals by shareholders at the 2017 Annual Meeting of Shareholders, provided that these proposals are submitted by eligible shareholders who have complied with the relevant regulations of the SEC and our bylaws regarding shareholder proposals.
Any shareholder proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 intended to be presented at the 2017 Annual Meeting must be received at our executive offices on or before November 23, 2016 to be considered for inclusion in our 2017 proxy statement materials.
Shareholders wishing to submit proposals or trustee nominations to be presented at the 2017 Annual Meeting that are not to be included in our proxy statement materials must deliver notice to us at our executive offices not less than 120 and no more than 150 days before the first anniversary of the date of Proxy Statement for the preceding year's Annual Meeting (i.e., between October 24, 2016 and 5:00 p.m. Eastern Time, on November 23, 2016). Shareholders are advised to review our bylaws, which contain additional requirements with respect to advance notice of shareholder proposals and trustee nominations. Any shareholder desiring a copy of our bylaws will be furnished one without charge upon written request to the Secretary.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that trustees, officers and persons who own more than 10% of the common shares file initial reports of ownership of the common shares and changes in such ownership with the SEC. To Washington REIT's knowledge, based solely on a review of copies of forms submitted to Washington REIT during and with respect to 2015 and on written representations from our trustees and executive officers, all required reports were filed on a timely basis during 2015.
Annual Report
Washington REIT's 2015 Annual Report to Shareholders is being mailed or made available electronically to shareholders concurrently with this Proxy Statement and does not form part of proxy solicitation material.

Shareholders may also request a free copy of our 2015 Annual Report on Form 10-K, including applicable financial statements, schedules and exhibits by sending a written request to: Washington Real Estate Investment Trust, 1775 Eye Street, N.W., Suite 1000, Washington, D.C. 20006, Attention Investor Relations. Alternatively, shareholders can access the 2015 Form 10-K and other financial information on our website at: www.washreit.com.

/s/ Thomas C. Morey
Thomas C. Morey
Corporate Secretary

March 23, 2016

Annex A

WASHINGTON REAL ESTATE INVESTMENT TRUST
2016 OMNIBUS INCENTIVE PLAN

TABLE OF CONTENTS
Page

1.	PURPOSE			1

2.	DEFINITIONS			1

3.	ADMINISTRATION OF THE PLAN			8
	3.1	Committee		8
		3.1.1	Powers and Authorities	8
		3.1.2	Composition of the Committee	9
		3.1.3	Other Committees	9
	3.2	Board		9
	3.3	Terms of Awards		10
		3.3.1	Committee Authority	10
		3.3.2	Forfeiture; Recoupment	10
	3.4	Terms of Awards		11
	3.5	Deferral Arrangement		11
	3.6	Registration; Share Certificates		11

4.	SHARES SUBJECT TO THE PLAN			11
	4.1	Number of Shares Available for Awards		11
	4.2	Adjustments in Authorized Shares		11
	4.3	Share Usage		12

5.	TERM; AMENDMENT AND TERMINATION			12
	5.1	Term		12
	5.2	Amendment, Suspension, and Termination		13

6.	AWARD ELIGIBILITY AND LIMITATIONS			13
	6.1	Eligible Grantees		13
	6.2	Limitation on Shares Subject to Awards and Cash Awards		13
	6.3	Stand-Alone, Additional, Tandem, and Substitute Awards		13

7.	AWARD AGREEMENT			14

8.	TERMS AND CONDITIONS OF OPTIONS			14
	8.1	Option Price		14
	8.2	Vesting and Exercisability		14
	8.3	Term		14
	8.4	Termination of Service		15
	8.5	Limitations on Exercise of Option		15
	8.6	Method of Exercise		15
	8.7	Rights of Holders of Options		15
	8.8	Delivery of Shares		15

A-i

	8.9	Transferability of Options		15
	8.10	Family Transfers		16
	8.11	Limitations on Incentive Share Options		16
	8.12	Notice of Disqualifying Disposition		16

9.	TERMS AND CONDITIONS OF SHARE APPRECIATION RIGHTS			16
	9.1	Right to Payment and SAR Price		16
	9.2	Other Terms		17
	9.3	Term		17
	9.4	Rights of Holders of SARs		17
	9.5	Transferability of SARs		17
	9.6	Family Transfers		17

10.	TERMS AND CONDITIONS OF RESTRICTED SHARES, RESTRICTED SHARE UNITS, AND DEFERRED SHARE UNITS			18
	10.1	Grant of Restricted Shares, Restricted Share Units, and Deferred Share Units		18
	10.2	Restrictions		18
	10.3	Registration; Restricted Share Certificates		18
	10.4	Rights of Holders of Restricted Shares		18
	10.5	Rights of Holders of Restricted Share Units and Deferred Share Units		19
		10.5.1	Voting and Dividend Rights	19
		10.5.2	Creditor’s Rights	19
	10.6	Termination of Service		19
	10.7	Purchase of Restricted Shares and Shares Subject to Restricted Share Units and Deferred Share Units		19
	10.8	Delivery of Shares		20

11.	TERMS AND CONDITIONS OF UNRESTRICTED SHARE AWARDS AND OTHER EQUITY-BASED AWARDS			20
	11.1	Unrestricted Share Awards		20
	11.2	Other Equity-Based Awards		20

12.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS			20
	12.1	Dividend Equivalent Rights		20
	12.2	Termination of Service		21

13.	TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS			21
	13.1	Grant of Performance-Based Awards		21
	13.2	Value of Performance-Based Awards		21
	13.3	Earning of Performance-Based Awards		21
	13.4	Form and Timing of Payment of Performance-Based Awards		21
	13.5	Performance Conditions		22
	13.6	Performance-Based Awards Granted to Designated Covered Employees		22
		13.6.1	Performance Goals Generally	22
		13.6.2	Timing For Establishing Performance Goals	22
		13.6.3	Payment of Awards; Other Terms	22

A-ii

		13.6.4	Performance Measures	23
		13.6.5	Evaluation of Performance	25
		13.6.6	Adjustment of Performance-Based Compensation	25
		13.6.7	Committee Discretion	25
		13.6.8	Status of Awards Under Code Section 162(m)	25

14.	TERMS AND CONDITIONS OF LTIP UNITS			26

15.	FORMS OF PAYMENT			26
	15.1	General Rule		26
	15.2	Surrender of Shares		26
	15.3	Cashless Exercise		26
	15.4	Other Forms of Payment		26

16.	REQUIREMENTS OF LAW			27
	16.1	General		27
	16.2	Rule 16b-3		27

17.	EFFECT OF CHANGES IN CAPITALIZATION			28
	17.1	Changes in Shares		28
	17.2	Reorganization Which Does not Constitute a Change in Control		28
	17.3	Change in Control in which Awards are not Assumed		29
	17.4	Change in Control in which Awards are Assumed		30
	17.5	Adjustments		30
	17.6	No Limitations on Trust		31

18.	PARACHUTE LIMITATIONS			31

19.	GENERAL PROVISIONS			31
	19.1	Disclaimer of Rights		31
	19.2	Nonexclusivity of the Plan		32
	19.3	Withholding Taxes		32
	19.4	Captions		32
	19.5	Construction		32
	19.6	Other Provisions		32
	19.7	Number and Gender		33
	19.8	Severability		33
	19.9	Governing Law		33
	19.10	Section 409A of the Code		33
	19.11	Limitation on Liability		34

A-iii

WASHINGTON REAL ESTATE INVESTMENT TRUST
2016 OMNIBUS INCENTIVE PLAN

1.	PURPOSE

The Plan is intended to (a) provide eligible individuals with an incentive to contribute to the success of the Trust and to operate and manage the Trust’s business in a manner that will provide for the Trust’s long-term growth and profitability and that will benefit its shareholders and other important stakeholders, including its employees and customers, and (b) provide a means of recruiting, rewarding, and retaining key personnel. To this end, the Plan provides for the grant of Awards of Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Deferred Share Units, Unrestricted Shares, Dividend Equivalent Rights, Performance Shares and other Performance-Based Awards, LTIP Units, Other Equity-Based Awards, and cash bonus awards. Any of these Awards may, but need not, be made as performance incentives to reward the holders of such Awards for the achievement of performance goals in accordance with the terms of the Plan. Options granted under the Plan may be Nonqualified Share Options or Incentive Share Options, as provided herein.

2.	DEFINITIONS

For purposes of interpreting the Plan documents, including the Plan and Award Agreements, the following capitalized terms shall have the meanings specified below, unless the context clearly indicates otherwise:
2.1“Affiliate” shall mean any Person that controls, is controlled by, or is under common control with the Trust within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary, such as the Operating Partnership. For purposes of grants of Options or Share Appreciation Rights, an entity may not be considered an Affiliate unless the Trust holds a Controlling Interest in such entity.

2.2“Applicable Laws” shall mean the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations thereunder, and any other laws, rules, regulations, and government orders of any jurisdiction applicable to the Trust or its Affiliates, (b) applicable provisions of the corporate, securities, tax, and other laws, rules, regulations, and government orders of any jurisdiction applicable to Awards granted to residents thereof, and (c) the rules of any Stock Exchange or Securities Market on which the Common Shares are listed or publicly traded.

2.3“Award” shall mean a grant under the Plan of an Option, a Share Appreciation Right, Restricted Share, a Restricted Share Unit, a Deferred Share Unit, Unrestricted Share, a Dividend Equivalent Right, a Performance Share or other Performance-Based Award, an LTIP Unit, Other Equity-Based Award, or cash.

2.4“Award Agreement” shall mean the agreement or sub-plan, in such written, electronic, or other form as determined by the Committee that establishes terms and conditions of an Award or Awards between the Trust (or an Affiliate) and one or more Grantees subject to such agreements or sub-plans.

2.5“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

2.6“Benefit Arrangement” shall mean any formal or informal plan or other arrangement for the direct or indirect provision of compensation to a Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee.

2.7“Board” shall mean the Board of Trustees of the Trust.

2.8“Cause” shall have the meaning set forth in an applicable Award Agreement between a Grantee and the Trust or an Affiliate, and in the absence of any such Award Agreement, shall mean, with respect to any Grantee and as determined by the Committee, (a) gross negligence or willful misconduct in connection with the performance of duties; (b) conviction of, or pleading guilty or nolo contendere to, a criminal offense (other than minor traffic offenses); or (c) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property, or non-competition agreements, if any, between such Grantee and the Trust or an Affiliate. Any determination by the Committee regarding whether an event constituting Cause shall have occurred shall be final, binding, and conclusive.

2.9“Capital Stock” shall mean, with respect to any Person, any and all shares, interests, participations, or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all Common Shares.

2.10“Change in Control” shall mean, subject to Section 19.10, the occurrence of any of the following:

(a)    A transaction or a series of related transactions whereby any Person or Group (other than the Trust or any Affiliate) becomes the Beneficial Owner of more than fifty percent (50%) of the total voting power of the Voting Shares of the Trust, on a Fully Diluted Basis;
(b)    Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) (together with any new trustees whose election by such Incumbent Board or whose nomination by such Incumbent Board for election by the shareholders of the Trust was approved by a vote of at least a majority of the members of such Incumbent Board then in office who either were members of such Incumbent Board or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Board then in office;
(c)    The Trust consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Trust (regardless of whether the Trust is the surviving Person), other than any such transaction in which the Prior Shareholders own directly or indirectly at least a majority of the voting power of the Voting Shares of the surviving Person in such reorganization, merger, or consolidation transaction immediately after such transaction;
(d)    The consummation of any direct or indirect sale, lease, transfer, conveyance, or other disposition (other than by way of reorganization, merger, or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Trust and its Subsidiaries, taken as a whole, to any Person or Group (other than the Trust or any Affiliate); or
(e)    The consummation of a liquidation, winding up, or dissolution of the Trust.
The Board shall have full and final authority, in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control, and any incidental matters relating thereto. For the avoidance of doubt, notwithstanding anything to the contrary in the above definition of Change in Control, an Internal Reorganization as defined in Section 17.2 shall not constitute a Change in Control.

2.11“Code” shall mean the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, regulations and guidance promulgated under such Code Section.

2.12“Committee” shall mean a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).

2.13“Controlling Interest” shall have the meaning set forth in Treasury Regulation Section 1.414(c)-2(b)(2)(i); provided that (a) except as specified in clause (b) below, an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i), and (b) where a grant of Options or Share Appreciation Rights is based upon a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

2.14“Covered Employee” shall mean a Grantee who is, or could become, a “covered employee” within the meaning of Code Section 162(m)(3).

2.15“Deferred Share Unit” shall mean a Restricted Share Unit, the terms of which provide for delivery of the underlying Shares, cash, or a combination thereof subsequent to the date of vesting, at a time or times consistent with the requirements of Code Section 409A.

2.16“Disability” shall mean the inability of a Grantee to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than twelve (12) months; provided that, with respect to rules regarding the expiration of an Incentive Share Option following termination of a Grantee’s Service, Disability shall mean the inability of such Grantee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

2.17“Disqualified Individual” shall have the meaning set forth in Code Section 280G(c).

2.18“Dividend Equivalent Right” shall mean a right, granted to a Grantee pursuant to Article 12, entitling the Grantee thereof to receive, or to receive credits for the future payment of, cash, Shares, other Awards, or other property equal in value to dividend payments or distributions, or other periodic payments, declared or paid with respect to a number of Shares specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) as if such Shares had been issued to and held by the Grantee of such Dividend Equivalent Right as of the record date.

2.19“Effective Date” shall mean the date the Plan is approved by the Trust’s shareholders.

2.20“Employee” shall mean, as of any date of determination, an employee (including an officer) of the Trust or an Affiliate.

2.21“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended, and any successor thereto.

2.22“Fair Market Value” shall mean the fair market value of a Share for purposes of the Plan, which shall be, as of any date of determination, the following:
(a)    If on such date the Shares are listed on a Stock Exchange, or are publicly traded on another Securities Market, the Fair Market Value of a Share shall be the closing price of the Share as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such date, the Fair Market Value of a Share shall be the closing price of the Share on the next preceding day on which any sale of Shares shall have been reported on such Stock Exchange or such Securities Market.
(b)    If on such date the Shares are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a Share shall be the value of a Share as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.
Notwithstanding this Section 2.22 or Section 19.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 19.3, the Fair Market Value will be determined by the Committee in good faith using any reasonable method as it deems appropriate, to be applied consistently with respect to Grantees; provided, further, that the Committee shall determine the Fair Market Value of Shares for tax withholding obligations due in connection with sales, by or on behalf of a Grantee, of such Shares subject to an Award to pay the Option Price, SAR Price, and/or any tax withholding obligation on the same date on which such Shares may first be sold pursuant to the terms of the applicable Award Agreement (including broker-assisted cashless exercises of Options and Share Appreciation Rights, as described in Section 15.3, and sell-to-cover transactions) in any manner consistent with applicable provisions of the Code, including but not limited to using the sale price of such Shares on such date (or if sales of such Shares are effectuated at more than one sale price, the weighted average sale price of such Shares on such date) as the Fair Market Value of such Shares, so long as such Grantee has provided the Trust, or its designee or agent, with advance written notice of such sale.
2.23“Family Member” shall mean, with respect to any Grantee as of any date of determination, (a) a Person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any Person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.

2.24“Fully Diluted Basis” shall mean, as of any date of determination, the sum of (x) the number of Voting Shares outstanding as of such date of determination plus (y) the number of Voting Shares issuable upon the exercise, conversion, or exchange of all then-outstanding warrants, options, convertible Capital Stock or indebtedness, exchangeable Capital Stock or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, Voting Shares, whether at the time of issue or upon the passage of time or upon the occurrence of some future event, and whether or not in-the-money as of such date of determination.

2.25“Grant Date” shall mean, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Article 6 hereof (e.g., in the case of a new hire, the first date on which such new hire performs any Service), or (c) such subsequent date specified by the Committee in the corporate action approving the Award.

2.26“Grantee” shall mean a Person who receives or holds an Award under the Plan.

2.27“Group” shall have the meaning set forth in Sections 13(d) and 14(d)(2) of the Exchange Act.

2.28“Incentive Share Option” shall mean an “incentive stock option” within the meaning of Code Section 422.

2.29“Internal Reorganization” shall have the meaning set forth in Section 17.2.

2.30“Long Term Incentive Unit” or “LTIP Unit” shall mean an interest in the Operating Partnership awarded to a Grantee pursuant to Article 14.

2.31“Nonqualified Share Option” shall mean an Option that is not an Incentive Share Option.

2.32“Non-Employee Trustee” shall have the meaning set forth in Rule 16b-3 under the Exchange Act.

2.33“Officer” shall have the meaning set forth in Rule 16a-1(f) under the Exchange Act.

2.34“Operating Partnership” shall mean WashREIT OP LLC, a Delaware limited liability company, and any successor thereto or any Affiliate designated by the Committee as the “operating partnership” entity of the Trust.

2.35“Operating Partnership Agreement” shall mean the Limited Liability Company Agreement (or other governing document) of the Operating Partnership, as amended from time to time.

2.36“Option” shall mean an option to purchase one or more Shares at a specified Option Price awarded to a Grantee pursuant to Article 8.

2.37“Option Price” shall mean the per share exercise price for Shares subject to an Option.

2.38“Other Agreement” shall mean any agreement, contract, sub-plan or understanding heretofore or hereafter entered into by a Grantee with the Trust or an Affiliate, except an agreement, contract, sub-plan or understanding that expressly addresses Code Section 280G and/or Code Section 4999.

2.39“Other Equity-Based Award” shall mean an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, other than an Option, a Share Appreciation Right, Restricted Shares, a Restricted Share Unit, a Deferred Share Unit, Unrestricted Shares, a Dividend Equivalent Right, an LTIP Unit, or a Performance Share or other Performance-Based Award.

2.40“Outside Trustee” shall have the meaning set forth in Code Section 162(m)(4)(C)(i).

2.41“Parachute Payment” shall mean a “parachute payment” within the meaning of Code Section 280G(b)(2).

2.42“Performance-Based Award” shall mean an Award of Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Deferred Share Units, Performance Shares, Other Equity-Based Awards, or cash made subject to the achievement of performance goals (as provided in Article 13) over a Performance Period specified by the Committee.

2.43“Performance-Based Compensation” shall mean compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for Qualified Performance-Based Compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for Qualified Performance-Based Compensation does not constitute performance-based compensation for other purposes, including the purposes of Code Section 409A.

2.44“Performance Measures” shall mean measures as specified in Section 13.6.4 on which the performance goal or goals under Performance-Based Awards are based and which are approved by the Trust’s shareholders pursuant to, and to the extent required by, the Plan in order to qualify such Performance-Based Awards as Performance-Based Compensation.

2.45“Performance Period” shall mean the period of time, up to ten (10) years, during or over which the performance goals under Performance-Based Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.

2.46“Performance Shares” shall mean a Performance-Based Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, made subject to the achievement of performance goals (as provided in Article 13) over a Performance Period of up to ten (10) years.

2.47“Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof; provided that, for purposes of Section 2.10(a) and Section 2.10(d), Person shall have the meaning set forth in Sections 13(d) and 14(d)(2) of the Exchange Act.

2.48“Plan” shall mean this Washington Real Estate Investment Trust 2016 Omnibus Incentive Plan, as amended from time to time.

2.49“Prior Plan” shall mean the Washington Real Estate Investment Trust 2007 Omnibus Incentive Plan, as amended from time to time.

2.50“Prior Shareholders” shall mean the holders of equity securities that represented one hundred percent (100%) of the Voting Shares of the Trust immediately prior to a reorganization, merger, or consolidation involving the Trust (or other equity securities into which such equity securities are converted as part of such reorganization, merger, or consolidation transaction).

2.51“Qualified Performance-Based Compensation” shall have the meaning set forth in Code Section 162(m).

2.52“Restricted Period” shall mean a period of time established by the Committee during which an Award of Restricted Shares, Restricted Share Units, or Deferred Share Units is subject to restrictions.

2.53“Restricted Shares” shall mean Shares awarded to a Grantee pursuant to Article 10.

2.54“Restricted Share Unit” shall mean a bookkeeping entry representing the equivalent of one (1) Share awarded to a Grantee pursuant to Article 10 that may be settled, subject to the terms and conditions of the applicable Award Agreement, in Shares, cash, or a combination thereof.

2.55“SAR Price” shall mean the per share exercise price of a SAR.

2.56“Securities Act” shall mean the Securities Act of 1933, as amended, as now in effect or as hereafter amended, and any successor thereto.

2.57“Securities Market” shall mean an established securities market.

2.58“Separation from Service” shall have the meaning set forth in Code Section 409A.

2.59“Service” shall mean service qualifying a Grantee as a Service Provider to the Trust or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Trust or an Affiliate. Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding, and conclusive. If a Service Provider’s employment or other Service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other Service relationship to the Trust or any other Affiliate.

2.60“Service Provider” shall mean (a) an Employee or trustee or director of the Trust or an Affiliate, or (b) a consultant or adviser to the Trust or an Affiliate (i) who is a natural person, (ii) who is currently providing bona fide services to the Trust or an Affiliate, and (iii) whose services are not in connection with the Trust’s sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Trust’s Capital Shares.

2.61“Service Recipient Stock” shall have the meaning set forth in Code Section 409A.

2.62“Share Limit” shall have the meaning set forth in Section 4.1.

2.63“Short-Term Deferral Period” shall have the meaning set forth in Code Section 409A.

2.64“Share” or “Shares” means the common shares of beneficial interest of the Trust, or any security into which Shares may be changed or for which Shares may be exchanged as provided in Section 16.1.

2.65“Share Appreciation Right” or “SAR” shall mean a right granted to a Grantee pursuant to Article 9.

2.66“Stock Exchange” shall mean the New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, or another established national or regional stock exchange.

2.67“Subsidiary” shall mean any corporation or non-corporate entity with respect to which the Trust owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of Voting Shares. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America and (b) in the case of an Award of Options or Share Appreciation Rights, such Award would be considered to be granted in respect of Service Recipient Stock under Code Section 409A.

2.68“Substitute Award” shall mean an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan of the Trust, an Affiliate, or a business entity acquired or to be acquired by the Trust or an Affiliate or with which the Trust or an Affiliate has combined or will combine.

2.69“Ten Percent Shareholder” shall mean a natural Person who owns more than ten percent (10%) of the total combined voting power of all classes of Voting Shares of the Trust, the Trust’s parent (if any), or any of the Trust’s Subsidiaries. In determining share ownership, the attribution rules of Code Section 424(d) shall be applied.

2.70“Trust” shall mean Washington Real Estate Investment Trust, a Maryland real estate investment trust, and any successor thereto, including any entity that is a constituent party in any merger or other combination involving the Trust and that survives or succeeds as a publicly traded entity (including, without limitation, by virtue of a triangular merger structure) as part of any Internal Reorganization or other restructuring.

2.71“Unrestricted Shares” shall mean Shares that are free of any restrictions.

2.72“Voting Shares” shall mean, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of trustees, directors, managers, or other voting members of the governing body of such Person.

3.	ADMINISTRATION OF THE PLAN

3.1Committee.

3.1.1Powers and Authorities.

The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Trust’s declaration of trust and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement and shall have full power and authority to take all such other actions and to make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing or evidenced by electronic transmission in accordance with the Trust’s declaration of trust and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award, and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding, and conclusive on all Persons, whether or not expressly provided for in any provision of the Plan, such Award, or such Award Agreement.

In the event that the Plan, any Award, or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.
Notwithstanding any provision of the Plan to the contrary, neither the Committee nor the Board shall take any action or grant any Awards under the Plan that could cause the Trust to fail to qualify as a real estate investment trust for federal income tax purposes.
3.1.2Composition of the Committee.

The Committee shall be a committee composed of not fewer than two (2) trustees of the Trust designated by the Board to administer the Plan. Each member of the Committee shall be (a) a Non-Employee Trustee, (b) an Outside Trustee, and (c) an independent trustee in accordance with the rules of any Stock Exchange on which the Shares are listed; provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. As of the Effective Date, the Committee shall be the Compensation Committee of the Board.
3.1.3Other Committees.

The Board also may appoint one or more committees of the Board, each composed of one or more trustees or directors of the Trust who need not be Outside Trustees, which (a) may administer the Plan with respect to Grantees who are not Officers or Trustees of the Trust, (b) may grant Awards under the Plan to such Grantees, and (c) may determine all terms of such Awards, in each case, excluding (for the avoidance of doubt) Performance-Based Awards intending to constitute Qualified Performance-Based Compensation and subject, if applicable, to the requirements of Rule 16b-3 under the Exchange Act and the rules of any Stock Exchange or Securities Market on which the Shares are listed or publicly traded.
3.2Board.

The Board, from time to time, may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Trust’s declaration of trust and bylaws and Applicable Laws.

3.3Terms of Awards

3.3.1Committee Authority.

Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:
(a)designate Grantees;

(b)determine the type or types of Awards to be made to a Grantee;

(c)determine the number of Shares to be subject to an Award or to which an Award relates;

(d)establish the terms and conditions of each Award (including the Option Price, the SAR Price, and the purchase price for applicable Awards; the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Shares subject thereto; the treatment of an Award in the event of a Change in Control (subject to applicable agreements); and any terms or conditions that may be necessary to qualify Options as Incentive Share Options);

(e)prescribe the form of each Award Agreement evidencing an Award;

(f)subject to the limitation on repricing in Section 3.4, amend, modify, or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural Persons who are foreign nationals or are natural Persons who are employed outside the United States to reflect differences in local law, tax policy, or custom; provided that, notwithstanding the foregoing, no amendment, modification, or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair such Grantee’s rights under such Award; and

(g)make Substitute Awards.

3.3.2Forfeiture; Recoupment.

The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of, or in conflict with, any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Trust or an Affiliate, (d) confidentiality obligation with respect to the Trust or an Affiliate, (e) Trust or Affiliate policy or procedure, (f) other agreement, or (g) other obligation of such Grantee to the Trust or an Affiliate, as and to the extent specified in such Award Agreement. If the Grantee of an outstanding Award is an Employee of the Trust or an Affiliate and such Grantee’s Service is terminated for Cause, the Committee may annul such Grantee’s outstanding Award as of the date of the Grantee’s termination of Service for Cause.
Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Trust (x) to the extent set forth in this Plan or an Award Agreement or (y) to the extent the Grantee is, or in the future becomes, subject to (1) any Trust or Affiliate “clawback” or recoupment policy, including any such policy that is adopted to comply with the requirements of any Applicable Laws, or (2) any Applicable Laws which impose mandatory recoupment, under circumstances set forth in such Applicable Laws.

3.4No Repricing Without Shareholder Approval.

Except in connection with a corporate transaction involving the Trust (including, without limitation, any share dividend, distribution (whether in the form of cash, Shares, other securities, or other property), share split, extraordinary dividend, recapitalization, Internal Reorganization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares, or other securities or similar transaction), the Trust may not: (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Price, as applicable, of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an Option Price or SAR Price, as applicable, that is less than the Option Price or SAR Price, as applicable, of the original Options or SARs; or (c) cancel outstanding Options or SARs with an Option Price or SAR Price, as applicable, above the current Fair Market Value in exchange for cash or other securities, in each case, unless such action (i) is subject to and approved by the Trust's shareholders or (ii) would not be deemed to be a repricing under the rules of any Stock Exchange or Securities Market on which the Shares are listed or publicly traded.
3.5Deferral Arrangement.

The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Deferred Share Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV); provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a Separation from Service occurs.
3.6Registration; Share Certificates.

Notwithstanding any provision of the Plan to the contrary, the ownership of the Shares issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.	SHARES SUBJECT TO THE PLAN

4.1Number of Shares Available for Awards.

Subject to such additional Shares as shall be available for issuance under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Article 17, the maximum number of Shares reserved for issuance under the Plan shall be two million four hundred thousand (2,400,000) Shares (the “Share Limit”). Such Shares may be authorized and unissued Shares, treasury shares, or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the Shares reserved and available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the Shares reserved for issuance under the Plan shall be available for issuance pursuant to Incentive Share Options.
4.2Adjustments in Authorized Shares.

In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Trust to assume awards previously granted under a compensatory plan of another business entity that is a party to such transaction and to grant Substitute Awards under the Plan for such awards. Shares available for issuance under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of Shares otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange or Securities Market on which the Shares are listed or publicly traded.
4.3Share Usage.

i.Shares covered by an Award shall be counted as used as of the Grant Date for purposes of calculating the number of Shares available for issuance under Section 4.1.

ii.Any Shares that are subject to Awards, including Shares acquired through dividend reinvestment pursuant to Article 10, will be counted against the Share Limit set forth in Section 4.1 as one (1) Share for every one (1) Share subject to an Award. The number of Shares subject to an Award of SARs will be counted against the Share Limit set forth in Section 4.1 as one (1) Share for every one (1) Share of subject to such Award regardless of the number of Shares actually issued to settle such SARs upon the exercise of the SARs. A number of Shares at least equal to the target number of shares issuable under a Performance Share grant shall be counted against the Share Limit set forth in Section 4.1 as of the Grant Date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the Performance Shares to the extent different from such target number of shares.

iii.If any Shares covered by an Award are not purchased or are forfeited or expire or if an Award otherwise terminates without delivery of any Shares subject thereto or is settled in cash in lieu of shares, then the number of Shares counted against the Share Limit with respect to such Award shall, to the extent of any such forfeiture, termination, expiration, or settlement, again be available for making Awards under the Plan.

iv.The number of Shares available for issuance under the Plan will not be increased by the number of Shares (i) tendered, withheld, or subject to an Award granted under the Plan surrendered in connection with the purchase of Shares upon exercise of an Option, (ii) that were not issued upon the net settlement or net exercise of a Share-settled SAR granted under the Plan, (iii) deducted or delivered from payment of an Award granted under the Plan in connection with the Trust’s tax withholding obligations as provided in Section 19.3, or (iv) purchased by the Trust with proceeds from Option exercises.

5.	TERM; AMENDMENT AND TERMINATION

5.1Term.

The Plan shall become effective as of the Effective Date. Following the Effective Date, no awards shall be made under the Prior Plan. Notwithstanding the foregoing, Shares reserved under the Prior Plan to settle awards, including performance-based awards, which are made under the Prior Plan prior to the Effective Date may be issued and delivered following the Effective Date to settle such awards. The Plan shall terminate on the first to occur of (a) the tenth (10th) anniversary of the Effective Date, (b) the date determined in accordance with Section 5.2, and (c) the date determined in accordance with Section 17.3; provided, however, that Incentive Share Options may not be granted under the Plan after the tenth (10th) anniversary of the date of the Board’s adoption of the Plan. Upon such termination of the Plan, all outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement (or other documents evidencing such Awards).

5.2Amendment, Suspension, and Termination.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan; provided that, with respect to Awards theretofore granted under the Plan, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair the rights or obligations under any such Award. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Trust’s shareholders to the extent provided by the Board or required by Applicable Laws; provided that no amendment shall be made to the no-repricing provisions of Section 3.4, the Option pricing provisions of Section 8.1, or the SAR pricing provisions of Section 9.1 without the approval of the Trust’s shareholders.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1Eligible Grantees.

Subject to this Article 6, Awards may be made under the Plan to (a) any Service Provider, as the Committee shall determine and designate from time to time, and (b) any other individual whose participation in the Plan is determined to be in the best interests of the Trust by the Committee.
6.2Limitation on Shares Subject to Awards and Cash Awards.

During any time when the Trust has any class of common equity securities registered under Section 12 of the Exchange Act, but subject to adjustment as provided in Article 17:
i.The maximum number of Shares that may be granted under the Plan, pursuant to Options or SARs, in a calendar year to any Person eligible for an Award under Section 6.1 is fifty thousand (50,000) Shares;

ii.The maximum number of Shares that may be granted under the Plan, pursuant to Awards other than Options or SARs that are Share-denominated and are either Share- or cash-settled, in a calendar year to any Person eligible for an Award under Section 6.1 is three hundred fifty thousand (350,000) Shares; and

iii.The maximum amount that may be paid as a cash-denominated Performance-Based Award that is intended to qualify as Performance-Based Compensation (whether or not cash-settled) for a Performance Period of twelve (12) months or less to any Person eligible for an Award under Section 6.1 shall be five hundred thousand dollars ($500,000), and the maximum amount that may be paid as a cash-denominated Performance-Based Award that is intended to qualify as Performance-Based Compensation (whether or not cash-settled) for a Performance Period of greater than twelve (12) months to any Person eligible for an Award under Section 6.1 shall be two million dollars ($2,000,000).

6.3Stand-Alone, Additional, Tandem, and Substitute Awards.

Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Trust, an Affiliate, or any business entity that has been a party to a transaction with the Trust or an Affiliate, or (c) any other right of a Grantee to receive payment from the Trust or an Affiliate. Such additional, tandem, exchange, or Substitute Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Trust, an Affiliate, or any business entity that has been a party to a transaction with the Trust or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such exchange or Substitute Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Trust or an Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a Share on the original Grant Date; provided that such Option Price or SAR Price is determined in accordance with the principles of Code Section 424 for any Incentive Share Option and consistent with Code Section 409A for any other Option or SAR.

7.	AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements utilized under the Plan from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Nonqualified Share Options or Incentive Share Options, and, in the absence of such specification, such Options shall be deemed to constitute Nonqualified Share Options. In the event of any inconsistency between the Plan and an Award Agreement, the provisions of the Plan shall control.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1Option Price.

The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) Share on the Grant Date; provided that, in the event that a Grantee is a Ten Percent Shareholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Share Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) Share on the Grant Date. In no case shall the Option Price of any Option be less than the par value of one (1) Share.
8.2Vesting and Exercisability.

Subject to Sections 8.3 and 16.3, each Option granted under the Plan shall become vested and/or exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee, or otherwise in writing; provided that no Option shall be granted to Grantees who are entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date.
8.3Term.

Each Option granted under the Plan shall terminate, and all rights to purchase Shares thereunder shall cease, on the tenth (10th) anniversary of the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that, in the event that the Grantee is a Ten Percent Shareholder, an Option granted to such Grantee that is intended to be an Incentive Share Option shall not be exercisable after the fifth (5th) anniversary of the Grant Date of such Option; and provided, further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural Person who is employed outside the United States, such Option may terminate, and all rights to purchase Shares thereunder may cease, upon the expiration of a period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine.

8.4Termination of Service.

Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
8.5Limitations on Exercise of Option.

Notwithstanding any provision of the Plan to the contrary, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Article 17 which results in the termination of such Option.
8.6Method of Exercise.

Subject to the terms of Article 15 and Section 19.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Trust or its designee or agent of notice of exercise on any business day, at the Trust’s principal office or the office of such designee or agent, on the form specified by the Trust and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of Shares with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the Shares for which such Option is being exercised, plus the amount (if any) of federal and/or other taxes which the Trust may, in its judgment, be required to withhold with respect to the exercise of such Option.
8.7Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising an Option shall have none of the rights of a shareholder of the Trust (for example, the right to receive cash or dividend payments or distributions attributable to the Shares subject to such Option, to direct the voting of the Shares subject to such Option, or to receive notice of any meeting of the Trust’s shareholders) until the Shares subject thereto are fully paid and issued to such Grantee or other Person. Except as provided in Article 17, no adjustment shall be made for dividends, distributions, or other rights with respect to any Shares subject to an Option for which the record date is prior to the date of issuance of such Shares.
8.8Delivery of Shares.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the Shares subject to such Option as shall be consistent with Section 3.6.
8.9Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Share Option to any Family Member. For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.
8.11Limitations on Incentive Share Options.
An Option shall constitute an Incentive Share Option only (a) if the Grantee of such Option is an Employee of the Trust or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement, and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the Shares with respect to which all Incentive Share Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Trust and its Affiliates) does not exceed one hundred thousand dollars ($100,000). Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.
8.12Notice of Disqualifying Disposition.
If any Grantee shall make any disposition of Shares issued pursuant to the exercise of an Incentive Share Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Trust of such disposition immediately but in no event later than ten (10) days thereafter.

9.	TERMS AND CONDITIONS OF SHARE APPRECIATION RIGHTS

9.1Right to Payment and SAR Price.

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of one (1) Share on the date of exercise, over (b) the SAR Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) Share on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award, or without regard to any Option or other Award; provided that a SAR that is granted in tandem with all or part of an Option will have the same term, and expire at the same time, as the related Option; provided, further, that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) Share on the Grant Date of such SAR.

9.2Other Terms.

The Committee shall determine, on the Grant Date or thereafter, the time or times at which, and the circumstances under which, a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements); the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions; the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award; and any and all other terms and conditions of any SAR; provided that no SARs shall be granted to Grantees who are entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date.
9.3Term.

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, on the tenth (10th) anniversary of the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.
9.4Rights of Holders of SARs.
Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising a SAR shall have none of the rights of a shareholder of the Trust (for example, the right to receive cash or dividend payments or distributions attributable to the Shares underlying such SAR, to direct the voting of the Shares underlying such SAR, or to receive notice of any meeting of the Trust’s shareholders) until the Shares underlying such SAR, if any, are issued to such Grantee or other Person. Except as provided in Article 17, no adjustment shall be made for dividends, distributions, or other rights with respect to any Shares underlying a SAR for which the record date is prior to the date of issuance of such Shares, if any.
9.5Transferability of SARs.

Except as provided in Section 9.6, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such SAR. Except as provided in Section 9.6, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
9.6Family Transfers.

If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.6, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.6, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.6 or by will or the laws of descent and distribution.

10.	TERMS AND CONDITIONS OF RESTRICTED SHARES, RESTRICTED SHARE UNITS, AND DEFERRED SHARE UNITS

10.1Grant of Restricted Shares, Restricted Share Units, and Deferred Share Units.

Awards of Restricted Shares, Restricted Share Units, and Deferred Share Units may be made for consideration or for no consideration, other than the par value of the Shares, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Trust or an Affiliate.
10.2Restrictions.

At the time a grant of Restricted Shares, Restricted Share Units, or Deferred Share Units is made, the Committee may, in its sole discretion, (a) establish a Restricted Period applicable to such Restricted Shares, Restricted Share Units, or Deferred Share Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Shares, Restricted Share Units, or Deferred Share Units as provided in Article 13. Awards of Restricted Shares, Restricted Share Units, and Deferred Share Units may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.
10.3Registration; Restricted Share Certificates.

Pursuant to Section 3.6, to the extent that ownership of Restricted Shares is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Shares under the Plan and the applicable Award Agreement. Subject to Section 3.6 and the immediately following sentence, the Trust may issue, in the name of each Grantee to whom Restricted Shares have been granted, certificates representing the total number of Restricted Shares granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Shares. The Committee may provide in an Award Agreement with respect to an Award of Restricted Shares that either (a) the Secretary of the Trust shall hold such certificates for such Grantee’s benefit until such time as such Restricted Shares are forfeited to the Trust or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Trust with respect to each certificate, or (b) such certificates shall be delivered to such Grantee, provided that such certificates shall bear legends that comply with Applicable Laws and make appropriate reference to the restrictions imposed on such Award of Restricted Shares under the Plan and such Award Agreement.
10.4Rights of Holders of Restricted Shares.

Unless the Committee provides otherwise in an Award Agreement and subject to the restrictions set forth in the Plan, any applicable Trust program, and the applicable Award Agreement, holders of Restricted Shares shall have the right to vote such Restricted Shares and the right to receive any dividend payments or distributions declared or paid with respect to such Restricted Shares. The Committee may provide in an Award Agreement evidencing a grant of Restricted Shares that (a) any cash dividend payments or distributions paid on Restricted Shares shall be reinvested in Shares, which may or may not be subject to the same vesting conditions and restrictions as applicable to such underlying Restricted Shares or (b) any dividend payments or distributions declared or paid on Restricted Shares shall only be made or paid upon satisfaction of the vesting conditions and restrictions applicable to such Restricted Shares. Dividend payments or distributions declared or paid on Restricted Shares which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Restricted Shares are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Shares shall promptly forfeit and, to the extent already paid or distributed, repay to the Trust such dividend payments or distributions. All share dividend payments or distributions, if any, received by a Grantee with respect to Restricted Shares as a result of any share split, share dividend, combination of shares, or other similar transaction shall be subject to the same vesting conditions and restrictions as applicable to such underlying Restricted Shares.
10.5Rights of Holders of Restricted Share Units and Deferred Share Units.

10.5.1Voting and Dividend Rights.

Holders of Restricted Share Units and Deferred Share Units shall have no rights as shareholders of the Trust (for example, the right to receive dividend payments or distributions attributable to the Shares underlying such Restricted Share Units and Deferred Share Units, to direct the voting of the Shares underlying such Restricted Share Units and Deferred Share Units, or to receive notice of any meeting of the Trust’s shareholders).
10.5.2Creditor’s Rights.

A holder of Restricted Share Units or Deferred Share Units shall have no rights other than those of a general unsecured creditor of the Trust. Restricted Share Units and Deferred Share Units represent unfunded and unsecured obligations of the Trust, subject to the terms and conditions of the applicable Award Agreement.
10.6Termination of Service.

Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Shares, Restricted Share Units, or Deferred Share Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Shares, Restricted Share Units, or Deferred Share Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Shares or any right to receive dividends or Dividend Equivalent Rights, as applicable, with respect to such Restricted Shares, Restricted Share Units, or Deferred Share Units.

10.7	Purchase of Restricted Shares and Shares Subject to Restricted Share Units and Deferred Share Units.

The Grantee of an Award of Restricted Shares, vested Restricted Share Units, or vested Deferred Share Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Shares or the Shares subject to such vested Restricted Share Units or Deferred Share Units from the Trust at a purchase price equal to the greater of (x) the aggregate par value of the Shares represented by such Restricted Shares or such vested Restricted Share Units or Deferred Share Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Shares or such vested Restricted Share Units or Deferred Share Units. Such purchase price shall be payable in a form provided in Article 15 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered by the Grantee to the Trust or an Affiliate.

10.8Delivery of Shares.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including, without limitation, any performance goals or delayed delivery period, the restrictions applicable to Restricted Shares, Restricted Share Units, or Deferred Share Units settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a certificate evidencing ownership of such Shares shall, consistent with Section 3.6, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Restricted Share Unit or Deferred Share Unit once the Shares represented by such Restricted Share Unit or Deferred Share Unit have been delivered in accordance with this Section 10.8.

11.	TERMS AND CONDITIONS OF UNRESTRICTED SHARE AWARDS AND OTHER EQUITY-BASED AWARDS

11.1Unrestricted Share Awards.

The Committee may, in its sole discretion, grant (or sell at the par value of a Share or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive Unrestricted Shares under the Plan. Awards of Unrestricted Shares may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of Service rendered or, if so provided in the related Award Agreement or a separate agreement, to be rendered by the Grantee to the Trust or an Affiliate or other valid consideration, in lieu of or in addition to any cash compensation due to such Grantee.
11.2Other Equity-Based Awards.

The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with vesting, value, and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards on the Grant Date or thereafter. Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of Grantee’s Service, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

12.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

12.1Dividend Equivalent Rights.

A Dividend Equivalent Right may be granted hereunder, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional Shares or Awards, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment shall be at the Fair Market Value thereof on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash, Shares, or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may (a) provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other

Award or (b) contain terms and conditions which are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is otherwise earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the Grantee of such Dividend Equivalent Rights shall promptly forfeit and, to the extent already paid or distributed, repay to the Trust payments or distributions made in connection with such Dividend Equivalent Rights.
12.2Termination of Service.

Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee’s termination of Service for any reason.

13.	TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS

13.1Grant of Performance-Based Awards.

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards in such amounts and upon such terms as the Committee shall determine.
13.2Value of Performance-Based Awards.

Each grant of a Performance-Based Award shall have an initial cash value or an actual or target number of Shares that is established by the Committee as of the Grant Date. The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the value and/or number of Shares subject to a Performance-Based Award that will be paid out to the Grantee thereof.
13.3Earning of Performance-Based Awards.

Subject to the terms of the Plan, in particular Section 13.6.3, after the applicable Performance Period has ended, the Grantee of a Performance-Based Award shall be entitled to receive a payout of the value earned under such Performance-Based Award by such Grantee over such Performance Period.
13.4Form and Timing of Payment of Performance-Based Awards.

Payment of the value earned under Performance-Based Awards shall be made, as determined by the Committee, in the form, at the time, and in the manner described in the applicable Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, (i) may pay the value earned under Performance-Based Awards in the form of cash, Shares, other Awards, or a combination thereof, including Shares and/or Awards that are subject to any restrictions deemed appropriate by the Committee, and (ii) shall pay the value earned under Performance-Based Awards at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement for such Performance-Based Awards, such payment shall occur no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year in which such Performance Period ends.

13.5Performance Conditions.

The right of a Grantee to exercise or to receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m) shall be exercised by the Committee and not by the Board.
13.6Performance-Based Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance-Based Award to be granted to a Grantee should constitute Qualified Performance-Based Compensation for purposes of Code Section 162(m), the grant, exercise, and/or settlement of such Performance-Based Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 13.6.
13.6.1Performance Goals Generally

The performance goals for Performance-Based Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 13.6. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Awards shall be granted, exercised, and/or settled upon achievement of any single performance goal or of two (2) or more performance goals. Performance goals may differ for Performance-Based Awards granted to any one Grantee or to different Grantees.
13.6.2Timing For Establishing Performance Goals

Performance goals for any Performance-Based Award shall be established not later than the earlier of (a) ninety (90) days after the beginning of any Performance Period applicable to such Performance-Based Award, and (b) the date on which twenty-five percent (25%) of any Performance Period applicable to such Performance-Based Award has expired, or at such other date as may be required or permitted for compensation payable to a Covered Employee to constitute Performance-Based Compensation.
13.6.3Payment of Awards; Other Terms

Payment of Performance-Based Awards shall be in cash, Shares, other Awards, or a combination thereof, including Shares and/or Awards that are subject to any restrictions deemed appropriate by the Committee, in each case as determined in the sole discretion of the Committee. The Committee may, in its sole discretion, reduce the amount of a payment otherwise to be made in connection with such Performance-Based Awards. The Committee shall specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Performance-Based Awards. In the event payment of the Performance-Based Award is made in the form of another Award subject to Service-based vesting, the Committee shall specify the circumstances in which the payment Award will be paid or forfeited in the event of a termination of Service.

13.6.4Performance Measures

The performance goals upon which the vesting or payment of a Performance-Based Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures, with or without adjustment (including pro forma adjustments):
(a)net earnings or net income;

(b)operating earnings or net operating income;

(c)pretax earnings;

(d)earnings per share;

(e)share price, including growth measures and total shareholder return (both absolute and relative);

(f)earnings before interest and taxes;

(g)earnings before interest, taxes, depreciation, and/or amortization;

(h)(A) earnings before interest, taxes, depreciation, and/or amortization, (B) funds from operations, or (C) funds or cash available for distribution, in any case, as adjusted to exclude any one or more of the following:

•share-based compensation expense;
•income from discontinued operations;
•gain on cancellation of debt;
•debt extinguishment and related costs;
•restructuring, separation, and/or integration charges and costs;
•reorganization and/or recapitalization charges and costs;
•impairment charges;
•merger-related events;
•gain or loss related to investments;
•sales and use tax settlements; and
•gain on non-monetary transactions;

(i)sales or revenue growth or targets, whether in general or by type of product, service, or customer;

(j)gross or operating margins;

(k)return measures, including return on assets, capital, investment, equity, sales, or revenue;

(l)cash flow, including:

•operating cash flow;

•
free cash flow, defined as earnings before interest, taxes, depreciation, and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the Performance Measure specified in clause (h) above) less capital expenditures;

•levered free cash flow, defined as free cash flow less interest expense;
• cash flow return on equity; and
•cash flow return on investment;
(m)productivity ratios;

(n)costs, reductions in cost, and cost control measures;

(o)expense targets;

(p)market or market segment share or penetration;

(q)financial ratios as provided in credit agreements of the Trust and its subsidiaries;

(r)working capital targets;

(s)completion of acquisitions of assets, businesses or companies;

(t)completion of divestitures and asset sales;

(u)regulatory achievements or compliance;

(v)customer satisfaction measurements;

(w)execution of contractual arrangements or satisfaction of contractual requirements or milestones;

(x)product development achievements; and

(y)any combination of the foregoing business criteria.

Performance under any of the foregoing Performance Measures (a) may be used to measure the performance of (i) the Trust, its Subsidiaries, and other Affiliates as a whole, (ii) the Trust, any Subsidiary, any other Affiliate, or any combination thereof, or (iii) any one or more business units or operating segments of the Trust, any Subsidiary, and/or any other Affiliate, in each case as the Committee, in its sole discretion, deems appropriate and (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate. In addition, the Committee, in its sole discretion, may select performance under the Performance Measure specified in clause (e) above for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee shall also have the authority to provide for accelerated vesting of any Performance-Based Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 13.
13.6.5Evaluation of Performance

The Committee may provide in any Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claims, judgments, or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, non-core, non-operating, or non-recurring items and items that are either of an unusual nature or of a type that indicates infrequency of occurrence as a separate component of income from continuing operations; (f) acquisitions or divestitures and related expenses; (g) foreign exchange gains and losses; (h) impact of Shares purchased through share repurchase programs; (i) tax valuation allowance reversals; (j) impairment expense; and (k) environmental expense. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, such inclusions or exclusions shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.
13.6.6Adjustment of Performance-Based Compensation

The Committee shall have the sole discretion to adjust Awards that are intended to qualify as Performance-Based Compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines consistent with the requirements of Code Section 162(m) for deductibility.
13.6.7Committee Discretion

In the event that Applicable Laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval, provided that the exercise of such discretion shall not be inconsistent with the requirements of Code Section 162(m). In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on performance measures other than those set forth in Section 13.6.4.
13.6.8Status of Awards Under Code Section 162(m)

It is the intent of the Trust that Performance-Based Awards under Section 13.6 granted to Grantees who are designated by the Committee as likely to be Covered Employees shall, if so designated by the Committee, constitute Qualified Performance-Based Compensation. Accordingly, the terms of Section 13.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan, the applicable Award Agreement, or any other agreement relating to any such Performance-Based Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements. Notwithstanding anything herein to the contrary, the Trust may grant awards, pursuant to this Plan and otherwise, to Grantees who are Covered Employees that do not qualify as Performance-Based Compensation.

14.	TERMS AND CONDITIONS OF LTIP UNITS

14.1    General. LTIP Units are intended to be profits interests in the Operating Partnership, the rights and features of which, if applicable, will be set forth in the Operating Partnership Agreement and an applicable Award Agreement. Subject to the terms and provisions of the Plan and the Operating Partnership Agreement, the Committee, at any time and from time to time, may grant LTIP Units to any person eligible for an Award under Section 6.1 in such amounts and upon such terms as the Committee shall determine. LTIP Units must be granted for Service to the Operating Partnership or, to the extent the LTIP Units could still constitute profits interests, any Affiliate of the Operating Partnership.
14.2    Vesting. Subject to Article 17, each LTIP Unit granted under the Plan shall vest at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement.

15.	FORMS OF PAYMENT

15.1General Rule.

Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Shares, vested Restricted Share Units, and/or vested Deferred Share Units shall be made in cash or in cash equivalents acceptable to the Trust.
15.2Surrender of Shares.

To the extent that the applicable Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Shares, vested Restricted Share Units, and/or vested Deferred Share Units may be made all or in part through the tender or attestation to the Trust of Shares, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.
15.3Cashless Exercise.

To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Trust to sell Shares and to deliver all or part of the proceeds of such sale to the Trust in payment of such Option Price and/or any withholding taxes described in Section 19.3.
15.4Other Forms of Payment.

To the extent that the applicable Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for Shares purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Shares, vested Restricted Share Units, and/or vested Deferred Share Units may be made in any other form that is consistent with Applicable Laws, including (a) with respect to Restricted Shares, vested Restricted Share Units, and/or vested Deferred Share Units only, Service rendered or to be rendered by the Grantee thereof to the Trust or an Affiliate and (b) with the consent of the Trust, by withholding the number of Shares that would otherwise vest or be issuable in an amount equal in value to the Option Price or purchase price and/or the required tax withholding amount.

16.	REQUIREMENTS OF LAW

16.1General.

The Trust shall not be required to offer, sell, or issue any Shares under any Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, if the offer, sale, or issuance of such Shares would constitute a violation by the Grantee, the Trust, an Affiliate, or any other Person of any provision of the Trust’s declaration of trust or bylaws or of Applicable Laws, including any federal or state securities laws or regulations, or would impair the Trust’s status as a real estate investment trust for federal income tax purposes. If at any time the Trust shall determine, in its discretion, that the listing, registration, or qualification of any Shares subject to an Award upon any Stock Exchange or Securities Market or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, sale, issuance, or purchase of Shares in connection with any Award, no Shares may be offered, sold, or issued to the Grantee or any other Person under such Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, unless such listing, registration, or qualification shall have been effected or obtained free of any conditions not acceptable to the Trust, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in Shares or the delivery of any Shares underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the Shares subject to such Award, the Trust shall not be required to offer, sell, or issue such Shares unless the Committee shall have received evidence satisfactory to it that the Grantee or any other Person exercising such Option or SAR or accepting delivery of such Shares may acquire such Shares pursuant to an exemption from registration under the Securities Act. Any determination by the Committee in connection with the foregoing shall be final, binding, and conclusive. The Trust may register, but shall in no event be obligated to register, any Shares or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Trust shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of Shares or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in Shares shall not be exercisable until the Shares subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
16.2Rule 16b-3.

During any time when the Trust has any class of common equity securities registered under Section 12 of the Exchange Act, it is the intention of the Trust that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Committee may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Trust to avail itself of the benefits of, the revised exemption or its replacement.

17.	EFFECT OF CHANGES IN CAPITALIZATION

17.1Changes in Shares.

If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number of Shares or kind of Capital Stock or other securities of the Trust on account of any recapitalization, reclassification, share split, reverse share split, spin-off, combination of shares, exchange of shares, share dividend or other distribution payable in capital stock, or other increase or decrease in Shares effected without receipt of consideration by the Trust occurring after the Effective Date, the number and kinds of shares of Capital Stock for which grants of Options and other Awards may be made under the Plan, including the Share Limit set forth in Section 4.1 and the individual share limitations set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of Capital Stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be. The conversion of any convertible securities of the Trust shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Trust’s shareholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Trust) without receipt of consideration by the Trust, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of Capital Stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.

17.2	Reorganization Which Does not Constitute a Change in Control.

If the Trust shall, directly or indirectly, be a party to any reorganization, merger, or consolidation with one or more other entities, which does not constitute a Change in Control, or effect an Internal Reorganization, any Award theretofore granted pursuant to the Plan shall pertain to and apply to the Capital Stock to which a holder of the number of Shares subject to such Award would have been entitled immediately following such reorganization, merger, consolidation or Internal Reorganization, with a corresponding proportionate adjustment of the per share Option Price or SAR Price of any outstanding Option or SAR so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the Shares remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, consolidation, or Internal Reorganization. Subject to any contrary language in an Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares of Capital Stock subject to such Award, or received by the Grantee, as a result of such reorganization, merger, consolidation, or Reorganization. In the event of any reorganization, merger, or consolidation of the Trust referred to in this Section 17.2 or an Internal Reorganization, Performance-Based Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the Capital Stock that a holder of the number of Shares subject to the Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger, consolidation or Internal Reorganization.
Notwithstanding anything to the contrary contained herein, (i) no payments or benefits will become payable hereunder or under any Award Agreement or be triggered for any purpose in the event of any internal reorganization (whether by merger, consolidation, reorganization, combination, contribution, distribution, asset transfer or otherwise) or restructuring involving the Trust or any of its Affiliates, including any such reorganization or restructuring pursuant to a merger or other combination involving the Trust in which an Affiliate of the Trust survives or succeeds as a publicly-traded entity (including, without limitation, by virtue of a triangular merger structure) and/or any such reorganization or restructuring undertaken in connection with implementation of an umbrella partnership REIT or downREIT structure (an “Internal Reorganization”), (ii) in connection with any Internal Reorganization, the Committee shall have the authority to transfer and assign the Plan and all related agreements, including Award Agreements, to a direct or indirect subsidiary of the Trust as part of such Internal Reorganization, subject to compliance with applicable law, and (iii) if any Internal Reorganization results in a transfer of a Grantee’s Service from the Trust to one of its direct or indirect subsidiaries, such a transfer shall not be considered or interpreted as a termination of employment or Separation from Service under any other similar provision that addresses an involuntary termination of employment or Service.
17.3Change in Control in which Awards are not Assumed.

Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:
(a)Immediately prior to the occurrence of such Change in Control, in each case with the exception of Performance-Based Awards, all outstanding Restricted Shares, all LTIP Units and all Restricted Share Units, Deferred Share Units, and Dividend Equivalent Rights shall be deemed to have vested, and all Shares and/or cash subject to such Awards shall be delivered; and either of the following two (2) actions shall be taken:

(i)At least fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days. Any exercise of an Option or SAR during this fifteen (15)-day period shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and upon consummation of such Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate, with or without consideration (including, without limitation, consideration in accordance with clause (ii) below) as determined by the Committee in its sole discretion. The Committee shall send notice of an event that shall result in such a termination to all Persons who hold Options and SARs not later than the time at which the Trust gives notice thereof to its shareholders.

or
(ii)The Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Shares, Restricted Share Units, Deferred Share Units, and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or Capital Stock having a value (as determined by the Committee acting in good faith), in the case of Restricted Shares, Restricted Share Units, Deferred Share Units, and Dividend Equivalent Rights (for Shares subject thereto), equal to the formula or fixed price per share paid to holders of Shares pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of Shares subject to such Options or SARs multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of Shares pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Options or SARs.

(b)For Performance-Based Awards, if less than half of the Performance Period has lapsed, such Performance-Based Awards shall be treated as though target performance has been achieved. If at least half of the Performance Period has lapsed, actual performance to date shall be determined as of a date reasonably proximal to the date of consummation of the Change in Control as determined by the Committee in its sole discretion, and that level of performance thus determined shall be treated as achieved immediately prior to occurrence of the Change in Control. For purposes of the preceding sentence, if, based on the discretion of the Committee, actual performance is not determinable, the Performance-Based Awards shall be treated as though target performance has been achieved. After application of this Section 17.3(b), if any Awards arise from application of this Article 6, such Awards shall be settled under the applicable provision of Section 17.3(a).

(c)Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.

17.4Change in Control in which Awards are Assumed.

Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:
The Plan and the Options, SARs, Restricted Shares, Restricted Share Units, Deferred Share Units, Dividend Equivalent Rights, and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Shares, Restricted Share Units, Deferred Share Units, Dividend Equivalent Rights, and Other Equity-Based Awards, or for the substitution for such Options, SARs, Restricted Shares, Restricted Share Units, Deferred Share Units, Dividend Equivalent Rights, and Other Equity-Based Awards of new stock options, share appreciation rights, restricted shares restricted share units, deferred share units, dividend equivalent rights, and other equity-based awards relating to the Capital Stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and exercise prices of options and share appreciation rights.
17.5Adjustments.

Adjustments under this Article 17 related to Shares or other Capital Stock of the Trust shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement as of the Grant Date, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 17.1, 17.2, 17.3, and 17.4. This Article 17 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Trust that is not a Change in Control.

17.6No Limitations on Trust.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Trust to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or to engage in any other transaction or activity.

18.	PARACHUTE LIMITATIONS

If any Grantee is a Disqualified Individual, then, notwithstanding any other provision of the Plan or of any Other Agreement to the contrary and notwithstanding any Benefit Arrangement, any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:
(a)to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a Parachute Payment; and

(b)if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Trust under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

Except as required by Code Section 409A or to the extent that Code Section 409A permits discretion, the Committee shall have the right, in the Committee’s sole discretion, to designate those rights, payments, or benefits under the Plan, all Other Agreements, and all Benefit Arrangements that should be reduced or eliminated so as to avoid having such rights, payments, or benefits be considered a Parachute Payment; provided, however, to the extent any payment or benefit constitutes deferred compensation under Code Section 409A, in order to comply with Code Section 409A, the Trust shall instead accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance-Based Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Shares, Restricted Share Units, or Deferred Share Units, then by reducing or eliminating any other remaining Parachute Payments. In no event shall any Grantee be entitled to a gross-up payment for any taxes imposed under Code Sections 409A, 280G or otherwise.

19.	GENERAL PROVISIONS

19.1Disclaimer of Rights.

No provision in the Plan, any Award, or any Award Agreement shall be construed (a) to confer upon any individual the right to remain in the Service of the Trust or an Affiliate, (b) to interfere in any way with any contractual or other right or authority of the Trust or an Affiliate either to increase or decrease the compensation or other payments to any Person at any time, or (c) to terminate any Service or other relationship between any Person and the Trust or an Affiliate. In addition, notwithstanding any provision of the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Trust to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Trust to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

19.2Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Trust for approval shall be construed as creating any limitations upon the right and authority of the Board or the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board or the Committee in their discretion determine desirable.
19.3Withholding Taxes.

The Trust or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by Applicable Laws to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any Shares upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Trust or an Affiliate, as the case may be, any amount that the Trust or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Trust or an Affiliate, which may be withheld by the Trust or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Trust or such Affiliate to withhold Shares otherwise issuable to the Grantee or (b) by delivering to the Trust or such Affiliate Shares already owned by the Grantee. The Shares so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. A Grantee who has made an election pursuant to this Section 19.3 may satisfy such Grantee’s withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of Shares that may be withheld from any Award to satisfy any federal, state, or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of Shares pursuant to such Award, as applicable, may not exceed such number of Shares having a Fair Market Value equal to the minimum statutory amount required by the Trust or the applicable Affiliate to be withheld and paid to any such federal, state, or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of Shares.
19.4Captions.

The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.
19.5Construction.

Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”
19.6Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

19.7Number and Gender.

With respect to words used in the Plan, the singular form shall include the plural form, and the masculine gender shall include the feminine gender, as the context requires.
19.8Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
19.9Governing Law.

The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.
19.10Section 409A of the Code.

The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance with Code Section 409A. Any payments described in the Plan that are due within the Short-Term Deferral Period will not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding any provision of the Plan to the contrary, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6)-month period immediately following the Grantee’s Separation from Service will instead be paid on the first payroll date after the six (6)-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier).
Furthermore, notwithstanding anything in the Plan to the contrary, in the case of an Award that is characterized as deferred compensation under Code Section 409A, and pursuant to which settlement and delivery of the cash or Shares subject to the Award is triggered based on a Change in Control, in no event will a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or Shares if the transaction is not also a “change in the ownership or effective control of” the Trust or “a change in the ownership of a substantial portion of the assets of” the Trust as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). If an Award characterized as deferred compensation under Code Section 409A is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery shall occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Code Section 409A. No provision of this paragraph shall in any way affect the determination of a Change in Control for purposes of vesting in an Award that is characterized as deferred compensation under Code Section 409A.
Notwithstanding the foregoing, neither the Trust nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code Section 409A, and neither the Trust or an Affiliate nor the Board or the Committee will have any liability to any Grantee for such tax or penalty.

19.11Limitation on Liability.

No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Award Agreement. Notwithstanding any provision of the Plan to the contrary, neither the Trust, an Affiliate, the Board, the Committee, nor any person acting on behalf of the Trust, an Affiliate, the Board, or the Committee will be liable to any Grantee or to the estate or beneficiary of any Grantee or to any other holder of an Award under the Plan by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Code Section 422 or Code Section 409A or by reason of Code Section 4999, or otherwise asserted with respect to the Award; provided, that this Section 19.11 shall not affect any of the rights or obligations set forth in an applicable agreement between the Grantee and the Trust or an Affiliate.

To record adoption of the Plan by the Board as of February ___, 2016 and approval of the Plan by the Trust’s shareholders as of May __, 2016 the Trust has caused its authorized officer to execute the Plan.

WASHINGTON REAL ESTATE INVESTMENT TRUST

By:
Name:
Title:

Signature Page to the Washington Real Estate Investment Trust 2016 Omnibus Incentive Plan

Washington Real Estate Investment Trust

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 11, 2016.

Vote by Internet

- Go to **www.envisionreports.com/wre**
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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A Proposals — The Board of Trustees unanimously recommends a vote FOR the listed trustee nominees and FOR Proposals 2, 3 and 4.

1. Election of Trustees:

	For	Against	Abstain		For	Against	Abstain
01 - William G. Byrnes	☐	☐	☐	02 - Paul T. McDermott	☐	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Non-binding advisory vote on compensation of named executive officers (say-on-pay)	☐	☐	☐	3. Proposal to adopt Washington Real Estate Investment Trust 2016 Omnibus Incentive Plan (and terms of performance-based compensation under such plan)	☐	☐	☐
4. Proposal to ratify appointment of Ernst & Young LLP as independent registered public accounting firm for 2016	☐	☐	☐	5. In the discretion of the proxies on such other business as may properly come before the meeting			

B Non-Voting Items

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Meeting Attendance
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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Proxy — Washington Real Estate Investment Trust

PROXY FOR 2016 ANNUAL MEETING OF SHAREHOLDERS MAY 12, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Washington Real Estate Investment Trust, a Maryland real estate investment trust (the "Company"), hereby appoints Paul T. McDermott and Stephen E. Riffee, or either of them, with full power of substitution in each of them, as proxies for the undersigned to attend the Annual Meeting of Shareholders of the Company to be held on May 12, 2016 at 1775 Eye Street, NW, Suite 1000, Washington, D.C. 20006 at 8:30 a.m., Eastern Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned, as designated on the reverse side of this proxy, all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby revokes any proxy heretofore given with respect to such meeting.